                            MORGAN STANLEY
                            UNIVERSAL FUNDS, INC.

                                              ANNUAL REPORT
                                              DECEMBER 31, 1997

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

Overview and Statement of Net Assets by Portfolio:
  Asian Equity Portfolio..............................................     1
  Emerging Markets Equity Portfolio...................................     7
  Global Equity Portfolio.............................................    14
  International Magnum Portfolio......................................    21
  Equity Growth Portfolio.............................................    28
  Mid Cap Value Portfolio.............................................    34
  U.S. Real Estate Portfolio..........................................    39
  Value Portfolio.....................................................    45
  Emerging Markets Debt Portfolio.....................................    51
  Fixed Income Portfolio..............................................    56
  High Yield Portfolio................................................    61
Statement of Operations and Changes in Net Assets.....................    65
Financial Highlights .................................................    76
Notes to Financial Statements.........................................    87
Report of Independent Accountants.....................................    92
Federal Tax Information...............................................    93
Directors and Officers................................................    94

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                             ASIAN EQUITY PORTFOLIO

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW
CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDENT ACCOUNTANTS APPEARING ELSEWHERE IN THIS REPORT DOES NOT EXTEND TO THIS INFORMATION.
THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED ARE AS MEASURED BY THE MSCI COMBINED FAR EAST FREE EX-JAPAN INDEX AND ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1997)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

China             3.0%
Hong Kong        38.5%
India             0.5%
Indonesia         2.9%
Korea             2.6%
Malaysia          5.8%
Philippines       5.6%
Singapore        14.9%
Taiwan           15.3%
Thailand          3.4%
Other             7.5%

TOP FIVE HOLDINGS
                                                         PERCENT OF
SECURITY                                     COUNTRY     NET ASSETS
----------------------------------------  -------------  ----------
Cheung Kong Holdings Ltd.                   Hong Kong        12.9%
HSBC Holdings plc                           Hong Kong         5.2%
China Light & Power Co., Ltd.               Hong Kong         4.8%
Hutchison Whampoa Ltd.                      Hong Kong         4.2%
Asustek Computer, Inc.                       Taiwan           4.0%

TOP FIVE SECTORS
                                          VALUE   PERCENT OF
INDUSTRY                                  (000)   NET ASSETS
----------------------------------------  ------  ----------
Finance                                   $4,559      36.3%
Capital Equipment                          1,792      14.2%
Consumer Products                          1,530      12.2%
Technology                                 1,441      11.5%
Multi-Industry                               795       6.3%

PERFORMANCE COMPARED TO THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) COMBINED FAR EAST FREE EX-JAPAN INDEX(1)
------------------------------------

                                              TOTAL
                                           RETURNS(2)
                                               YTD
                                          -------------
PORTFOLIO(3)............................    -43.52%
INDEX...................................    -46.27%

1. The MSCI Combined Far East Free ex-Japan Index is an unmanaged index of common stocks and includes Indonesia, Hong Kong, Malaysia, the Philippines, Korea, Singapore, Taiwan and Thailand (includes dividends).
2. Total return for the Portfolio reflects expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total return would be lower.
3. Commenced operations on March 3, 1997.
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
COMPARISON OF THE CHANGE IN VALUE OF A
$10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                               ASIAN EQUITY    MSCI COMBINED FAR EAST
                                 PORTFOLIO      FREE EX-JAPAN INDEX 1
3/3/97*                              $10,000                    $10,000
12/31/97                               5,648                      5,373
*Commencement of operations

The investment objective of the Asian Equity Portfolio is to seek long-term capital appreciation by investing primarily in equity securities of Asian issuers (excluding Japan). The Portfolio intends to invest in equity securities that are traded on recognized stock exchanges of countries in Asia and in equity securities of companies, organized under the laws of an Asian country, whose business is conducted principally in Asia.

For the period from March 3, 1997 (commencement of operations) through December 31, 1997, the Portfolio had a total return of -43.52% as compared to -46.27% for the Morgan Stanley Capital International (MSCI) Combined Far East Free ex-Japan Index (the "Index").

Asian markets witnessed a disastrous year in 1997, as the Index suffered its largest yearly decline since its inception. Of the core East Asian markets, not a single individual country managed a positive return for the year, as the region's best performers were Taiwan (-6.3%) and Hong Kong (-23.3%). Five of the nine countries encompassed within the Index suffered declines of more than 60%, led by Indonesia (-74.1%) and followed by Thailand (-73.4%), Malaysia (-68.0%), Korea (-66.7%) and the Philippines (-62.6%).

Though the meltdown in the region can be traced to factors which existed in many countries, the collapse was precipitated by the de-pegging of the Thai baht on July 2, 1997, which subsequently forced the currency and equity markets into a vicious downward spiral. A large current account

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                             ASIAN EQUITY PORTFOLIO

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW   (CONT.)

deficit coupled with unhedged U.S. dollar loans going into a property bubble first attracted the speculators who eventually triggered the depreciation of the currency. Despite a change of government and an International Monetary Fund
(IMF) led bailout package, the equity market remains badly beaten, down close to 90% from its peak two years ago. Though the IMF has been successful in closing shaky financial institutions, a complete lack of confidence in the currency and illquidity in the markets has led most international equity investors to desert Thailand.

The currency depreciation quickly spread to other Southeast Asian countries, most severely to Indonesia. Despite reasonably solid macroeconomic fundamentals, domestic and international holders of the currency quickly fled to U.S. dollars, forcing the rupiah down 56% by year-end. Indonesian corporates and banks with large exposure to U.S. dollar-denominated debt led the market down, as interest costs skyrocketed throughout the economy. The ensuing economic slowdown, as well as concerns over the health of Indonesia's ailing patriarch Suharto, allowed little upside to the equity market through year-end.

The contagion effect which lashed Southeast Asia quickly spread to Northeast Asia with the Korean won depreciating by 47%. In the fourth quarter, the stock market declined sharply amidst concern over the credit quality of the financial sector and the ability of Korea to repay its foreign short-term obligations. Korea's downturn was a result of the excessive expansion and over-leverage by Korean chaebols, the business conglomerates of Korea, which comprise over 70% of GDP. Several large chaebols entered into court receivership including Sammi, Hanbo, Kia and Jinro with net debt to equity ratios well above 500%. In the latter part of the year, the IMF stepped in and Korea was forced to undertake quick liberalization and reform measures, including the opening of its capital markets.

Lastly, even Hong Kong did not remain unscathed from the regional turmoil. Though its currency board system allowed it to maintain the Hong Kong dollar peg to the U.S. dollar, the cost was levied through a rapid increase in interest rates. The equity market, dominated by interest sensitive stocks such as property and banks, reversed the 20% return it had made through September and plummeted to a final -25% performance for the year. Hong Kong property prices, among the most expensive in the world dropped 30% in 4 months, as asset deflation took the place of currency depreciation.

As the crash takes its initial victims in Association of South East Asian Nations (ASEAN) to below 70% from their peaks, focus has now shifted to North-East Asia. The imminent demise of the Korean economy (the 11th largest in the world) as we know it today has finally awakened the world to the risk of a worldwide contagion and begun to elicit some concerted response from the U.S. and the international community.

At the same time, however, as the other currencies and markets fall, the remaining markets like Hong Kong, Singapore and Taiwan are looking more and more expensive and vulnerable. The risk in Hong Kong is that China is obviously slowing rapidly and its currency peg to the U.S. dollar is exacting a heavy toll on its economy. Should the U.S. equity markets crash, Hong Kong's position could become untenable.

Similarly, should China falter, Taiwan would be seriously impacted, and its problems compounded by the current weakness in the technology and electronics area. Any fallout in the electronics area will also be problematic for Singapore which is already contending with the devastation of its ASEAN partners and hinterland.

We would therefore look to reduce our Hong Kong and China exposure and seek to hedge our currency exposure to the Hong Kong dollar, the New Taiwan dollar and the Singapore dollar. Concurrently, we would be seeking to put money to work in selected stocks in the more devastated markets which are beginning to offer compelling values for the patient investor.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                             ASIAN EQUITY PORTFOLIO

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW   (CONT.)

It is anticipated that 1998 will be a very difficult year for the region. The effect of the fallout in the regional markets is just beginning to filter through into the real economy and 1998 will be marked by corporate collapses and massive layoffs which are likely to cause many of the economies to descend into economic recessions and possible political and social unrest.

Although the currency turmoil and confidence crisis continues and there are no signs of the stock markets stabilizing, the speed at which some of the regional currencies and markets are sliding would seem to indicate a climatic condition.

It is therefore our view that now is not the time for serious investors to exit these markets. Indeed, investors with the luxury of a longer term horizon stand to reap considerable long term gains through capitalizing on this monumental meltdown in the Asian markets.

Our strategy would be to concentrate on identifying for acquisition, the companies and stocks that represent irreplaceable franchises which are currently available at bargain prices.

January 1998

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                             ASIAN EQUITY PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS
                               DECEMBER 31, 1997

                                                                   VALUE
  SHARES                                                           (000)
------------------------------------------------------------------------

COMMON STOCKS (92.5%)
  CHINA (3.0%)
    243,000   Guangshen Railway Co., Ltd., Class H.............  $    64
    233,000   Qingling Motors Co., Class H.....................      114
 (a)451,000   Zhejiang Expressway Co., Ltd., Class H...........       91
    178,000   Zhejiang Southeast Electric Power Co., Ltd.,
                Class B........................................       58
    124,000   Zhenhai Refining & Chemical Co., Ltd., Class H...       52
                                                                 -------
                                                                     379
                                                                 -------
  HONG KONG (38.5%)
    248,000   Cheung Kong Holdings Ltd.........................    1,624
    109,000   China Light & Power Co., Ltd.....................      605
     81,000   Dao Heng Bank Group Ltd..........................      202
    110,000   Hong Kong Telecommunications Ltd.................      227
     26,400   HSBC Holdings plc................................      651
     85,000   Hutchison Whampoa Ltd............................      533
    226,000   Ng Fung Hong Ltd.................................      238
     35,000   Shanghai Industrial Holdings Ltd.................      130
     55,000   Sun Hung Kai Properties Ltd......................      383
     42,000   Swire Pacific Ltd., Class A......................      230
      5,000   Television Broadcasts Ltd........................       14
                                                                 -------
                                                                   4,837
                                                                 -------
  INDIA (0.5%)
        900   Bajaj Auto Ltd. GDR..............................       18
      2,300   ITC Ltd. GDR.....................................       46
        500   Tata Engineering & Locomotive Co., Ltd. GDR......        4
                                                                 -------
                                                                      68
                                                                 -------
  INDONESIA (2.9%)
     94,000   Astra International..............................       24
      7,000   Bat Indonesia....................................       33
     11,000   Gudang Garam.....................................       17
   (a)4,600   Gulf Indonesia Resources Ltd.....................      101
     19,400   Indofood Sukses Makmur...........................        6
(a,d)647,000  Makindo..........................................      115
     91,500   Telekomunikasi Indonesia.........................       49
      3,000   Unilever Indonesia...............................       16
                                                                 -------
                                                                     361
                                                                 -------
  KOREA (2.6%)
      1,700   Hansol Paper Co..................................        7
      1,056   Housing & Commercial Bank, Korea GDR.............        6
   (a)4,700   Korea Fund, Inc..................................       31
        965   LG Information & Communication Ltd...............       27
   (d)1,300   Pohang Iron & Steel Co., Ltd.....................       36
      1,000   Pohang Iron & Steel Co., Ltd. ADR................       18
      1,500   Samsung Electronics Co...........................       34
(a,e)11,286   Samsung Electronics Co. GDR......................      160
         20   SK Telecom Co., Ltd..............................        6
                                                                 -------
                                                                     325
                                                                 -------
  MALAYSIA (5.8%)
     28,000   Dialog Group Bhd.................................       48
     43,000   Genting Bhd......................................      108
      4,000   Kuala Lumpur Kepong Bhd..........................        9

                                                                   VALUE
  SHARES                                                           (000)
------------------------------------------------------------------------
      9,000   Malayan Banking Bhd..............................  $    26
     55,000   Telekom Malaysia Bhd.............................      163
    162,000   Tenaga Nasional Bhd..............................      346
     33,000   United Engineers (Malaysia) Bhd..................       27
                                                                 -------
                                                                     727
                                                                 -------
  PHILIPPINES (5.6%)
    325,625   Ayala Land, Inc., Class B........................      129
 (a)343,600   DMCI Holdings, Inc...............................       10
(a)1,071,000  Digital Telecommunications Philippines, Inc......       39
 (a)177,000   Fil-Estate Land, Inc.............................        5
     56,885   Manila Electric Co., Class B.....................      188
 (a)484,000   Music Corp.......................................      173
    572,760   SM Prime Holdings, Inc...........................       85
     62,000   San Miguel Corp., Class B........................       76
                                                                 -------
                                                                     705
                                                                 -------
  SINGAPORE (14.9%)
   (a)6,950   Creative Technology Ltd..........................      153
     19,000   Development Bank of Singapore Ltd. (Foreign).....      163
  (a)47,000   NatSteel Electronics Ltd.........................       60
     74,560   Oversea-Chinese Banking Corp. (Foreign)..........      435
     51,000   Parkway Holdings Ltd.............................      115
     20,200   Singapore Press Holdings Ltd. (Foreign)..........      253
     77,000   United Overseas Bank Ltd. (Foreign)..............      428
     21,000   Venture Manufacturing (Singapore) Ltd............       59
  (a)66,000   Want Want Holdings Ltd...........................       91
     94,000   Wing Tai Holdings Ltd............................      110
                                                                 -------
                                                                   1,867
                                                                 -------
  TAIWAN (15.3%)
  (a)20,000   Acer, Inc. GDR...................................      142
  (a)18,500   Asustek Computer, Inc............................      293
  (a)13,186   Asustek Computer, Inc. GDR.......................      211
     12,000   Cathay Construction Corp.........................       14
  (a)13,000   China Development Corp...........................       37
  (a)84,687   Compal Electronics...............................      246
   (a)3,000   Compeq Manufacturing Co., Ltd....................       17
   (a)8,000   Delpha Construction Co., Ltd.....................       12
      8,000   Delta Electronics, Inc...........................       32
    251,645   Far East Textile Ltd.............................      273
  (a)51,000   Hon Hai Precision Industry.......................      258
  (a)20,000   Kuoyang Construction.............................       38
  (a)13,000   Pou Chen Corp....................................       53
     48,200   Siliconware Precision Industries Co..............      114
  (a)14,000   Siliconware Precision Industries Co. GDR.........      180
                                                                 -------
                                                                   1,920
                                                                 -------
  THAILAND (3.4%)
      4,000   Advanced Info Service PCL (Foreign)..............       19
 (a,d)9,000   Bangkok Expressway PCL (Foreign).................        5
  (d)67,000   CVD Entertainment PCL (Foreign)..................       35
     76,300   Eastern Water Resources Development & Management
                PCL............................................       79
   (d)6,400   I.C.C. International PCL (Foreign)...............        5
      4,000   Industrial Finance Corp. of Thailand (Foreign)...        1
     15,000   Land & House PCL (Foreign).......................        3
   (d)6,000   Matichon PCL (Foreign)...........................        6
  (d)45,000   Nation Multimedia Group PCL (Foreign)............       12

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                             ASIAN EQUITY PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS   (CONT.)
                               DECEMBER 31, 1997

                                                                   VALUE
  SHARES                                                           (000)
------------------------------------------------------------------------

  THAILAND (CONT.)

 (d)152,200   National Petrochemical PCL (Foreign).............  $    81
      5,000   Phatra Thanakit PCL (Foreign)....................        3
 (d)133,000   Quality House PCL (Foreign)......................        6
(a,d)11,000   Sino Thai Engineering & Construction PCL
                (Foreign)......................................        1
     82,300   Thai Farmers Bank PCL (Foreign)..................      150
   (d)5,000   Thai Rung Union Car PCL (Foreign)................        1
   (d)9,000   Thai Stanley Electric PCL (Foreign)..............        5
  (d)11,000   Thai Storage Battery PCL (Foreign)...............        9
  (d)12,800   Thai Theparos Food Product PCL (Foreign).........       12
                                                                 -------
                                                                     433
                                                                 -------
TOTAL COMMON STOCKS (COST $14,461).............................   11,622
                                                                 -------

   FACE
  AMOUNT
   (000)
-----------

SHORT-TERM INVESTMENT (7.7%)
 REPURCHASE AGREEMENT (7.7%)
       $968   Chase Securities, Inc. 5.95%, dated 12/31/97, due
                1/2/98, to be repurchased at $968,
                collateralized by U.S. Treasury Notes, 5.875%,
                due 11/15/05, valued at $993 (COST $968).......      968
                                                                 -------
FOREIGN CURRENCY (0.1%)
IDR   32,119  Indonesian Rupiah................................        6
MYR       3   Malaysian Ringgit................................        1
SGD       17  Singapore Dollar.................................       10
TWD      44   Taiwan Dollar....................................        1
                                                                 -------
TOTAL FOREIGN CURRENCY (COST $18)..............................       18
                                                                 -------

TOTAL INVESTMENTS (100.3%) (COST $15,447).......................   12,608
                                                                   -------
OTHER ASSETS (0.4%)
  Due from Adviser.....................................  $    31
  Dividends Receivable.................................        5
  Net Unrealized Gain on Foreign Currency Exchange
   Contracts...........................................        7
  Receivable for Investments Sold......................        4
  Foreign Withholding Tax Reclaim Receivable...........        1       48
                                                         -------
LIABILITIES (-0.7%)
  Professional Fees Payable............................      (38)
  Custodian Fees Payable...............................      (15)
  Payable for Portfolio Shares Redeemed................      (13)
  Bank Overdraft.......................................       (7)
  Deferred Foreign Taxes Payable.......................       (4)
  Administrative Fees Payable..........................       (3)
  Other Liabilities....................................       (5)     (85)
                                                         -------   -------
NET ASSETS (100%)...............................................   $12,571
                                                                   -------
                                                                   -------
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
Applicable to 2,229,785 outstanding $0.001 par value shares
  (authorized 500,000,000 shares)...............................   $ 5.64
                                                                   -------
                                                                   -------

                                                                    AMOUNT
                                                                     (000)
--------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Paid in Capital.................................................   $17,788
Undistributed Net Investment Income.............................       73
Accumulated Net Realized Loss...................................   (2,454)
Unrealized Depreciation on Investments and Foreign Currency
  Translations (Net of foreign taxes of $4).....................   (2,836)
                                                                   -------
NET ASSETS......................................................   $12,571
                                                                   -------
                                                                   -------

FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:
Under the terms of foreign currency exchange contracts open at December 31, 1997, the Portfolio is obligated to deliver foreign currency in exchange for U.S. dollars as indicated below:

 CURRENCY                            IN EXCHANGE
TO DELIVER     VALUE    SETTLEMENT       FOR        VALUE     NET UNREALIZED
   (000)       (000)       DATE         (000)       (000)    GAIN (LOSS) (000)
-----------  ---------  -----------  -----------  ---------  -----------------
 IDR 52,692  $       9      1/2/98    U.S.$   9   $       9      $      --
  KRW54,750         32     2/25/98    U.S.$  50          50             18
  SGD 1,973      1,165     3/18/98    U.S.$1,154      1,154            (11)
             ---------                            ---------            ---
             $   1,206                            $   1,213      $       7
             ---------                            ---------            ---
             ---------                            ---------            ---

---------------

(a)   --  Non-income producing security
(d)   --  Security valued at fair value -- See note A-1 to financial statements.
(e)   --  144A Security -- certain conditions for public sale may exist.
ADR   --  American Depositary Receipt
GDR   --  Global Depositary Receipt
KRW   --  South Korean Won
PCL   --  Public Company Limited

---------------
At December 31, 1997, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

                                                NET
  COST     APPRECIATION   (DEPRECIATION)   DEPRECIATION
  (000)        (000)           (000)           (000)
---------  -------------  ---------------  -------------
$  15,855    $     288       $  (3,553)      $  (3,265)

For the year ended December 31, 1997, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $27,966,000 and $11,074,000, respectively. There were no purchases and sales of U.S. Government securities for the year ended December 31, 1997.

At December 31, 1997, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, through December 31, 2005 of approximately $1,501,000. To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by a Portfolio for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

Net capital and net currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the period from November 1, 1997 to December 31, 1997, the Portfolio incurred and elected to defer until January 1, 1998, for U.S. Federal income tax purposes, net capital losses of approximately $529,000.
----------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                             ASIAN EQUITY PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS   (CONT.)
                               DECEMBER 31, 1997

              SUMMARY OF COMMON STOCKS BY INDUSTRY CLASSIFICATION
                                  (UNAUDITED)

                                                      % OF
                                           VALUE       NET
SECTOR DIVERSIFICATION                     (000)     ASSETS
----------------------------------------  -------   ---------
Capital Equipment.......................  $ 1,792       14.2%
Consumer Products.......................    1,530       12.2
Energy..................................      792        6.3
Finance.................................    4,559       36.3
Mines...................................        9        0.1
Materials...............................      152        1.2
Multi-Industry..........................      795        6.3
Technology..............................    1,441       11.5
Services................................      552        4.4
                                          -------   ---------
Total Investments.......................  $11,622       92.5%
                                          -------   ---------
                                          -------   ---------

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                       EMERGING MARKETS EQUITY PORTFOLIO

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW
CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDENT ACCOUNTANTS APPEARING ELSEWHERE IN THIS REPORT DOES NOT EXTEND TO THIS INFORMATION.
THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE AS MEASURED BY THE IFC GLOBAL TOTAL RETURN COMPOSITE INDEX ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1997)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Argentina           2.7%
Brazil             14.3%
Chile               0.5%
China               0.2%
Egypt               1.7%
Hong Kong           1.7%
Hungary             0.7%
India               7.5%
Indonesia           1.6%
Israel              2.6%
Korea               2.8%
Malaysia            2.5%
Mexico             11.3%
Pakistan            4.2%
Peru                0.6%
Philippines         1.6%
Poland              1.6%
Russia              6.2%
South Africa        5.0%
Taiwan              3.0%
Thailand            2.2%
Turkey              5.3%
Venezuela           0.4%
Zimbabwe            0.5%
Other              19.3%

TOP FIVE HOLDINGS

                                                        PERCENT OF
SECURITY                                    COUNTRY     NET ASSETS
----------------------------------------  ------------  ----------
Telebras                                     Brazil          4.9%
CRT                                          Brazil          2.8%
FEMSA, Class B                               Mexico          2.8%
Telmex, Class L ADR                          Mexico          2.6%
Yapi Ve Kredi Bankasi A.S.                   Turkey          2.0%

TOP FIVE SECTORS

                                          VALUE   PERCENT OF
INDUSTRY                                  (000)   NET ASSETS
----------------------------------------  ------  ----------
Services                                  $7,443      21.8%
Consumer Products                         6,001       17.6%
Finance                                   4,426       13.0%
Capital Equipment                         2,820        8.3%
Energy                                    2,810        8.2%

PERFORMANCE COMPARED TO THE IFC GLOBAL TOTAL RETURN COMPOSITE INDEX(1)
------------------------------------

                                             TOTAL RETURNS(2)
                                          -----------------------
                                                       AVERAGE
                                                        ANNUAL
                                            ONE         SINCE
                                            YEAR      INCEPTION
                                          --------   ------------
PORTFOLIO(3)............................    0.52%         -1.22%
INDEX...................................  -14.42%        -12.93%

1. The IFC Global Total Return Composite Index is an unmanaged index of common stocks and includes developing countries in Latin America, East and South Asia, Europe, the Middle East and Africa (includes dividends).
2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.
3. Commenced operations on October 1, 1996.
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

COMPARISON OF THE CHANGE IN VALUE OF A
$10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                 Emerging Markets  IFC Global Total Return
                                 Equity Portfolio        Composite Index 1
10/1/96*                                  $10,000                  $10,000
12/31/96                                    9,797                    9,830
12/31/97                                    9,848                    8,413
*Commencement of operations

The Emerging Markets Equity Portfolio seeks long-term capital appreciation by investing primarily in common and preferred stocks, convertible securities, rights and warrants to purchase common stocks, sponsored or unsponsored ADRs and other equity securities of emerging market country issuers.
For the year ended December 31, 1997, the Portfolio had a total return of 0.52% compared to -14.42% for the IFC Global Total Return Composite Index (the "Index"). For the period from October 1, 1996 (commencement of operations) through December 31, 1997, the Portfolio had an average annual total return of -1.22% compared with -12.93% for the Index. The currency crisis in Asia and the contagion effect of Asian devaluations triggered a collapse of practically every emerging market in the fourth quarter of 1997. The selling panic which ensued across all emerging markets left Asia down 33%, Latin America down 11% and Russia down 18%. Even India, insulated and isolated, was off 12% during the quarter. The Portfolio's overweight positions in Russia, Indonesia, Korea and Thailand had a negative impact on performance over this period.
For the year the Portfolio outperformed the Index. Country allocation drove performance, as overweights in Russia, India, Pakistan and Turkey, combined with underweights in Asia in general helped the relative results. We began easing into Asia in the third and fourth quarters of 1997 as we felt that both the currency and stock markets had dramatically overshot fair-value benchmarks. Asian markets are down 70%-85% from their highs and have discounted economic devastation and corporate bankruptcies. While we do believe that the near-term economic and earnings outlook for the Asian countries is grim, and that economic pain with its commensurate political convulsions are

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                       EMERGING MARKETS EQUITY PORTFOLIO

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW   (CONT.)

ahead, (particularly in countries like Indonesia and Korea), we believe that the worst has been discounted in the prices of stocks and the currencies. These markets have been tremendously oversold, and in the face of such negative sentiment, any marginally positive news could ignite a huge rally in the region.

We have been discriminating in the selection of both markets and stocks as we believe that the markets will bifurcate (as in Japan in the last few years). We envision a distinction between winners and losers as the era of "Asian Value" crony-capitalism comes to an end. We feel that Korea has the best chance of transforming its economy and its corporate structure for the benefit of the shareholder. World class companies such as Samsung Electronics, LG Information & Communication and Pohang Iron & Steel are at bargain basement levels. We are overweight Korea and concentrated in these stocks.

The closure of 56 out of 58 finance companies in Thailand last month signaled to us the start of the corporate restructuring that is inevitable in Thailand. After an agonizing 6 months it appears that the Thai government and the corporate sector have seen the writing on the wall as slow, fitful, ambivalent restructuring has begun. We are overweight Thailand since we feel that, although positive economic and corporate news will be scarce over the next year, the market in its discounting wisdom may have seen the worst.

Indonesia has fallen the furthest and the fastest of all Asian markets. Although this market is currently capitalized at 10% of its value in U.S. dollars from a year earlier, we hesitate to add to positions. While Indonesia is very cheap, it is deservedly so. The country is poised on a razor's edge as the fate of a country of 200 million people depends on the will of one man. The corrupt nexus between politics and business remains intractable, and it appears that no real progress on economic reform can be made with the current political regime. President Suharto has made some concessions and conciliatory noises under duress from the International Monetary Fund (IMF) and a phone call from President Clinton. However, a true embracing of the IMF reform package implies a fundamental reformation of the political system and abdication of economic largesse by the Suharto family. Resentment for the First Family, particularly toward the Suharto children, runs deep and may prove incendiary in the coming months. The scenario developing in Indonesia includes sharply higher inflation, a recession, a dramatic rise in unemployment, food shortages and an election. We maintain a neutral weight in Indonesia as the market is dramatically oversold. Although we expect a significant upward move from these levels, we would expect to sell into a rally, assuming no change in underlying fundamentals.

Malaysia has earned the dubious distinction of the 'least-worst' Asian market. Its banking system is sound, politics stable and its corporate sector is in reasonable shape. Our hesitancy towards Malaysia has been valuation-based. Given the recent correction, we are in the process of increasing our long underweight position.

We are slightly underweight Latin America and expect to decrease our exposure even further. We remain upbeat on the government and corporate leadership witnessed during the post-Mexico devaluation crisis and the more recent Asian crisis. In Mexico, the consumer recovery continues and in Brazil the privatization program is moving ahead. However, the Brazilian real is perhaps one of the more overvalued currencies in the emerging market universe, and the high real interest rates required to support it in the aftermath of the Asian crisis will prove burdensome both for the corporate sector and for equity market performance. Mexico has performed spectacularly in the past 12 months as it has enjoyed the unique position of having taken its devaluation "medicine" early as well as being geographically situated to capitalize on the phenomenal strength of the U.S. economy. As a result, though, many of the Mexican stocks we own no longer offer compelling value, and will likely be trimmed to gain exposure to other investments in Asia.

We continue to view India and South Africa as a source of funds for our increased exposure in Asia. India is well underpinned by both valuations and corporate fundamentals; however, we believe that political uncertainty and slightly higher interest rates will cap some of the upside in the market.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                       EMERGING MARKETS EQUITY PORTFOLIO

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW   (CONT.)

Russia has had a big correction after a stellar run. We continue to remain sanguine about its long term prospects but have trimmed our position a bit. Likewise, Turkey experienced tremendous returns over the last year, and remains one of the last markets that have yet to conquer inflation. Positive news on this front could trigger another move up. As valuations remain at attractive levels, we are overweight the Turkish market. Cash has built up and is slowly being redeployed as the entire asset class has been joltingly repriced significantly below fair value.

In closing, we are happy to inform you that we have added Tim Jensen to the Emerging Market team as a portfolio manager covering the Asian markets. Tim will be the point person in New York coordinating investments in the Asian markets for the global emerging market funds. He will work with our Singapore based team. Tim has eight years of investment experience and was most recently a partner at Ardsley. Additionally, Vinod Sethi, Managing Director in charge of our Bombay office, has expanded his responsibilities to include oversight of stock selection in Asia. He will act as the CIO for the team in Asia and will maintain his responsibility for stock selection in India. Ean Wah Chin, Managing Director, is now Chairman of the overall investment management business for Asia ex-Japan, and will continue to have input to the country allocation process for the global emerging market product.

January 1998

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                       EMERGING MARKETS EQUITY PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS
                               DECEMBER 31, 1997

                                                                                          VALUE
    SHARES                                                                                (000)
-----------------------------------------------------------------------------------------------

COMMON STOCKS (UNLESS OTHERWISE NOTED) (80.6%)
  ARGENTINA (2.7%)
          1,150   Nortel ADR..................................................  $            29
          1,780   Telecom Argentina ADR.......................................               64
         17,495   Telefonica de Argentina ADR.................................              652
          4,642   YPF ADR.....................................................              159
                                                                                        -------
                                                                                            904
                                                                                        -------
  BRAZIL (14.2%)
     13,360,000   Banco Bradesco (Preferred)..................................              132
        237,000   Brahma (Preferred)..........................................              159
         23,120   Brahma (Preferred) ADR......................................              328
      8,149,000   CELESC (Preferred)..........................................              354
          2,000   CEMIG ADR...................................................               87
     (a)782,400   CRT (Preferred).............................................              964
          6,500   CVRD (Preferred)............................................              131
          3,023   CVRD ADR....................................................               60
        209,000   Coteminas...................................................               75
     (a,e)2,700   Coteminas (Preferred) ADR...................................               45
     (a)110,000   Encorpar....................................................               --
        299,500   Itaubanco (Preferred).......................................              161
         74,000   Lightpar....................................................               22
      1,159,000   Lojas Arapua (Preferred)....................................                4
          1,305   Lojas Arapua (Preferred) ADR................................                4
        749,000   Lojas Renner (Preferred)....................................               24
          4,415   Pao de Acucar (Preferred) ADR...............................               86
      1,207,000   Petrobras (Preferred).......................................              282
     (a,e)1,555   Petrobras (Preferred) ADR...................................               37
     (a,e)1,645   Rossi GDR...................................................                8
      1,791,000   Telebras (Preferred)........................................              204
        991,000   Telebras....................................................              101
         11,643   Telebras ADR................................................            1,356
          4,836   TELESP (Preferred)..........................................                1
       (a)7,070   Unibanco (Preferred) GDR....................................              228
                                                                                        -------
                                                                                          4,853
                                                                                        -------
  CHILE (0.5%)
          2,805   CCU ADR.....................................................               82
          1,335   Enersis ADR.................................................               39
          3,330   Santa Isabel ADR............................................               59
                                                                                        -------
                                                                                            180
                                                                                        -------
  CHINA (0.2%)
         36,000   Qingling Motors Co., Class H................................               18
     (a)129,000   Zhejiang Expressway Co., Ltd., Class H......................               26
         58,000   Zhenhai Refining & Chemical Co., Ltd., Class H..............               24
                                                                                        -------
                                                                                             68
                                                                                        -------
  COLOMBIA (0.0%)
         25,520   Banco de Colombia...........................................                9
                                                                                        -------
  EGYPT (1.7%)
          1,100   Al-Ahram Beverages Co., GDR.................................               31
          1,750   Commercial International Bank...............................               35
          4,000   Commercial International Bank GDR (Registered)..............               84
          3,500   Eastern Tobacco.............................................               81
       (a)1,000   Helwan Cement...............................................               20
          1,635   Industrial & Engineering....................................               27
       (a)2,300   Madinet Nasr Housing & Development..........................              149
            650   North Cairo Flour Mills Co..................................               19
            600   Paints & Chemical Industry..................................               19
          2,500   Paints & Chemical Industry GDR..............................               25
          3,000   Suez Cement Co. GDR.........................................               61
          1,200   Torah Portland Cement.......................................               28
                                                                                        -------
                                                                                            579
                                                                                        -------
  HONG KONG (1.7%)
         16,000   Cheung Kong Holdings Ltd....................................              105
         19,000   China Light & Power Co., Ltd................................              106

                                                                                          VALUE
    SHARES                                                                                (000)
-----------------------------------------------------------------------------------------------
         26,000   China Resources Enterprise Ltd..............................  $            58
          4,600   HSBC Holdings plc...........................................              113
         65,000   Ng Fung Hong Ltd............................................               68
         13,000   Shanghai Industrial Holdings Ltd............................               48
         14,000   Sun Hung Kai Properties Ltd.................................               98
                                                                                        -------
                                                                                            596
                                                                                        -------
  HUNGARY (0.7%)
            400   Borsod Chem Rt. GDR (Registered)............................               14
            780   Gedeon Richter Rt...........................................               82
          4,250   MOL Magyar Olaj-es Gazipari Rt. GDR (Registered)............              104
            800   OTP Bank Rt.................................................               30
            433   Tisza Vegyi Kombinat Rt. GDR (Registered)...................                7
                                                                                        -------
                                                                                            237
                                                                                        -------
  INDIA (7.5%)
          4,000   Bajaj Auto Ltd..............................................               62
         50,000   Bharat Heavy Electricals....................................              451
         10,000   Container Corp. of India Ltd................................              107
         25,650   Hero Honda Motors Ltd.......................................              604
          3,600   Housing Development Finance Corp............................              283
         20,000   ITC Ltd.....................................................              316
    (a,g)45,500   Morgan Stanley India Investment Fund, Inc...................              381
         21,900   State Bank of India.........................................              136
         25,000   Tata Engineering & Locomotive, Class A......................              208
                                                                                        -------
                                                                                          2,548
                                                                                        -------
  INDONESIA (1.6%)
        412,200   Astra International (Foreign)...............................              107
     (d)373,604   Bank International Indonesia (Foreign)......................               22
     (d)231,000   Bank Negara Indonesia (Foreign).............................               22
          8,200   Barito Pacific Timber.......................................                2
         53,645   Bimantra Citra (Foreign)....................................               10
         26,000   Citra Marga Nusaphala Persada...............................                3
          7,983   Daya Guna Samudera..........................................                6
         70,116   Gudang Garam (Foreign)......................................              107
         (a)400   Gulf Indonesia Resources Ltd................................                9
      (d)21,000   Hanjaya Mandala Sampoerna (Foreign).........................               16
         41,500   Indah Kiat Pulp & Paper Corp................................                7
      (d)99,400   Indah Kiat Pulp & Paper Corp. (Foreign).....................               18
        102,900   Indofood Sukses Makmur (Foreign)............................               34
          3,900   London Sumatra Indonesia....................................                2
      (d)98,000   Mayora Indah (Foreign)......................................                8
   (a,d)154,000   Putra Surya Multidana (Foreign).............................               15
          6,100   Tambang Timah...............................................                7
        190,500   Telekomunikasi Indonesia....................................              101
          1,000   Telekomunikasi Indonesia ADR................................               11
      (d)68,000   Telekomunikasi Indonesia (Foreign)..........................               36
                                                                                        -------
                                                                                            543
                                                                                        -------
  ISRAEL (2.6%)
         89,200   Bank Hapoalim Ltd. (Registered).............................              214
          6,467   Elbit Systems Ltd...........................................               85
            286   First International Bank of Israel Ltd., Class 5............              210
          1,240   Koor Industries Ltd.........................................              137
         48,950   Supersol Ltd................................................              139
          6,780   Supersol Ltd. ADR...........................................               95
                                                                                        -------
                                                                                            880
                                                                                        -------
  KOREA (2.8%)
          3,500   Hansol Paper Co., Ltd.......................................               15
          7,778   Housing & Commercial Bank, Korea GDR........................               45
       (a)4,229   Housing & Commercial Bank, Korea............................               28
       (a)6,500   Korea Fund, Inc.............................................               43
          6,349   LG Information & Communication Ltd..........................              177
       (d)6,900   Pohang Iron & Steel Co., Ltd................................              192
          8,650   Samsung Electronics Co......................................              196
          9,900   Samsung Electronics GDR (New)...............................              141

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                       EMERGING MARKETS EQUITY PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS   (CONT.)
                               DECEMBER 31, 1997

                                                                                          VALUE
    SHARES                                                                                (000)
-----------------------------------------------------------------------------------------------

  KOREA (CONT.)

     (a,e)3,896   Samsung Electronics GDS (New)...............................  $            55
         (d)201   Telecom Co., Ltd............................................               61
                                                                                        -------
                                                                                            953
                                                                                        -------
  MALAYSIA (2.5%)
         11,400   AMMB Holdings Bhd...........................................                7
          3,000   Berjaya Sports Toto Bhd.....................................                8
         15,000   Carlsberg Brewery Malaysia Bhd..............................               48
         24,000   Commerce Asset Holdings Bhd.................................               12
         10,000   Genting Bhd.................................................               25
         36,000   Golden Hope Plantations Bhd.................................               42
         19,000   IOI Corp. Bhd...............................................                6
         19,000   Kuala Lumpur Kepong Bhd.....................................               41
         24,000   Malayan Banking Bhd.........................................               70
         24,000   Malayan United Industries Bhd...............................                4
          8,000   Malaysian International Shipping Corp. Bhd (Foreign)........               12
          3,000   Malaysian Pacific Industries Bhd............................                7
         25,000   Magnum Corp. Bhd............................................               15
          8,000   Nestle Bhd..................................................               37
          5,000   New Straits Times Press Bhd.................................                6
          9,000   Perusahaan Otomobil Nasional Bhd............................                9
         35,000   Petronas Gas Bhd............................................               80
         42,000   R.J. Reynolds Bhd...........................................               69
         38,000   RHB Capital Bhd.............................................               18
          9,000   Rashid Hussain Bhd..........................................                7
          8,000   Resorts World Bhd...........................................               13
          8,200   Rothmans of Pall Mall Bhd...................................               64
         49,000   Sime Darby Bhd..............................................               47
         14,000   Technology Resources Industries Bhd.........................                8
         32,000   Telekom Malaysia Bhd........................................               95
         43,000   Tenaga Nasional Bhd.........................................               92
         29,000   United Engineers Bhd........................................               24
                                                                                        -------
                                                                                            866
                                                                                        -------
  MEXICO (11.3%)
          8,035   Apasco......................................................               55
         46,125   Banacci, Class B............................................              138
       (a,e)370   Bancomer ADR, Class B.......................................                5
     (a)142,785   Bancomer, Class B...........................................               93
      (a)61,478   Cemex CPO...................................................              278
         (a)345   Cemex CPO ADR...............................................                3
          4,180   Cifra ADR, Class B..........................................               10
         22,865   Cifra, Class C..............................................               51
         11,003   Cifra, Class V..............................................               27
        116,735   FEMSA, Class B..............................................              939
       (a)7,285   Grupo Televisa GDR..........................................              282
        102,645   Kimberly-Clark Corp., Class A...............................              488
       (a)9,495   TV Azteca ADR...............................................              214
          9,843   Televisa CPO GDR............................................              381
         15,776   Telmex, Class L ADR.........................................              885
                                                                                        -------
                                                                                          3,849
                                                                                        -------
  PAKISTAN (4.2%)
        136,000   Fauji Fertilizer Co., Ltd...................................              260
     (a)242,700   Hub Power Co................................................              316
         29,628   Pakistan State Oil Co., Ltd.................................              252
        703,300   Pakistan Telecommunications Corp., Class A..................              531
      (a)90,900   Sui Northern Gas Pipelines, Ltd.............................               56
                                                                                        -------
                                                                                          1,415
                                                                                        -------
  PERU (0.6%)
          7,970   Tel Peru ADR................................................              186
                                                                                        -------
  PHILIPPINES (1.6%)
        277,600   Ayala Corp..................................................              108
         32,480   Ayala Land, Inc., Class B...................................               13
         54,420   C&P Homes, Inc..............................................                3
      (a)44,280   Filinvest Land, Inc.........................................                2
         26,540   Manila Electric Co., Class B................................               88
         28,960   Metro Pacific Corp..........................................                1
                                                                                          VALUE
    SHARES                                                                                (000)
-----------------------------------------------------------------------------------------------
          2,782   Metropolitan Bank & Trust Co................................  $            19
          8,420   Philippine Long Distance Telephone Co.......................              183
            500   Philippine Long Distance Telephone Co., ADR.................               11
       (a)1,370   Philippine National Bank....................................                3
         39,750   Petron Corp.................................................                3
        298,510   SM Prime Holdings, Inc......................................               44
         45,680   San Miguel Corp., Class B...................................               56
                                                                                        -------
                                                                                            534
                                                                                        -------
  POLAND (1.6%)
       (a)6,767   Agros Holding, Class C......................................              140
         48,973   BIG Bank Inicjatyw..........................................               48
          2,000   BIG Bank Inicjatyw GDR......................................               31
         (a)800   Bank of Handlowy W Warszawie................................               10
          1,000   BRE Bank....................................................               21
            450   Bank Slaski.................................................               25
       (a)2,004   Cieszyn Polifarb Wroclaw....................................                9
          3,050   Debica......................................................               74
         12,900   Elektrim....................................................              125
       (a)3,500   Exbud.......................................................               33
       (a)8,400   Polifarb Wroclaw............................................               40
                                                                                        -------
                                                                                            556
                                                                                        -------
  RUSSIA (6.2%)
        150,000   Irkutskenergo...............................................               30
          4,740   Lukoil Holding ADR..........................................              437
     (d)554,047   Mustcom.....................................................              471
          4,033   Mosenergo ADR...............................................              151
      (a)24,400   Rostelecom..................................................               87
     (d)325,393   Svyaz Finance...............................................              283
         14,700   Surgutneftegaz ADR..........................................              150
            983   Tatneft ADR.................................................              140
        756,139   Unified Energy Systems......................................              227
       (a)4,966   Unified Energy Systems GDR..................................              139
                                                                                        -------
                                                                                          2,115
                                                                                        -------
  SINGAPORE (0.0%)
         (a)200   Creative Technology Ltd.....................................                4
                                                                                        -------
  SOUTH AFRICA (5.0%)
         12,500   Barlow Rand Ltd.............................................              106
          3,824   Bidvest Group Ltd...........................................               32
          1,100   Coronation Holdings Ltd.....................................               17
            900   Coronation Holdings Ltd. (New)..............................               13
         18,600   Ellerine Holdings Ltd.......................................              120
         12,400   Foodcorp Ltd................................................               64
         16,900   Forbes Group Ltd............................................               31
         20,400   Illovo Sugar Ltd............................................               35
         27,750   Malbak Ltd..................................................               27
         58,700   NBS Boland Group Ltd........................................              145
     (a)117,100   New Africa Investments Ltd., Class N........................              112
         20,000   Orion Selections Holdings Ltd...............................               43
          9,960   Persetel Holdings Ltd.......................................               55
         83,900   Protea Furnishers Ltd.......................................               42
         46,400   Rembrandt Group Ltd.........................................              338
      (a)29,400   Samgro Investment Holdings Ltd. (New).......................               75
         44,400   Sasol Ltd...................................................              464
                                                                                        -------
                                                                                          1,719
                                                                                        -------
  TAIWAN (3.0%)
      (a)29,500   Asustek Computer, Inc.......................................              468
         62,000   Cathay Construction Corp....................................               71
      (a)33,125   Compal Electronics..........................................               96
        116,346   Far East Textile Ltd........................................              126
      (a)29,000   Hon Hai Precision Industry..................................              147
         52,640   Siliconware Precision Industries Co.........................              124
                                                                                        -------
                                                                                          1,032
                                                                                        -------
  THAILAND (2.2%)
       (a)6,200   Advance Agro PCL (Foreign)..................................                5
         12,800   Advanced Info Service PCL (Foreign).........................               62

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                       EMERGING MARKETS EQUITY PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS   (CONT.)
                               DECEMBER 31, 1997

                                                                                          VALUE
    SHARES                                                                                (000)
-----------------------------------------------------------------------------------------------
       (d)7,000   BEC World PCL (Foreign).....................................  $            28
          2,200   Bangkok Bank PCL (Foreign)..................................                6
      (a)65,400   Bangkok Expressway PCL (Foreign)............................               36
    (a,d)49,000   Bangkok Expressway PCL (Foreign)............................               27
            500   Bank of Ayudhya PCL (Foreign)...............................               --
       (d)7,300   Central Pattana PCL (Foreign)...............................                2
       (a)2,600   Delta Electronics PCL.......................................               22
       (d)8,200   Delta Electronics PCL (Foreign).............................               67
       (a)4,300   Electricity Generating PCL (Foreign)........................                8
          6,000   Grammy Entertainment PCL (Foreign)..........................               26
       (d)6,300   Grammy Entertainment PCL (Foreign)..........................               28
         46,900   Industrial Finance Corp. of Thailand (Foreign)..............                7
       (d)5,000   Lanna Lignite PCL (Foreign).................................               10
         28,000   National Finance & Securities PCL (Foreign).................                5
      (d)27,800   National Petrochemical PCL (Foreign)........................               15
         12,800   PTT Exploration & Production PCL (Foreign)..................              147
      (d)19,600   Shinawatra Computer Co. PCL (Foreign).......................               65
            600   Siam Cement PCL (Foreign)...................................                1
         35,333   Siam Commercial Bank PCL (Foreign)..........................               40
       (a)2,400   TelecomAsia Corp. PCL (Foreign).............................               --
         40,100   Thai Airways International PCL (Foreign)....................               45
      (d)57,900   Thai Airways International PCL (Foreign)....................               63
     (a,d)7,100   Thai Engine Manufacturing PCL (Foreign).....................               12
          8,100   Thai Farmers Bank PCL (Foreign).............................               15
          1,300   Thai Petrochemical Industry PCL.............................               --
         20,700   United Communications Industry PCL (Foreign)................                8
                                                                                        -------
                                                                                            750
                                                                                        -------
  TURKEY (5.3%)
      1,018,000   Arcelik.....................................................               96
        918,000   Ege Biracilik...............................................               83
        446,000   Erciyas Biracilik...........................................               63
      3,050,000   Eregli Demir Celik..........................................              471
         22,000   Migros Turk T.A.S...........................................               20
      5,180,000   Turkiye Garanti Bankasi A.S. ADR............................              256
      1,816,000   Vestel Elektronik Sanayi Ve Ticaret A.S.....................              149
     17,612,000   Yapi Ve Kredi Bankasi A.S...................................              671
                                                                                        -------
                                                                                          1,809
                                                                                        -------
  VENEZUELA (0.4%)
          2,985   CANTV ADR...................................................              124
         13,468   Electricidad de Caracas.....................................               16
                                                                                        -------
                                                                                            140
                                                                                        -------
  ZIMBABWE (0.5%)
        146,790   Delta Corp. Ltd.............................................              100
         53,400   Meikles Africa Ltd..........................................               48
      (e)43,000   Trans Zambesi Industries Ltd................................               14
                                                                                        -------
                                                                                            162
                                                                                        -------
TOTAL COMMON STOCKS (COST $31,100)............................................           27,487
                                                                                        -------

    NO. OF
    RIGHTS
---------------

RIGHTS (0.1%)
  BRAZIL (0.1%)
   (a,d)571,209   Banco Bradesco (Preferred)..................................                1
      (a)10,817   CRT RFD.....................................................               13
         (a)162   TELESP (Preferred)..........................................               --
                                                                                        -------
                                                                                             14
                                                                                        -------

    NO. OF                                                                                VALUE
    RIGHTS                                                                                (000)
-----------------------------------------------------------------------------------------------

  POLAND (0.0%)
       (a,d)607   Polifarb-Cieszyn Wroclaw....................................  $             1
                                                                                        -------
  SOUTH AFRICA (0.0%)
         (a)225   Coronation Holdings, Ltd....................................               --
                                                                                        -------
  THAILAND (0.0%)
      (a)28,000   National Finance & Securities PCL (Foreign).................               --
                                                                                        -------
TOTAL RIGHTS (COST $0)........................................................               15
                                                                                        -------

    NO. OF
   WARRANTS
---------------

WARRANTS (0.0%)
  INDONESIA (0.0%)
     (a,d)7,112   Bank International Indonesia, expiring 1/17/00..............               --
    (a,d)10,240   Indah Kiat Pulp & Paper Corp. (Foreign) expiring 7/11/02....               --
                                                                                        -------
                                                                                             --
                                                                                        -------
  MALAYSIA (0.0%)
       (a)2,250   Commerce Asset Holdings Bhd, expiring 3/16/02...............               --
         (a)571   Rashid Hussain Bhd, expiring 3/25/02........................               --
                                                                                        -------
                                                                                             --
                                                                                        -------
TOTAL WARRANTS (COST $15).....................................................               --
                                                                                        -------
TOTAL FOREIGN SECURITIES (80.7%) (COST $31,115)...............................           27,502
                                                                                        -------

     FACE
    AMOUNT
     (000)
---------------

SHORT-TERM INVESTMENT (19.6%)
  REPURCHASE AGREEMENT (19.6%)
         $6,691   Chase Securites, Inc. 5.95%, dated 12/31/97, due 1/2/98, to be repurchased at $6,693, collateralized by U.S. Treasury
                    Notes, 5.875%, due 11/15/05, valued at $6,831 (COST
                    $6,691)...................................................            6,691
                                                                                        -------
FOREIGN CURRENCY (5.0%)
    BRL       5   Brazilian Real..............................................                5
   COP    1,364   Colombian Peso..............................................                1
    EGP      26   Egyptian Pound..............................................                8
    HKD   1,048   Hong Kong Dollar............................................              135
   HUF    4,808   Hungarian Forint............................................               23
   INR   10,507   Indian Rupee................................................              268
   IDR  173,929   Indonesian Rupiah...........................................               32
    MYR      32   Malaysian Ringgit...........................................                8
    MXP     100   Mexican Peso................................................               12
    PKR      24   Pakistani Rupee.............................................                1
   PLN       49   Polish Zloty................................................               14
    ZAR      79   South African Rand..........................................               16
    KRW  71,355   South Korean Won............................................               42
    TWD  37,237   Taiwan Dollar...............................................            1,141
   TRL  165,810   Turkish Lira................................................                1
    VEB      39   Venezuelan Bolivar..........................................               --
                                                                                        -------
TOTAL FOREIGN CURRENCY (COST $1,825)..........................................            1,707
                                                                                        -------

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                       EMERGING MARKETS EQUITY PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS   (CONT.)
                               DECEMBER 31, 1997

                                                                                          VALUE
                                                                                          (000)
-----------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (105.3%) (COST $39,631).....................................          $35,900
                                                                                        -------

OTHER ASSETS (3.1%)
  Deferred Organization Costs.........................................   $      385
  Receivable for Investments Sold.....................................          247
  Due from Adviser....................................................          136
  Receivable for Portfolio Shares Sold................................          219
  Dividends Receivable................................................           47
  Interest Receivable.................................................           14
  Other...............................................................            6        1,054
                                                                         ----------
LIABILITIES (-8.4%)
  Bank Overdraft......................................................   $   (1,976)
  Payable for Investments Purchased...................................         (636)
  Unrealized Loss on Swap Agreements..................................         (102)
  Professional Fees Payable...........................................          (63)
  Custodian Fees Payable..............................................          (41)
  Payable for Portfolio Shares Redeemed...............................          (12)
  Administrative Fees Payable.........................................           (7)
  Payable for Stamp Duty Tax..........................................           (5)
  Payable for Foreign Taxes...........................................           (3)
  Unrealized Loss on Foreign Currency Exchange Contracts..............           (1)
  Other Liabilities...................................................          (10)      (2,856)
                                                                         ----------   ----------
NET ASSETS (100%)..................................................................   $   34,098
                                                                                      ----------
                                                                                      ----------
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
Applicable to 3,610,013 outstanding $0.001 par value shares (authorized 500,000,000
  shares)..........................................................................   $     9.45
                                                                                      ----------
                                                                                      ----------
NET ASSETS CONSIST OF:
Paid in Capital....................................................................   $   38,845
Undistributed Net Investment Income................................................           14
Accumulated Net Realized Loss......................................................         (925)
Unrealized Depreciation on Investments, Foreign Currency Translations and Swaps
  (Net of foreign taxes of $3).....................................................       (3,836)
                                                                                      ----------
NET ASSETS.........................................................................   $   34,098
                                                                                      ----------
                                                                                      ----------

---------------------------------------------------
FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:
Under the terms of foreign currency exchange contracts open at December 31, 1997, the Portfolio is obligated to deliver foreign currency in exchange for U.S. dollars as indicated below:

                                                                       NET
 CURRENCY                              IN EXCHANGE                 UNREALIZED
TO DELIVER      VALUE     SETTLEMENT       FOR          VALUE        (LOSS)
   (000)        (000)        DATE         (000)         (000)         (000)
-----------     -----     -----------  ------------     -----     -------------
  HKD 1,048   $     135       1/2/98   U.S.$    135   $     135     $      --
 IDR164,326          30       1/2/98   U.S.$     29          29            (1)
   MYR   36           9       1/2/98   U.S.$      9           9            --
                  -----                                   -----         -----
              $     174                               $     173     $      (1)
                  -----                                   -----         -----
                  -----                                   -----         -----

SWAP AGREEMENT:

The Portfolio had the following Total Return Swap Agreement open at December 31, 1997:

 NOTIONAL                                                   UNREALIZED
  AMOUNT                                                  (DEPRECIATION)
   (000)                     DESCRIPTION                       (000)
-----------  -------------------------------------------  ---------------
 $  350      Agreement with Goldman Sachs International      $    (102)
             terminating November 3, 1998 to pay 12
             month USD-LIBOR minus 4.00% and to receive
             the return of the SET Index converted into
             U.S. Dollars at the mid-market rate on
             October 30, 1998

---------------

(a)   --  Non-income producing security
(d)   --  Security valued at fair value -- See note A-1 to financial statements.
(e)   --  144A Security -- certain conditions for public sale may exist.
(g)   --  The Fund is advised by an affiliate.
ADR   --  American Depositary Receipt
CPO   --  Certificate of Participation
GDR   --  Global Depositary Receipt
GDS   --  Global Depositary Shares
LIBOR  -- London Interbank Offer Rate
PCL   --  Public Company Limited
RFD   --  Ranked for Dividends
USD   --  U.S. Dollar

---------------

At December 31, 1997 cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

                                                 NET
  COST     APPRECIATION   (DEPRECIATION)   (DEPRECIATION)
  (000)        (000)           (000)            (000)
---------  -------------  ---------------  ---------------
$  38,184    $   1,747       $  (5,738)       $  (3,991)

For the year ended December 31, 1997, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $36,525,000 and $16,044,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 1997.

Net capital and net currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the period from November 1, 1997 to December 31, 1997, the Portfolio incurred and elected to defer until January 1, 1998, for U.S. Federal income tax purposes, net capital losses of approximately $547,000.
----------------------------------------------------------------
            SUMMARY OF FOREIGN SECURITIES BY INDUSTRY CLASSIFICATION
                                  (UNAUDITED)

                                                        % OF
                                            VALUE        NET
SECTOR DIVERSIFICATION                      (000)      ASSETS
----------------------------------------  ---------   ---------
Capital Equipment.......................  $   2,820        8.3%
Consumer Products.......................      6,001       17.6
Energy..................................      2,810        8.2
Finance.................................      4,426       13.0
Materials...............................      2,197        6.4
Multi-Industry..........................      1,805        5.3
Services................................      7,443       21.8
                                          ---------        ---
Total Investments.......................  $  27,502       80.6%
                                          ---------        ---
                                          ---------        ---

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                            GLOBAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW
CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDENT ACCOUNTANTS APPEARING ELSEWHERE IN THIS REPORT DOES NOT EXTEND TO THIS INFORMATION.
THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIOS FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1997)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Australia              0.6%
Belgium                0.6%
Canada                 2.0%
Finland                0.5%
France                 3.5%
Germany                5.2%
Hong Kong              0.9%
Ireland                2.8%
Italy                  1.2%
Japan                  7.0%
Netherlands            2.5%
New Zealand            1.0%
Portugal               0.5%
Spain                  1.3%
Sweden                 1.3%
Switzerland            5.0%
United Kingdom        15.7%
United States         48.2%
Other                  0.2%

TOP FIVE HOLDINGS

                                                          PERCENT OF
SECURITY                                     COUNTRY      NET ASSETS
----------------------------------------  --------------  ----------
Philip Morris Cos., Inc.                  United States        2.5%
GenRad, Inc.                              United States        2.2%
Reckitt & Colman plc                      United Kingdom       2.0%
Pharmacia & Upjohn, Inc.                  United States        1.8%
Borg-Warner Automotive, Inc.              United States        1.7%

TOP FIVE SECTORS

                                          VALUE   PERCENT OF
INDUSTRY                                  (000)   NET ASSETS
----------------------------------------  ------  ----------
Consumer Products                         $3,278      22.3%
Capital Equipment                          3,245      22.0%
Finance                                    2,206      15.0%
Services                                   2,119      14.4%
Materials                                  1,236       8.4%

PERFORMANCE COMPARED TO THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX(1)
------------------------------------

                                     TOTAL
                                  RETURNS(2)
                                      YTD
                                ---------------
PORTFOLIO(3)..................        20.04%
INDEX.........................        16.66%

1. The MSCI World Index is an unmanaged index of common stocks and includes securities representative of the market structure of 22 developed market countries in North America, Europe, and the Asia/Pacific region (includes dividends).
2. Total return for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total return would be lower.
3. Commenced operations on January 2, 1997.
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
COMPARISON OF THE CHANGE IN VALUE OF A
$10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                Global Equity     MSCI World
                                    Portfolio        Index 1
1/2/97*                               $10,000        $10,000
12/31/97                               12,004         11,666
*Commencement of operations

The Global Equity Portfolio is managed with the objective of obtaining long-term capital appreciation by investing primarily in equity securities using an approach that is oriented to the selection of individual stocks that Morgan Stanley Asset Management believes are undervalued.

The approach in selecting investments for the Portfolio is oriented to individual stock selection and is value driven. The initial step in identifying attractive undervalued securities is the screening of global databases. Stocks are screened for undervaluation on two primary criteria, cash flow and book value, and three secondary criteria, earnings, sales and yield. Stocks selected from this screening process are put through detailed fundamental analysis. Important areas covered during this in-depth study include the companies' balance sheet and cash flow, franchise, products, management and the strategic value of the companies' assets.

For the period from January 2, 1997 (commencement of operations) through December 31, 1997, the Portfolio had a total return of 20.04% as compared to 16.66% for the Morgan Stanley Capital International (MSCI) World Index (the "Index").

Outperformance during 1997 came largely from the combination of our heavily underweight position in Japan and Southeast Asia and strong Japanese stock selection, notably the large

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                            GLOBAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW   (CONT.)

exporters which continued to benefit from yen weakness. Stock selection in many European markets, particularly financials, also contributed, as did our overweighting in continental Europe.

After beginning 1997 as perceivably one of the most "at risk" markets on a valuation basis, the U.S. ended the year again among the strongest developed markets, despite high volatility. As the economic expansion continued into its seventh year, the "Goldilocks" investment scenario prevailed: a firming dollar, robust growth, benign inflation (despite full employment), shrinking supply in both debt and equities and booming demand (another U.S. $250 billion of net equity mutual fund inflows). This was despite a 1/4% rise in the Federal Funds Rate in February (first in over two years) and warnings from the Federal Reserve Chairman of "irrational exuberance". In Europe, weaker currencies, lower yields, accelerating restructuring and consolidation drove exceptional local currency returns. While restructuring remained a central investment theme throughout 1997 it was hampered by double digit unemployment, difficult labor laws and the election, across the region, of socialist governments. EMU driven interest rate convergence was a feature with increasing confidence that Italy would join in the first wave. The U.K. lagged its continental counterparts as the newly independent Bank of England hiked interest rates 1 1/4% in an attempt to subdue the overheated domestic economy.

In Japan, a weak domestic economy following April's VAT hike, the spectre of deregulation and the deepening banking crisis, brought a further loss of confidence. Some hope was extended by year end tax cuts, and increasing government willingness to restructure its banking system. Changing sentiment was also evident in the collapse of Yamaichi, Japan's 4th largest broker, perhaps heralding a breakdown in the traditional keiretsu "convoy" system. Significant risks remain, however, not least the threat to corporate earnings posed by Asian devaluations and the inevitable corporate collapses, to which Japan Inc. is the major creditor. Southeast Asia's problems have been widely documented, with much of the region's growth based on hard currency financing which has become exorbitantly expensive. Despite the IMF "bail out" of Korea, Indonesia and Thailand, the austerity programs, recessions and necessary reforms in these economies have barely begun and the political willingness to achieve this not yet demonstrated.

Given a projected slowdown in global growth, the U.S. Treasury market is now predicting the Federal Reserve Board will ease rates. If mid single digit earnings growth can be maintained, and inflation remains quiescent, the U.S. market is arguably fairly valued with long bond yields at current levels. While equity mutual fund inflows should slow, merger activity is expected to continue. We remain slightly underweight in the U.S., finding better relative value in Europe, particularly Ireland and the U.K.. We have moved from market to over weight in the U.K. recently having found several strong business franchises with management dedicated to maximizing shareholder value. Despite continued underperformance, we still struggle to find value in Japan, other than in selected sectors such as pharmaceuticals. Hence we expect to remain underweight in the foreseeable future. We also remain cautious about Asia as a whole despite the exceptionally steep sell off.

Additions to the Portfolio in the past six months included:
Quarter Three:

LION NATHAN (New Zealand) is the dominant name, along with Fosters, in the Australasian brewing market. The stock is currently undervalued due to concern over recent market share losses and management turnover.

The Portuguese cement company, CIMPOR, is benefiting from growth in its core domestic market. With its strong balance sheet it is well positioned to exploit opportunities in emerging markets such as Brazil.

GENERAL SIGNAL (USA) is a leading manufacturer of process and electronic control equipment. New management (ex General Electric) has focused the company on cash flow generation. Underperforming businesses are being sold. A stock buy back may be forthcoming in the near term.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                            GLOBAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW   (CONT.)

B F GOODRICH (USA) has transformed from a commodity manufacturer into an aerospace and specialty chemical company. Asset sales have left BFG in a strong financial position. Jet production is strong; OE sales, spares and overhaul provide some protection from production slowdown.

NOBLE DRILLING (USA) is a leading operator of jackup rigs for the oil and gas industry, with growing deep water focus and strong earnings growth prospects over the next 3-4 years. Conservative management and a favorable industry outlook provide further comfort in a highly cyclical industry.

TENNECO (USA), after five years of restructuring is a leading global consolidator in automotive equipment and packaging. The company plans to exit the unprofitable commodities businesses and use the proceeds to make further specialty acquisitions, pay down debt and buy back stock.

UNITED MERIDIAN (USA) is a mid-cap gas weighted U.S. E&P company which has grown production and cash flow by 30% per annum over the past four years. Despite strong management and locked in production gains over the next 2-3 years, UM trades at an unjustified discount to its peers.

Following the sale of Camas (building materials) ENGLISH CHINA CLAYS (U.K.) has refocused on core areas: producing kaolin and calcium carbonates for the paper industry, and the supply of specialty chemicals for water treatment. ECC will benefit from the worldwide recovery in the paper industry.

ROYAL SUN ALLIANCE (U.K.) is a global insurer writing most classes of insurance, created in 1996 from the merger of Royal Insurance Holdings and Sun Alliance. The company's U.S. operations are improving under better management and proactive resolution of major U.S. pollution liabilities.

Quarter Four

BANK OF IRELAND provides a wide range of banking and financial services. It has offices throughout Ireland, the U.K. and Europe and has a subsidiary bank in New Hampshire. BoI remains cheap, relative to its European and U.K. peers, whilst offering an attractive yield.

BENCKISER focuses on household cleaning products with leading niche positions in dish washing products, laundry products and home cleaners. Strong management have steadily grown Benckiser's market shares, together with strong growth in its niche categories.

FRANCE TELECOM is the last major European telco to be privatized. FT benefits from a stable, transparent regulatory environment. FT is rebalancing its tariff structure, the best defence against looming competition.

FUJISAWA, a medium sized Japanese pharmaceutical company, has moderate growth prospects and a difficult domestic environment. Its value attractions are its free cash generation and strong financials. We believe its latent value will be realized when inevitable industry rationalization takes place.

POTASH CORP OF SASKATCHEWAN (Canada) is the world's lowest cost, highest reserved producer of potash and is one of the most efficient producers of phosphate and nitrogen, the other key fertilizer applications. Potash is renowned for its supply management and generates substantial free cash flow.

Rescued by the Swedish government during the Scandinavian banking crisis, NORDBANKEN has arguably the best asset quality of the Swedish banks. The 1997 merger with Finland's largest bank, Merita, gives it a unique retail network in the Nordic region.

NCR CORP (USA) has leading global market shares in its core automated teller machine and retail scanning products, and should benefit from its independence after several years of AT&T ownership.

P&O STEAM NAVIGATION (U.K.) includes the P&O and Princess brands. Management have recently taken radical action to improve return on capital through joint ventures and are investing cash flow in the higher yielding P&O Cruise business.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                            GLOBAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW   (CONT.)

PREMIER FARNELL (U.K.), the world's largest catalogue distributor of electronic/industrial components, provides engineers needing guaranteed availability and delivery, giving PF pricing power. Price weakness followed the acquisition of its large U.S. competitor. PF is well placed for global expansion.

Stock sales during the second half of the year included:
Quarter Three:

MANNESMANN (Germany) was eliminated on strength.
VARTA (Germany) was sold as better value found elsewhere.
OLIVETTI (Italy) was sold due to operating environment fears.
AMR (USA) was sold on strength after our price target had been reached. TANDY (USA) was sold on strength after our price target had been reached. SCOTTISH Hydro-Electric (U.K.) was eliminated on strength.

Quarter Four:

BANQUE NATIONALE DE PARIS (France) successfully reached our target price. GREENFIELD INDUSTRIES (USA) sold to takeover offer from Kennemetal. GREENPOINT FINANCIAL CORP (USA) successfully reached our price target.
MCI COMMUNICATIONS CORP (USA) subject to successive takeover bids; we took advantage of Worldcom's offer.

January 1998

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                            GLOBAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS
                               DECEMBER 31, 1997

                                                                    VALUE
   SHARES                                                           (000)
-------------------------------------------------------------------------

COMMON STOCKS (89.6%)
  AUSTRALIA (0.6%)
      14,300   CSR Ltd..........................................  $    48
   (a)18,700   Telstra Corp., Ltd. (Installment Receipts --
                 Final Installment: AUD 1.35/Share due
                 11/17/98)......................................       40
                                                                  -------
                                                                       88
                                                                  -------
  BELGIUM (0.6%)
       1,220   Delhaize-Le Lion.................................       62
         600   G.I.B. Holdings Ltd..............................       29
                                                                  -------
                                                                       91
                                                                  -------
  CANADA (2.0%)
       2,250   Potash Corp. of Saskatchewan, Inc................      187
       5,000   Telus Corp.......................................      111
                                                                  -------
                                                                      298
                                                                  -------
  FINLAND (0.5%)
       5,000   Valmet Oyj.......................................       69
                                                                  -------
  FRANCE (3.5%)
         240   Bongrain.........................................      101
    (a)3,300   France Telecom...................................      120
         550   Groupe Danone....................................       98
       2,500   Scor.............................................      120
    (a)1,170   SGS-Thomson Microelectronics N.V.................       72
                                                                  -------
                                                                      511
                                                                  -------
  GERMANY (5.2%)
       5,050   BASF AG..........................................      180
       4,900   Bayer AG.........................................      182
         100   Karstadt AG......................................       35
       2,370   VEBA AG..........................................      161
         158   Viag AG..........................................       86
         225   Volkswagen AG....................................      126
                                                                  -------
                                                                      770
                                                                  -------
  HONG KONG (0.9%)
      18,000   Hysan Development Co., Ltd.......................       36
      34,000   Jardine Strategic Holdings, Inc..................       90
                                                                  -------
                                                                      126
                                                                  -------
  IRELAND (2.1%)
      25,714   Green Property plc...............................      146
      27,493   Irish Life plc...................................      158
                                                                  -------
                                                                      304
                                                                  -------
  ITALY (1.2%)
      36,300   Mediaset S.p.A...................................      178
                                                                  -------
  JAPAN (7.0%)
       4,000   Fuji Photo Film Ltd..............................      153
      12,000   Fujisawa Pharmaceutical Co., Ltd.................      105
       5,000   Hitachi Ltd......................................       36
          12   Japan Tobacco, Inc...............................       85
       5,000   Kao Corp.........................................       72
       5,000   Matsushita Electric Industrial Co., Ltd..........       73
      44,000   NKK Corp.........................................       35
           8   Nippon Telegraph & Telephone Corp................       69
      23,000   Shionogi & Co., Ltd..............................      105

                                                                    VALUE
   SHARES                                                           (000)
-------------------------------------------------------------------------
      12,000   Sumitomo Marine & Fire Insurance Co..............  $    63
       2,000   TDK Corp.........................................      151
       6,000   Toyo Seikan Kaisha Ltd...........................       86
                                                                  -------
                                                                    1,033
                                                                  -------
  NETHERLANDS (2.5%)
         500   Akzo Nobel N.V...................................       86
    (a)3,100   Benckiser N.V., Class B..........................      128
       2,131   ING Groep N.V....................................       90
       1,100   Philips Electronics N.V..........................       66
                                                                  -------
                                                                      370
                                                                  -------
  NEW ZEALAND (1.0%)
      66,400   Lion Nathan Ltd..................................      149
                                                                  -------
  PORTUGAL (0.5%)
       2,900   Cimpor-Cementos de Portugal......................       76
                                                                  -------
  SPAIN (1.3%)
      14,700   Iberdrola........................................      193
                                                                  -------
  SWEDEN (1.3%)
   (a)34,300   Nordbanken AB....................................      194
                                                                  -------
  SWITZERLAND (5.0%)
          50   ABB AG (Bearer)..................................       63
       (a)65   Ascom Holdings AG (Bearer).......................       83
         420   Forbo Holding AG (Registered)....................      172
         248   Holderbank Financiere Glarus AG, Class B
                 (Bearer).......................................      202
         140   Nestle (Registered)..............................      210
           8   Sulzer AG (Registered)...........................        5
                                                                  -------
                                                                      735
                                                                  -------
  UNITED KINGDOM (15.7%)
    (a)9,155   Aggreko plc......................................       23
       6,011   B.A.T. Industries plc............................       55
       7,400   Bank of Ireland..................................      114
      12,100   Bass plc.........................................      188
       3,850   Burmah Castrol plc...............................       67
       9,155   Christian Salvesen plc...........................       15
       8,600   Danka Business Systems plc ADR...................      137
       5,700   Diageo plc.......................................       52
      28,600   English China Clays plc..........................      126
      20,100   Imperial Tobacco Group plc.......................      127
      60,000   Matthews (Bernard) plc...........................       97
      18,171   Peninsular & Oriental Steam Navigation Co........      207
      19,400   Premier Farnell plc..............................      140
      15,950   Racal Electronic plc.............................       70
      18,500   Reckitt & Colman plc.............................      290
       7,000   Rolls-Royce plc..................................       27
      12,533   Royal & Sun Alliance Insurance Group plc.........      126
      10,500   Tate & Lyle plc..................................       86
      16,800   Unilever plc.....................................      144
      47,000   WPP Group plc....................................      209
                                                                  -------
                                                                    2,300
                                                                  -------
  UNITED STATES (38.7%)
       2,000   AT&T Corp........................................      123
       4,450   Albertson's, Inc.................................      211
       2,505   Aluminum Company of America......................      176

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                            GLOBAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS   (CONT.)
                               DECEMBER 31, 1997

                                                                    VALUE
   SHARES                                                           (000)
-------------------------------------------------------------------------

  UNITED STATES (CONT.)

       6,600   Amercian Stores Co...............................  $   136
    (a)2,004   Ascent Entertainment Group, Inc..................       20
       5,365   B.F. Goodrich Co.................................      222
    (a)3,800   BJ's Wholesale Club, Inc.........................      119
       1,600   BankBoston Corp..................................      150
       7,100   Boise Cascade Corp...............................      215
       4,670   Borg-Warner Automotive, Inc......................      243
       1,404   Browning-Ferris Industries, Inc..................       52
       1,300   Chase Manhattan Corp.............................      142
       6,750   Comsat Corp......................................      164
   (a)11,900   Data General Corp................................      207
   (a)14,200   Egghead, Inc.....................................       91
       3,200   Enhance Financial Services Group, Inc............      190
       2,350   Finova Group, Inc................................      117
   (a)10,900   GenRad, Inc......................................      329
       2,800   General Signal Corp..............................      118
       1,550   Georgia Pacific Corp.............................       94
    (a)1,550   Georgia Pacific Corp. (Timber Group).............       35
    (a)3,800   Homebase, Inc....................................       30
       5,400   Houghton Mifflin Co..............................      208
       3,330   IBP, Inc.........................................       70
   (a)14,600   InteliData Technologies Corp.....................       27
       1,900   MBIA, Inc........................................      127
       1,400   Mellon Bank Corp.................................       85
    (a)4,850   NCR Corp.........................................      135
    (a)1,900   Noble Drilling Corp..............................       58
       4,910   Penncorp Financial Group, Inc....................      175
         350   Pennzoil Co......................................       23
       7,300   Pharmacia & Upjohn, Inc..........................      267
       8,200   Philip Morris Cos., Inc..........................      372
         600   Polaroid Corp....................................       29
       2,740   Tecumseh Products Co., Class A...................      134
       4,450   Tenneco, Inc.....................................      176
       2,450   Terra Nova (Bermuda) Holdings Ltd., Class A......       64
      (a)950   Toys 'R' Us, Inc.................................       30
       7,600   Tupperware Corp..................................      212
       3,900   UST Corp.........................................      108
       4,600   United Dominion Industries Ltd...................      116
    (a)3,150   United Meridian Corp.............................       90
                                                                  -------
                                                                    5,690
                                                                  -------
TOTAL COMMON STOCKS (COST $12,351)..............................   13,175
                                                                  -------

   NO. OF
   UNITS
------------
UNITS (0.7%)
  IRELAND (0.7%)
      13,500   Clondalkin Group plc (COST $112).................      109
                                                                  -------
TOTAL FOREIGN & U.S. SECURITIES (90.3%) (COST $12,463)..........   13,284
                                                                  -------

    FACE
   AMOUNT                                                           VALUE
   (000)                                                            (000)
-------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (17.0%)
  U.S. TREASURY BILL (9.5%)
      $1,400   U.S. Treasury Bill 0.00%, 1/2/98.................  $ 1,400
                                                                  -------
  REPURCHASE AGREEMENT (7.5%)
       1,105   Chase Securities, Inc. 5.95%, dated 12/31/97, due
                 1/2/98, to be repurchased at $1,105,
                 collateralized by U.S. Treasury Notes, 5.875%,
                 due 11/15/05, valued at $1,129.................    1,105
                                                                  -------
TOTAL SHORT-TERM INVESTMENTS (COST $2,505)......................    2,505
                                                                  -------
FOREIGN CURRENCY (0.6%)
    AUD    1   Australian Dollar................................       --
   FRF   241   French Franc.....................................       40
  IEP     20   Irish Punt.......................................       29
  JPY      1   Japanese Yen.....................................       --
   NZD     3   New Zealand Dollar...............................        2
   SGD     4   Singapore Dollar.................................        2
  ESP  1,986   Spanish Peseta...................................       13
                                                                  -------
TOTAL FOREIGN CURRENCY (COST $86)...............................       86
                                                                  -------
TOTAL INVESTMENTS (107.9%) (COST $15,054).......................   15,875
                                                                  -------

   OTHER ASSETS (1.2%)
     Receivable for Portfolio Shares Sold...........
                                                      $   124
     Dividends Receivable...........................
                                                           25
     Due from Adviser...............................
                                                           13
     Foreign Withholding Tax Reclaim Receivable.....
                                                            5
     Net Unrealized Gain on Foreign Currency
      Exchange Contracts............................
                                                            5        172
                                                      --------
   LIABILITIES (-9.1%)
     Payable for Investments Purchased..............
                                                       (1,294)
     Professional Fees Payable......................
                                                          (35)
     Custodian Fees Payable.........................
                                                           (5)
     Administrative Fees Payable....................
                                                           (3)
     Other Liabilities..............................
                                                           (3)    (1,340)
                                                      --------   --------
   NET ASSETS (100%)..........................................   $14,707
                                                                 --------
                                                                 --------
   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE
   Applicable to 1,252,376 outstanding $0.001 par value shares
     (authorized 500,000,000 shares)..........................   $ 11.74
                                                                 --------
                                                                 --------

   NET ASSETS CONSIST OF:
   Paid in Capital............................................   $13,746
   Overdistributed Net Investment Income......................        (2)
   Accumulated Net Realized Gain..............................       129
   Unrealized Appreciation on Investments and Foreign Currency
     Translations.............................................       834
                                                                 --------
   NET ASSETS.................................................   $14,707
                                                                 --------
                                                                 --------

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                            GLOBAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS   (CONT.)
                               DECEMBER 31, 1997

----------------------------------------------------------------

FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:

Under the terms of foreign currency exchange contracts open at December 31, 1997, the Portfolio is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:

                                                                    NET
 CURRENCY                             IN EXCHANGE               UNREALIZED
TO DELIVER     VALUE     SETTLEMENT       FOR        VALUE      GAIN (LOSS)
  (000)        (000)        DATE         (000)       (000)         (000)
----------     -----     -----------  -----------  ---------  ---------------
  GBP 406    $     657     12/16/98    U.S.$ 663   U.S.$ 663     $       6
 U.S.$ 23           23       1/5/98   ITL 40,514          23            --
U.S.$ 156          156       1/5/98    GBP    95         155            (1)
                                                                        --
                 -----                             ---------
             $     836                                  $841     $       5
                                                                        --
                                                                        --
                 -----                             ---------
                 -----                             ---------

---------------

(a)   --  Non-income producing security
GBP   --  British Pound
ITL   --  Italian Lira

---------------

At December 31, 1997, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Global Equity Portfolio were:

                                                 NET
  COST     APPRECIATION   (DEPRECIATION)    APPRECIATION
  (000)        (000)           (000)            (000)
---------  -------------  ---------------  ---------------
$  14,969    $   1,284       $    (464)       $     820

For the year ended December 31, 1997, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $13,465,000 and 1,336,000 respectively. There were no purchases and sales of long-term U.S. Government securities during the year ended December 31, 1997.

        ----------------------------------------------------------------

        SUMMARY OF FOREIGN & U.S. SECURITIES BY INDUSTRY CLASSIFICATION
                                  (UNAUDITED)

                                               VALUE        % OF
SECTOR DIVERSIFICATION                         (000)     NET ASSETS
-------------------------------------------  ---------  -------------
Capital Equipment..........................  $   3,245         22.0%
Consumer Products..........................      3,278         22.3
Energy.....................................        364          2.5
Finance....................................      2,206         15.0
Mining.....................................        281          1.9
Materials..................................      1,236          8.4
Multi-Industry.............................        555          3.8
Services...................................      2,119         14.4
Other......................................      2,591         17.6
                                             ---------        -----
Total Investments..........................  $  13,284         90.3%
                                             ---------        -----
                                             ---------        -----

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                         INTERNATIONAL MAGNUM PORTFOLIO

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW
CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDENT ACCOUNTANTS APPEARING ELSEWHERE IN THIS REPORT DOES NOT EXTEND TO THIS INFORMATION.
THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1997)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Australia              1.7%
Austria                0.5%
Belgium                0.6%
Denmark                1.5%
Finland                2.2%
France                 8.3%
Germany                8.4%
Hong Kong              1.4%
Italy                  3.9%
Japan                 16.4%
Malaysia               0.2%
Netherlands            6.1%
Norway                 0.8%
Singapore              0.9%
Spain                  4.0%
Sweden                 4.9%
Switzerland            7.4%
United Kingdom        18.5%
Other                 12.3%

PERFORMANCE COMPARED TO THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE INDEX(1)
------------------------------------

                                    TOTAL
                                  RETURNS(2)
                                     YTD
                                --------------
PORTFOLIO(3)..................        7.31%
INDEX.........................        2.80%

1. The MSCI EAFE Index is an unmanaged index of common stocks and includes Europe, Australasia and the Far East (includes dividends net of withholding taxes).
2. Total return for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total return would be lower.
3. Commenced operations on January 2, 1997.
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE HOLDINGS
                                               PERCENT OF
SECURITY                           COUNTRY     NET ASSETS
-------------------------------  -----------  -------------
Telecom Italia S.p.A. Di Risp       Italy            1.7%
Iberdrola                           Spain            1.4%
Nestle                           Switzerland         1.4%
Akzo Nobel N.V.                  Netherlands         1.3%
Nordbanken Holding AB              Sweden            1.3%

TOP FIVE SECTORS
                                        VALUE     PERCENT OF
INDUSTRY                                (000)     NET ASSETS
------------------------------------  ---------  -------------
Capital Equipment                     $   4,300        22.8%
Consumer Products                         3,459        18.3%
Finance                                   2,605        13.8%
Materials                                 2,444        13.0%
Services                                  2,372        12.6%

COMPARISON OF THE CHANGE IN VALUE OF A
$10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                 INTERNATIONAL       MSCI EAFE
                                MAGNUM PORTFOLIO      INDEX 1
1/2/97*                                   $10,000        $10,000
12/31/97                                   10,731         10,280
*Commencement of operations

The International Magnum Portfolio seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers in accordance with the EAFE country weightings determined by Morgan Stanley Asset Management. The EAFE countries in which the Portfolio will invest are those comprising the Morgan Stanley Capital International (MSCI) EAFE Index, which includes Australia, Japan, New Zealand, most nations located in Western Europe, and certain developed countries in Asia.

For the period from January 2, 1997 (commencement of operations) through December 31, 1997, the Portfolio had a total return of 7.31% as compared to 2.80% for the Morgan Stanley Capital International (MSCI) EAFE Index (the "Index").

The fourth quarter of 1997 saw most international markets registering losses in U.S. dollar terms as the turmoil in Asia continued to rattle investors around the globe. While the contagion continued to have its greatest impact on the nations in the Pacific Rim, investors in the more distant markets such as the U.S. and Europe began to consider the effects of cheap Asian exports, slower global growth and lower Asian demand on corporate earnings.

The Asian currency crisis began mid-year with the devaluation of the Thai baht on July 2, and quickly spread throughout the region. The countries that have succumbed to the Asian crisis,

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                         INTERNATIONAL MAGNUM PORTFOLIO

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW   (CONT.)

including Thailand, Malaysia, the Philippines, Indonesia and South Korea, share common traits: their companies have largely financed themselves with readily available bank credit, and have used much of this money in unproductive ways that have earned a less than economic return on investment. Much of this debt was borrowed in U.S. dollars to take advantage of lower U.S. interest rates, and as these countries' currencies have devalued, corporate debt obligations have ballooned, pushing many firms toward bankruptcy. Because loans were often granted based on relationships and cronyism rather than sound credit analysis, banks within these countries have also suffered, leading to a banking crisis as well. Although the International Monetary Fund (IMF) has stepped in to help shore up the financial system and stabilize the currencies in the region, a lack of political will to implement the IMF's austere policies in several countries has left the region vulnerable and sent investors fleeing, at least until there are signs of real progress.

Virtually no country in the region has escaped the debacle. Although the Hong Kong dollar's peg to the U.S. dollar has stubbornly held to-date despite speculators' attacks, it has come at a high cost to the Hong Kong economy. In order to defend its currency, the Hong Kong Monetary Authority was forced in October to raise interest rates to painfully high levels, thereby putting pressure on the interest sensitive stocks (e.g., real estate and banks) that comprise the bulk of the Hong Kong market. As a result, the Hong Kong market fell nearly 29% for the quarter. Even markets with relatively healthy fundamentals were not spared; for the quarter, the supposed "safe haven" Singapore market fell 20.6% in U.S. dollar terms (-10.0% local currency) while Australia declined 12.9% (-3.2% local).

The Japanese market also experienced a difficult fourth quarter as the MSCI Japan index fell 19.8% in U.S. dollar terms and 13.6% in local currency terms. December was the Japanese market's sixth consecutive month in the red. Business, consumer and investor confidence has plummeted, contributing to the market's downward spiral. Sentiment worsened as a string of high-profile bankruptcies in the financial sector including Sanyo Securities, Hokkaido-Takushoku Bank and Yamaichi Securities, one of Japan's "big four" brokerage houses, caught the market and the Japanese government by surprise. The bankruptcies were caused in part by a credit crunch ahead of stricter capital requirements for Japanese banks beginning in 1999 (delayed from 1998). Small and mid-size companies are being especially hard hit by the banks' reticence to lend. The market was also clearly disappointed by the Japanese government's inaction; the government thus far has failed to announce a meaningful plan to shore up the financial sector or pass a fiscal stimulus package able to jump start the economy. And if domestic problems were not enough, the uncertainty in Asia and in particular in Korea, one of Japan's major competitors, helped propel Japan's equity markets by year-end to lows set in 1995.

Relatively speaking, the brightest spot for the fourth quarter was Europe, which registered a mere 0.1% gain in U.S. dollars and 0.7% in local currencies for the quarter. Performance throughout the region was mixed, with Switzerland the strongest performer (+8.2% U.S. dollars, +8.7% local). The Swiss market benefited from the $25 billion merger of UBS and Swiss Bank Corp., as well as from its heavy weighting in defensive pharmaceutical stocks. Financial stocks throughout Europe have performed well during the past several months as interest rates have fallen and restructuring has just begun within the industry. In addition, a "flight to quality" prompted by the Asian crisis saw investors moving toward the more liquid markets and currencies of Germany, Switzerland and France. Exporters and other companies with exposure to Asia also suffered during the quarter with capital goods, electronics, autos, metals and paper all noticeably weak. Among the weakest European markets was Finland, which suffered as Nokia, the cellular telephone manufacturer which comprises a third of the Finnish index, fell over 10% during December alone. On the positive side, restructuring and merger activity continues at a robust pace in Europe, with six mergers/acquisitions worth approximately $87 billion announced on a single day in October. Industry consolidation should continue as European Monetary Union
(EMU) is forcing companies to reevaluate their competitive positions and seek partners across borders.

Against this backdrop, the Portfolio performed in line with the benchmark MSCI EAFE Index. Near the start of the fourth quarter, we further reduced our exposure to both Asia and Japan,

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                         INTERNATIONAL MAGNUM PORTFOLIO

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW   (CONT.)

preferring to increase cash levels given our bearish outlook. Our regional allocation, in which we were underweight in Japan and Asia and neutral in Europe, contributed positively to performance, while stock selection particularly in Europe provided an offset. Specifically, our underweight in European financials and our exposure to smaller capitalization stocks in Germany and Switzerland were negatives for the Portfolio. Small caps suffered during the fourth quarter as investors sought safety in the liquidity of large cap names. Certain export-oriented companies, like SGS Thomson Microelectronics (-34% for the quarter) and Volkswagen (-19% for the quarter) and Philips Electronics (-29% for the quarter) detracted from performance. Our Hong Kong property stocks were hurt as interest rates there rose. On the positive side, stock selection in the U.K. and in Australia were strong with some of the British consumer products stocks including Tate & Lyle and Bass contributing strongly to performance.

Looking ahead, we expect the beginning of 1998 to continue to be volatile, particularly as the Asian crisis plays itself out. The financial sector in both Asia and Japan are both in fragile shape, and the world will be watching carefully to see how these difficulties are resolved. The wildcard in Asia will be whether or not China and in turn Hong Kong allow their currencies to devalue in light of the competitive devaluations sweeping the region. Although we do not believe such a devaluation is likely near term, the possibility nonetheless makes us cautious about the outlook for the Hong Kong market and the region overall, as another round of devaluations would likely ensue. We currently are underweight in Asia relative to the benchmark EAFE Index, with the majority of our Asian holdings in Australia. In Japan, we believe that the government will come under increasing pressure to implement policies to stimulate the domestic economy and reform the banking sector. Thus far, however, the government's anti-deficit stance has precluded any government spending package or meaningful tax cut, and no approach has been announced to deal with the weakest banks or the huge amount of bad debt on bank balance sheets. Therefore, despite valuations that have become increasingly attractive, we will remain wary and underweight with regard to the Japanese market until we begin to see signs of a change. Because of our bearishness regarding these two markets, we have been holding a higher-than-average amount of cash -- something we view as a temporary, defensive measure.

Of the developed international regions, we believe Europe offers the most investment potential for the coming year. As a result, Europe currently represents our largest weighting, with nearly 70% of the Portfolio invested there. Restructuring, consolidation and deregulation should continue as EMU approaches, with companies jockeying for better strategic position in the new pan-European world. Additionally, with the introduction of the new euro currency scheduled for 1999, interest rates will continue to converge with rates falling in the peripheral nations and rising in the core countries. Although we expect growth to slow as exports of European luxury and capital goods moderate due to lower Asian demand, overall the environment is benign for European equities. In particular, we are finding new investment opportunities in the U.K. in companies offering the attractive combination of strong business franchises with low capital requirements and managements focused on shareholder value. Overall, we will continue to monitor conditions around the world, seeking the best investment opportunities available. We strive to remain agile regarding stock selection, and will put cash to work as soon as we find suitable opportunities to do so.

January 1998

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                         INTERNATIONAL MAGNUM PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS
                               DECEMBER 31, 1997

                                                                             VALUE
  SHARES                                                                     (000)
----------------------------------------------------------------------------------

COMMON STOCKS (86.1%)
  AUSTRALIA (1.7%)
     7,300 Australia New Zealand Banking Group Ltd........................ $    48
     4,600 Commonwealth Bank of Australia.................................      53
     2,300 Lend Lease Corp., Ltd..........................................      45
     3,830 National Australia Bank Ltd....................................      53
    11,700 News Corp., Ltd................................................      65
 (a)23,300 Telstra Corp. Ltd. (Installment Receipts -- Final Installment:
            AUD 1.35/Share due on 11/17/98)..............................       49
                                                                           -------
                                                                               313
                                                                           -------
  AUSTRIA (0.5%)
     1,600 Boehler-Uddeholm AG............................................      94
                                                                           -------
  BELGIUM (0.6%)
     2,335 G.I.B. Holdings Ltd............................................     113
                                                                           -------
  DENMARK (1.5%)
     2,200 BG Bank A/S....................................................     148
     1,850 Unidanmark A/S, Class A (Registered)...........................     136
                                                                           -------
                                                                               284
                                                                           -------
  FINLAND (2.2%)
       450 Kone Oyj, Class B..............................................      55
    17,430 Merita Ltd., Class A...........................................      95
     2,490 Metra Oyj, Class B.............................................      59
    15,640 Rautaruukki Oyj................................................     126
     6,610 Valmet Oyj.....................................................      91
                                                                           -------
                                                                               426
                                                                           -------
  FRANCE (8.3%)
       510 Alcatel Alsthom................................................      65
       190 Bongrain.......................................................      80
     1,375 Cie de Saint Gobain............................................     195
     1,710 Elf Aquitaine..................................................     199
  (a)2,460 France Telecom.................................................      89
     1,040 Groupe Danone..................................................     186
     2,570 Lafarge........................................................     169
     3,350 Legris Industries..............................................     116
  (a)1,600 SGS-Thomson Microelectronics N.V...............................      99
       920 Scor...........................................................      44
     1,840 Total, Class B.................................................     200
     9,135 Usinor Sacilor.................................................     132
                                                                           -------
                                                                             1,574
                                                                           -------
  GERMANY (6.8%)
     4,020 BASF AG........................................................     143
     3,180 Bayer AG.......................................................     118
       300 Buderus AG.....................................................     135
     5,640 Gerresheimer Glas AG...........................................      79
     1,080 Lufthansa AG...................................................      20
     4,800 Lufthansa AG (Bearer)..........................................      90
     1,584 Metro AG.......................................................      56
    (a)220 Philipp Holzmann AG............................................      57
       718 Plettac AG.....................................................      99
     2,680 VEBA AG........................................................     182

                                                                             VALUE
  SHARES                                                                     (000)
----------------------------------------------------------------------------------
       360 Viag AG........................................................ $   197
       190 Volkswagen AG..................................................     106
                                                                           -------
                                                                             1,282
                                                                           -------
  HONG KONG (1.4%)
    10,000 Cheung Kong Holdings Ltd.......................................      66
     5,000 China Light & Power Co., Ltd...................................      28
     5,000 Dao Heng Bank Group Ltd........................................      12
     9,200 Hong Kong Telecommunications Ltd...............................      19
     2,000 HSBC Holdings plc..............................................      49
     6,000 Hutchison Whampoa Ltd..........................................      38
     8,000 Ng Fung Hong Ltd...............................................       8
     4,000 Shanghai Industrial Holdings Ltd...............................      15
     3,000 Sun Hung Kai Properties Ltd....................................      21
     2,000 Swire Pacific Ltd., Class A....................................      11
                                                                           -------
                                                                               267
                                                                           -------
  ITALY (3.9%)
     5,600 Editoriale L'Expresso S.p.A....................................      27
    32,300 Magneti Marelli S.p.A..........................................      55
    10,000 Marzotto (Gaetano) & Figli S.p.A...............................     125
    15,700 Mediaset S.p.A.................................................      77
    47,050 Sogefi S.p.A...................................................     120
 (a)74,724 Telecom Italia S.p.A. Di Risp (NCS)............................     329
                                                                           -------
                                                                               733
                                                                           -------
  JAPAN (16.4%)
    11,000 Amada Co., Ltd.................................................      41
     7,000 Asahi Tec Corp.................................................      11
     5,000 Canon, Inc.....................................................     116
     4,000 Dai Nippon Printing Co., Ltd...................................      75
    21,000 Daicel Chemical Industries Ltd.................................      27
     6,000 Daifuku Co., Ltd...............................................      29
    10,000 Daikin Industries Ltd..........................................      38
     1,200 Family Mart Co., Ltd...........................................      43
     4,000 Fuji Machine Manufacturing Co..................................      97
     2,000 Fuji Photo Film Ltd............................................      77
     7,000 Fujitec Co., Ltd...............................................      39
    10,000 Fujitsu Ltd....................................................     107
    16,000 Furukawa Electric Co...........................................      69
     3,000 Hitachi Credit Corp............................................      49
    16,000 Hitachi Ltd....................................................     114
     5,000 Inabata & Co...................................................      16
    11,000 Kaneka Corp....................................................      50
     3,000 Kurita Water Industries Ltd....................................      31
     1,000 Kyocera Corp...................................................      45
     4,000 Kyudenko Co., Ltd..............................................      20
     4,000 Lintec Corp....................................................      62
     6,000 Matsushita Electric Industrial Co., Ltd........................      88
    18,000 Mitsubishi Chemical Corp.......................................      26
     6,000 Mitsubishi Estate Co., Ltd.....................................      65
    16,000 Mitsubishi Heavy Industries Ltd................................      67
     5,000 Mitsumi Electric Co., Ltd......................................      71
     2,000 Murata Manufacturing Co., Ltd..................................      50
    11,000 NEC Corp.......................................................     117
     3,000 Nifco, Inc.....................................................      20
     1,500 Nintendo Corp., Ltd............................................     147
        13 Nippon Telegraph & Telephone Corp..............................     112
    12,000 Nissan Motor Co................................................      50

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                         INTERNATIONAL MAGNUM PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS   (CONT.)
                               DECEMBER 31, 1997

                                                                             VALUE
  SHARES                                                                     (000)
----------------------------------------------------------------------------------

  JAPAN (CONT.)

     5,000 Nissha Printing Co., Ltd....................................... $    30
    10,000 Ricoh Co., Ltd.................................................     124
     3,000 Rinnai Corp....................................................      45
     2,000 Sangetsu Co., Ltd..............................................      21
     3,000 Sankyo Co., Ltd................................................      68
     8,000 Sanwa Shutter Corp.............................................      40
     4,000 Sekisui Chemical Co............................................      20
     6,000 Sekisui House Co., Ltd.........................................      39
     1,000 Shimamura Co., Ltd.............................................      17
     8,000 Shin-Etsu Polymer Co., Ltd.....................................      26
       800 Sony Corp......................................................      71
     4,000 Sumitomo Marine & Fire Insurance Co............................      21
     6,000 Suzuki Motor Co., Ltd..........................................      54
     1,000 TDK Corp.......................................................      75
     2,000 Tokyo Electron Ltd.............................................      64
    25,000 Toshiba Corp...................................................     104
     4,000 Toyota Motor Corp..............................................     115
    12,000 Tsubakimoto Chain Co...........................................      43
     5,000 Yamaha Corp....................................................      57
     4,000 Yamanouchi Pharmaceutical Co...................................      86
                                                                           -------
                                                                             3,089
                                                                           -------
  MALAYSIA (0.2%)
    15,000 Tenaga Nasional Bhd............................................      32
                                                                           -------
  NETHERLANDS (6.1%)
     3,960 ABN Amro Holding N.V...........................................      77
     1,450 Akzo Nobel N.V.................................................     250
    (a)800 Benckiser N.V., Class B........................................      33
     3,060 Hollandsche Beton Groep N.V....................................      57
     4,100 ING Groep N.V..................................................     173
     1,930 KLM Royal Dutch Airlines N.V...................................      71
     1,100 Koninklijke Bijenkorf Beheer N.V...............................      69
     7,110 Koninklijke KNP BT N.V.........................................     164
     2,570 Koninklijke Van Ommeren N.V....................................      86
     2,880 Philips Electronics N.V........................................     173
                                                                           -------
                                                                             1,153
                                                                           -------
  NEW ZEALAND (0.0%)
 (a)13,000 AMP NZ Office Trust............................................       7
       600 Fletcher Challenge Forest......................................       1
                                                                           -------
                                                                                 8
                                                                           -------
  NORWAY (0.8%)
     7,700 Saga Petroleum ASA, Class B....................................     117
     1,015 Sparebanken NOR................................................      36
                                                                           -------
                                                                               153
                                                                           -------
  SINGAPORE (0.9%)
  (a)1,450 Creative Technology Ltd........................................      30
     2,000 Development Bank of Singapore Ltd. (Foreign)...................      17
  (a)4,000 NatSteel Electronics Ltd.......................................       5
     6,400 Oversea-Chinese Banking Corp. (Foreign)........................      37
     2,000 Parkway Holdings Ltd...........................................       5
     2,000 Singapore Press Holdings (Foreign).............................      25
    21,000 Summit Holdings Ltd............................................       5
                                                                             VALUE
  SHARES                                                                     (000)
----------------------------------------------------------------------------------
     6,000 United Overseas Bank Ltd. (Foreign)............................ $    33
     4,000 Venture Manufacturing Ltd......................................      11
                                                                           -------
                                                                               168
                                                                           -------
  SPAIN (4.0%)
     1,390 Banco Bilbao Vizcaya...........................................      45
     3,090 Banco Bilbao Vizcaya (Registered)..............................     100
    20,000 Iberdrola......................................................     263
     5,000 Telefonica de Espana...........................................     143
    18,090 Uralita........................................................     207
                                                                           -------
                                                                               758
                                                                           -------
  SWEDEN (4.9%)
     4,825 Esselte AB, Class B............................................      98
 (a)42,330 Nordbanken Holding AB..........................................     239
     4,490 Pharmacia & Upjohn, Inc........................................     165
     2,520 S.K.F. AB, Class B.............................................      54
     2,730 Sparbanken Sverige AB, Class A.................................      62
    10,210 Spectra-Physics AB, Class A....................................     193
     3,060 Svenska Handelsbanken, Class A.................................     106
                                                                           -------
                                                                               917
                                                                           -------
  SWITZERLAND (7.4%)
     (a)90 Ascom Holdings AG (Bearer).....................................     116
        92 Bobst AG (Bearer)..............................................     135
       425 Forbo Holding AG (Registered)..................................     174
       218 Holderbank Financiere Glarus AG, Class B (Bearer)..............     178
       172 Nestle (Registered)............................................     258
        20 Novartis AG (Registered).......................................      32
       130 Schindler Holding AG (Registered)..............................     140
        97 Schweizerische Industrie-Gesellschaft Holdings AG
            (Registered).................................................      132
       100 Sulzer AG (Registered).........................................      63
       783 Valora Holding AG (Registered).................................     165
                                                                           -------
                                                                             1,393
                                                                           -------
  UNITED KINGDOM (18.5%)
 (a)25,300 Aggreko plc....................................................      65
       850 Associated British Foods plc...................................       7
     6,133 B.A.T. Industries plc..........................................      56
     9,840 Bank of Ireland................................................     151
    15,903 Bank of Scotland...............................................     146
     4,510 Bass plc.......................................................      70
    15,046 BG plc.........................................................      68
    17,110 Booker plc.....................................................      90
    19,720 British Telecommunications plc.................................     155
    15,020 Bunzl plc......................................................      58
    11,340 Burmah Castrol plc.............................................     197
     8,010 Charter plc....................................................      99
    27,700 Christian Salvesen plc.........................................      45
     5,530 Commercial Union plc...........................................      77
     3,100 Danka Business Systems plc.....................................      12
    16,900 Diageo plc.....................................................     155
     3,300 Glynwed International plc......................................      14
    17,970 Great Universal Stores plc.....................................     226
    31,150 Imperial Tobacco Group plc.....................................     196
    23,867 John Mowlem & Co. plc..........................................      35
    17,600 Kwik Save Group plc............................................      85

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                         INTERNATIONAL MAGNUM PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS   (CONT.)
                               DECEMBER 31, 1997

                                                                             VALUE
  SHARES                                                                     (000)
----------------------------------------------------------------------------------

  UNITED KINGDOM (CONT.)

    32,660 Medeva plc..................................................... $    87
    13,690 Peninsular & Oriental Steam Navigation Co......................     156
    10,300 Premier Farnell plc............................................      74
    48,010 Premier Oil plc................................................      42
    31,440 Racal Electronic plc...........................................     138
    12,919 Reckitt & Colman plc...........................................     203
    20,244 Royal & Sun Alliance Insurance Group plc.......................     204
    27,420 Scapa Group plc................................................     105
    11,500 Tate & Lyle plc................................................      95
    13,200 Unilever plc...................................................     113
    42,340 WPP Group plc..................................................     189
    11,770 Westminster Health Care Holdings plc...........................      71
                                                                           -------
                                                                             3,484
                                                                           -------
TOTAL COMMON STOCKS (COST $16,619).......................................   16,241
                                                                           -------
PREFERRED STOCKS (1.6%)
  GERMANY (1.6%)
       340 Dyckerhoff AG..................................................      87
       930 Hornbach Holding AG............................................      64
       290 Suedzucker AG..................................................     144
                                                                           -------
TOTAL PREFERRED STOCKS (COST $315).......................................      295
                                                                           -------

   FACE
  AMOUNT
  (000)
----------

CONVERTIBLE BOND (0.0%)
  NEW ZEALAND (0.0%)
 NZD    13 AMP NZ Office Trust 7.50%, 6/30/03 (COST $8)...................       8
                                                                           -------
TOTAL FOREIGN SECURITIES (87.7%) (COST $16,942)..........................   16,544
                                                                           -------
SHORT-TERM INVESTMENT (14.9%)
 REPURCHASE AGREEMENT (14.9%)
    $2,807 Chase Securities, Inc. 5.95%, dated 12/31/97, due 1/2/98, to be repurchased at $2,808, collateralized by U.S. Treasury Notes,
            5.875%, due 11/15/05, valued at $2,866 (COST $2,807).........    2,807
                                                                           -------

FOREIGN CURRENCY (1.3%)
 AUD    11 Australian Dollar..............................................       7
 GBP    13 British Pound..................................................      21
  DEM  306 German Mark....................................................     170
 FIM   107 Finnish Markka.................................................      20
ITL  4,651 Italian Lira...................................................       3
JPY  1,661 Japanese Yen...................................................      13
                                                                           -------
TOTAL FOREIGN CURRENCY (COST $237).......................................      234
                                                                           -------

                                                                             VALUE
                                                                             (000)
----------------------------------------------------------------------------------

TOTAL INVESTMENTS (103.9%) (COST $19,986)................................  $19,585
                                                                           -------
OTHER ASSETS (1.8%)
  Net Unrealized Gain on Foreign Currency Exchange Contracts.............  $     147
  Due from Adviser.......................................................         72
  Dividends Receivable...................................................         55
  Receivable for Investments Sold........................................         36
  Receivable for Portfolio Shares Sold...................................         23
  Foreign Withholding Tax Reclaim Receivable.............................         16         349
                                                                           ---------
LIABILITIES (-5.7%)
  Payable for Investments Purchased......................................       (984)
  Professional Fees Payable..............................................        (52)
  Custodian Fees Payable.................................................        (21)
  Bank Overdraft.........................................................         (7)
  Administrative Fees Payable............................................         (5)
  Payable for Portfolio Shares Redeemed..................................         (3)
  Other Liabilities......................................................         (7)     (1,079)
                                                                           ---------   ---------
NET ASSETS (100%)...................................................................   $  18,855
                                                                                       ---------
                                                                                       ---------
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
Applicable to 1,816,513 outstanding $0.001 par value shares (authorized 500,000,000
  shares)...........................................................................   $   10.38
                                                                                       ---------
                                                                                       ---------
NET ASSETS CONSIST OF:
Paid in Capital.....................................................................   $  19,155
Overdistributed Net Investment Income...............................................         (16)
Accumulated Net Realized Loss.......................................................         (45)
Unrealized Depreciation on Investments and Foreign Currency Translations............
                                                                                            (239)
                                                                                       ---------
NET ASSETS..........................................................................   $  18,855
                                                                                       ---------
                                                                                       ---------

---------------------------------------------------

FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:

Under the terms of foreign currency exchange contracts open at December 31, 1997, the Portfolio is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:

     CURRENCY                               IN EXCHANGE
    TO DELIVER        VALUE    SETTLEMENT       FOR        VALUE     NET UNREALIZED
       (000)          (000)       DATE         (000)       (000)    GAIN (LOSS) (000)
  ---------------   ---------  -----------  -----------  ---------  -----------------
  U.S.$     36      $      36      1/2/98     DKK  244   $      35      $      (1)
  U.S.$      7              7      1/2/98     FRF   45           7             --
  U.S.$     19             19      1/2/98     NOK  139          19             --
  U.S.$     96             96      1/2/98   ESP 14,423          95             (1)
  U.S.$    208            208      1/2/98    SEK 1,617         204             (4)
  U.S.$    361            361      1/2/98     GBP  218         358             (3)
  U.S.$     27             27      1/2/98     DEM   48          27             --
  U.S.$     54             54      1/5/98   ITL 95,985          54             --
  JPY    1,661             13      1/5/98    U.S.$  13          13             --
  JPY  128,177            987     1/29/98    U.S.$1,058      1,058             71
  JPY   82,936            639      2/5/98    U.S.$ 705         705             66
  JPY   43,123            332      2/5/98    U.S.$ 352         352             20
  U.S.$    128            128      3/5/98     SGD  206         122             (6)
  SGD     206             122      3/5/98    U.S.$ 128         128              6
  U.S.$     15             15     3/18/98     SGD   25          15             --
  SGD     171             101     3/18/98    U.S.$ 100         100             (1)
                    ---------                            ---------          -----
                    $   3,145                            $   3,292      $     147
                    ---------                            ---------          -----
                    ---------                            ---------          -----

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                         INTERNATIONAL MAGNUM PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS   (CONT.)
                               DECEMBER 31, 1997

---------------

(a)   --  Non-income producing security
ESP   --  Spanish Peseta
DKK   --  Danish Krone
FRF   --  French Franc
NCS   --  Non Convertible Shares
NOK   --  Norwegian Krone
NZD   --  New Zealand Dollar
SEK   --  Swedish Krona
SGD   --  Singapore Dollar

----------------------------------------------------------------
At December 31, 1997, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

                                                 NET
  COST     APPRECIATION   (DEPRECIATION)   (DEPRECIATION)
  (000)        (000)           (000)            (000)
---------  -------------  ---------------  ---------------
$  19,771    $   1,207       $  (1,627)       $    (420)

For the year ended December 31, 1997, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $21,861,000 and $4,885,000, respectively. There were no purchases and sales of U.S. Government securities for the year ended December 31, 1997.

Net capital and net currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the period from November 1, 1997 to December 31, 1997, the Portfolio incurred and elected to defer until January 1, 1998, for U.S. Federal income tax purposes, net capital losses of approximately $24,000.
----------------------------------------------------------------
            SUMMARY OF FOREIGN SECURITIES BY INDUSTRY CLASSIFICATION
                                  (UNAUDITED)

                                               VALUE        % OF
SECTOR DIVERSIFICATION                         (000)     NET ASSETS
-------------------------------------------  ---------  -------------
Capital Equipment..........................  $   4,300         22.8%
Consumer Products..........................      3,459         18.3
Energy.....................................      1,065          5.6
Finance....................................      2,605         13.8
Materials..................................      2,444         13.0
Multi-Industry.............................        299          1.6
Services...................................      2,372         12.6
                                             ---------        -----
Total Investments..........................  $  16,544         87.7%
                                             ---------        -----
                                             ---------        -----

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                            EQUITY GROWTH PORTFOLIO

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW
CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDENT ACCOUNTANTS APPEARING ELSEWHERE IN THIS REPORT DOES NOT EXTEND TO THIS INFORMATION.
THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1997)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Capital Goods--Construction      12.0%
Consumer--Cyclical               15.7%
Consumer--Staples                 8.7%
Diversified                      19.5%
Energy                            2.0%
Finance                          17.6%
Materials                         0.4%
Services                          9.9%
Technology                       11.6%
Other                             2.6%

TOP FIVE HOLDINGS

                                                            PERCENT OF
SECURITY                                      INDUSTRY      NET ASSETS
----------------------------------------  ----------------  ----------
United Technologies Corp.                   Diversified          9.6%
Cendant Corp.                                 Services           7.8%
Lockheed Martin Corp.                      Capital Goods-           %
                                            Construction         7.2
Clear Channel Communications, Inc.        Consumer-Cyclical      3.6%
Berkshire Hathaway, Inc., Class A           Diversified          3.3%

TOP FIVE SECTORS

                                          VALUE   PERCENT OF
INDUSTRY                                  (000)   NET ASSETS
----------------------------------------  ------  ----------
Diversified                               $2,419      19.5%
Finance                                    2,188      17.6%
Consumer Cyclical                          1,947      15.7%
Capital Goods-Construction                 1,488      12.0%
Technology                                 1,440      11.6%

PERFORMANCE COMPARED TO THE S&P 500 INDEX(1)
------------------------------------

                                                     TOTAL
                                                  RETURNS(2)
                                                      YTD
                                                 -------------
PORTFOLIO(3).................................        33.05%
INDEX........................................        34.02%

1. The S&P 500 Index is an unmanaged index of common stocks.
2. Total return for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total return would be lower.
3. Commenced operations on January 2, 1997.
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
COMPARISON OF THE CHANGE IN VALUE OF A
$10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                Equity Growth    S&P 500
                                    Portfolio    Index 1
1/2/97*                               $10,000    $10,000
12/31/97                               13,305     13,402
*Commencement of operations

The Equity Growth Portfolio is managed with the objective of obtaining long-term capital appreciation by investing primarily in equity securities of medium and large capitalization companies that, in the judgement of Morgan Stanley Asset Management, provide above-average potential for capital growth.

For the period from January 2, 1997 (commencement of operations) through December 31, 1997, the Portfolio had a total return of 33.05% as compared to 34.02% for the S&P 500 Index (the "Index").

After three heady years for the market, Wall Street futurists are, as usual, divided firmly in the bull and bear camps. We are first and foremost bottom up investors, focusing on companies, not markets, and tend not to care which way the U.S. market moves in 1998. But if pushed, we are bullish because the backdrop for financial assets is so positive:

    - inflation and interest rates are at 30-year lows

    - the U.S. budget is balanced and U.S. companies seem as strong as ever in terms of global competitiveness

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                            EQUITY GROWTH PORTFOLIO

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW   (CONT.)

    - the Fed has enormous flexibility, due to dollar strength and low inflation, so that short rates will come down quickly if the economy slows

    - company managements are very focused on shareholder value creation, much more so than in prior cycles.

There are some negatives:

    - the strong dollar and disinflationary/deflationary trends are combining to put pressure on corporate profits

    - valuations are high on an absolute basis

This in our view, sets up a classic stockpickers' market. We will take earnings risk over upward interest rate pressure any day. If you can find companies that are able to rise above the profit pressures and achieve significant earnings growth, this will be richly rewarded. However, the "safe growth" part of the U.S. market--stocks like Coca Cola and General Electric--look extended and pricey to us. We do not see why these stocks need to go down, but on the other hand they have gone up much more than their respective earnings in recent years and should at some point enter a phase where the opposite is true. We think there is much more money to be made in "unsafe growth,"-- i.e., stocks of companies which have strong fundamentals but where investors still have doubts.

Which brings us to our investment strategy for 1998 which may be best characterized in terms of a Chinese restaurant menu or "two from column A and three from column B". Column A consists of stocks infected with investor fears of "Asian flu," currency and/or economic sensitivity. Column B consists of stocks of companies that should be insulated against the negative factors weighing against U.S. corporate profits.

A                                         B
----------------------------------------  ----------------------------------------
United Technologies                       Cendant
Gulfstream Aerospace                      Cracker Barrel
                                          Lockheed Martin

United Technologies (UTX) was the largest holding of the portfolio at December 31, accounting for 9.6% of net assets. United Technologies has been a significant holding of ours for several years and it has performed quite well. In late 1997, however, investor concerns over Asian exposure (15% of profits) and cyclicality (several competitors, such as York, blew up) combined to cause the stock to correct very sharply. From a peak of $89, the stock declined to the high $60's and closed out the year at $73. We responded by redoubling our research efforts during this "breakdown" period for the stock and came away with the following:

    - While Asian operations will get hit in 1998 and 1999, UTX should gain share in that region and find it much easier to make accretive acquisitions.

    - Dramatic margin gain opportunities, strength in certain businesses (e.g. Pratt & Whitney) and restructuring activities should more than offset the operating profit shortfall from Asia, currency and a weakening global economy.

    - We believe the company has become more aggressive in the share repurchase front than at any time in its history.

    - In short, despite what the stock is "telling us," earnings per share (EPS) growth should be robust and above expectations in 1998 and 1999.

We conclude that UTX stock is in a win-win position following the recent sharp sell-off. If concerns over Asia fade and the global economy strengthens, the stock could trade up quickly. If not, the company's buyback should remain aggressive, enhancing EPS prospects in 1999 and beyond. One year out, we think United Technologies should trade somewhere between $83 (15 times 1999 estimated earnings per share of $5.55) and $111(20 times).

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                            EQUITY GROWTH PORTFOLIO

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW   (CONT.)

Gulfstream Aerospace, a leading producer of executive jets, is enjoying robust operating fundamentals, yet the stock has been listless over the past year as investors fear the effects of a potential economic slowdown. Also worrying investors is the possibility that Forstman Little, the LBO firm and owner of about 43% of the company, will pressure the stock by selling shares. At year end, the stock traded at only $29 1/4, despite consensus EPS expectations of $2.50 in 1998 and $3.10 in 1999. The balance sheet had no net debt and EPS estimates had risen over the past several months. Does this seem rather depressed with a stock market trading at over 20 times? The company obviously thought so, because on January 5 it announced a stock repurchase for about 10% of shares. This is highly accretive and caused consensus EPS estimates to rise to $2.60 and $3.25 for 1998 and 1999, respectively. The stock will probably never get a market multiple, but if it gets up to 15 times in one year, that is a juicy $49.

On the less controversial side, we own some stocks of companies that seem totally insulated from what the world may throw at them. First on the list is Cendant, the new company formed by the merger of HFS and CUC International. The merger closed in December, creating a $28 billion market cap growth company that most investors still do not know very well. HFS became our largest holding early last year when unfounded investor concerns drove the stock down. At its low point in early 1997, HFS was down 13% from its 1996 close. It closed 1997 up 38%, or 59% higher than its low of the year, adjusting for the conversion into Cendant shares.

While not as cheap as it was in early 1997, Cendant's valuation looks fine and the underlying growth story is the most powerful we know of today. Cendant combines the country's largest franchiser (HFS) with the preeminent direct marketing company (CUC). Both companies were exciting on their own but the combination should be incredible for a variety of reasons. Unlike most megamergers, cost cutting is not the primary driver of this marriage. Rather, tremendous revenue and margin gains should accrue from the combination of a huge inbound telemarketer with the number one outbound telemarketer. Consensus EPS estimates have drifted higher recently, and currently stand at about $1.28 and $1.58 for 1998 and 1999, respectively. We believe $1.33 and $1.70 are more likely, with dynamic growth off the 1999 base expected. One year out, the stock could trade conservatively at $43 (25 times 1999 estimated earnings) or, less conservatively, at $51 (30 times).

Another stock which should be somewhat insulated from broader corporate profit pressures is Cracker Barrel, a 300-unit chain of restaurant/gift shops located largely on interstate highways throughout the east coast and Midwest. Like many other restaurant companies and retailers, Cracker Barrel spent 1993 to 1996 battling overbuilding and margin pressure. The best companies came through this period stronger and with a higher market share. Cracker Barrel is one of the winners, and is beginning to see margin increases for the first time in many years, allowing the company to return to its traditional 20% + EPS growth rate. While the stock has done well over the past two years, it is now still only back to where it was in mid-1993, with earnings growing every year during this period. We think Cracker Barrel can earn $1.85 and $2.25 in calendar 1998 and 1999, respectively, and could trade between 20-25 times earnings one year out, or $45-56.

A final example of a stock somewhat protected from generalized corporate profit pressure is Lockheed Martin. Pending the closing of its acquisition of Northrop Grumman, it will be the largest defense company in the world. Significant cost savings will be achieved from the merger, while increased scale will give Lockheed Martin an even greater advantage in bidding for large defense contracts. At the same time, non-defense businesses are growing nicely. Moreover, the balanced budget in the United States bodes well for defense and space exploration spending. Finally, the company's huge free cash flow is an ongoing major positive. Despite all this, Lockheed Martin stock underperformed the market in 1996 and 1997. In fact, in 1997 it was up a lowly 7.7%. Why? The most important factor in our view, was the two downward revisions to EPS that occurred in late 1997. From our perspective, however, they were "false" negative surprises and we believe the stage has now been set for positive surprises, hopefully in 1998 but likely in 1999.

The first downward revision came from weakness in a non-core business that will eventually be sold. The second downward revision was an upward revision in disguise. In order to be able to buy back

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                            EQUITY GROWTH PORTFOLIO

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW   (CONT.)

GE's large stake in Lockheed Martin (10% of the company pro forma) Lockheed was forced to change from pooling to purchase accounting on its Northrop acquisition. This means goodwill, a phantom, non-cash expense, must be amortized, which leads to lower reported EPS but higher cash flow or economic earnings. Hence, while EPS in 1998 should be about $6.50, economic earnings will exceed $9.00. We expect 12-15% compounded EPS growth over the longer term. If we are right and consensus estimates start to rise over the next 12 months, the valuation should improve. A reasonable one year price target would be 18-20 times reported 1999 EPS of $7.40, or $133 to $148.

January 1998

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                            EQUITY GROWTH PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS
                               DECEMBER 31, 1997

                                                                    VALUE
   SHARES                                                           (000)
-------------------------------------------------------------------------

COMMON STOCKS (97.4%)
  CAPITAL GOODS--CONSTRUCTION (12.0%)
    AEROSPACE & DEFENSE (12.0%)
    (a)1,400   AVTEAM, Inc., Class A............................  $    12
          39   Boeing Co........................................        2
    (a)7,700   Gulfstream Aerospace Corp........................      225
    (a)3,500   Howmet International, Inc........................       53
    (a)3,600   Litton Industries, Inc...........................      207
       9,100   Lockheed Martin Corp.............................      896
         100   Northrop Grumman Corp............................       12
           1   Raytheon Co., Class A............................       --
       1,000   Thiokol Corp.....................................       81
                                                                  -------
  TOTAL CAPITAL GOODS--CONSTRUCTION.............................    1,488
                                                                  -------
  CONSUMER--CYCLICAL (15.7%)
    AUTOMOTIVE (3.2%)
    (a)3,900   Avis Rent A Car, Inc.............................      124
       2,400   Borg-Warner Automotive, Inc......................      125
       2,000   General Motors Corp..............................      121
    (a)1,100   O'Reilly Automotive, Inc.........................       29
                                                                  -------
                                                                      399
                                                                  -------
    BROADCAST--RADIO & TELEVISION (5.6%)
       6,100   CBS Corp.........................................      180
    (a)5,700   Clear Channel Communications, Inc................      453
       1,000   Time Warner, Inc.................................       62
                                                                  -------
                                                                      695
                                                                  -------
    ENTERTAINMENT & LEISURE (1.1%)
    (a)1,900   GTECH Holdings Corp..............................       60
    (a)1,900   Viacom, Inc., Class B............................       79
                                                                  -------
                                                                      139
                                                                  -------
    FOOD SERVICE (2.3%)
    (a)5,000   Brinker International, Inc.......................       80
       6,300   Cracker Barrel Old Country Store, Inc............      210
                                                                  -------
                                                                      290
                                                                  -------
    GAMING & LODGING (0.9%)
       4,400   International Game Technology....................      111
                                                                  -------
    PUBLISHING (1.4%)
       1,000   Gannett Co., Inc.................................       62
    (a)7,700   Primedia, Inc....................................       97
      (a)200   Universal Outdoor Holdings, Inc..................       10
                                                                  -------
                                                                      169
                                                                  -------
    RETAIL--GENERAL (1.2%)
       2,450   Home Depot, Inc..................................      144
                                                                  -------
  TOTAL CONSUMER--CYCLICAL......................................    1,947
                                                                  -------
  CONSUMER--STAPLES (8.7%)
    BEVERAGES (1.0%)
       3,400   Coca Cola Enterprises, Inc.......................      121
                                                                  -------
    TOBACCO (4.3%)
    (a)2,300   Consolidated Cigar Holdings, Inc.................       63
       8,900   Philip Morris Cos., Inc..........................      403
       2,000   RJR Nabisco Holdings Corp........................       75
                                                                  -------
                                                                      541
                                                                  -------

                                                                    VALUE
   SHARES                                                           (000)
-------------------------------------------------------------------------
    DRUGS (1.9%)
         400   American Home Products Corp......................  $    31
         900   Eli Lilly & Co...................................       63
       1,000   Merck & Co., Inc.................................      106
         500   Pfizer, Inc......................................       37
                                                                  -------
                                                                      237
                                                                  -------
    FOOD (1.5%)
       1,300   Kellogg Co.......................................       64
       1,300   Ralston-Ralston Purina Group.....................      121
                                                                  -------
                                                                      185
                                                                  -------
  TOTAL CONSUMER--STAPLES.......................................    1,084
                                                                  -------
  DIVERSIFIED (19.5%)
       2,400   Allied Signal, Inc...............................       93
        (a)9   Berkshire Hathaway, Inc., Class A................      414
       6,000   ITT Industries, Inc..............................      188
       3,700   Loews Corp.......................................      393
       2,300   Textron, Inc.....................................      144
      16,300   United Technologies Corp.........................    1,187
                                                                  -------
  TOTAL DIVERSIFIED.............................................    2,419
                                                                  -------
  ENERGY (2.0%)
    COAL, GAS & OIL (2.0%)
    (a)1,300   AES Corp.........................................       61
       2,700   Diamond Offshore Drilling, Inc...................      130
         700   Schlumberger, Ltd................................       56
                                                                  -------
  TOTAL ENERGY..................................................      247
                                                                  -------
  FINANCE (17.6%)
    BANKING (2.9%)
         800   BankAmerica Corp.................................       58
         944   Chase Manhattan Corp.............................      103
         900   Citicorp.........................................      114
         267   Wells Fargo & Co.................................       91
                                                                  -------
                                                                      366
                                                                  -------
    FINANCIAL SERVICES (8.1%)
       1,900   American Express Co..............................      170
         300   Cincinnati Financial Corp........................       42
         600   Federal Home Loan Mortgage Corp..................       25
    (a)2,900   Friedman, Billings, Ramsey Group, Inc., Class
                 A..............................................       52
       1,400   MBNA Corp........................................       38
       1,500   Merrill Lynch & Co...............................      110
       2,500   Nationwide Financial Services, Inc., Class A.....       90
       2,100   SLM Holding Corp.................................      292
       3,400   Travelers Group, Inc.............................      183
                                                                  -------
                                                                    1,002
                                                                  -------
    INSURANCE (6.6%)
       1,800   Ace Ltd..........................................      174
       4,000   American Bankers Insurance Group, Inc............      184
       1,500   CMAC Investment Corp.............................       91
      (a)700   CNA Financial Corp...............................       89
      (a)300   ESG Re Ltd.......................................        7
       1,100   Hartford Life, Inc., Class A.....................       50
       1,900   MGIC Investment Corp.............................      126

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                            EQUITY GROWTH PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS   (CONT.)
                               DECEMBER 31, 1997

                                                                    VALUE
   SHARES                                                           (000)
-------------------------------------------------------------------------
         800   NAC Re Corp......................................  $    39
         500   Progressive Corp.................................       60
                                                                  -------
                                                                      820
                                                                  -------
  TOTAL FINANCE.................................................    2,188
                                                                  -------
  MATERIALS (0.4%)
    CHEMICALS (0.4%)
         900   E.I. du Pont de Nemours & Co.....................       54
                                                                  -------
  SERVICES (9.9%)
    PROFESSIONAL SERVICES (7.8%)
   (a)28,178   Cendant Corp.....................................      969
                                                                  -------
    TRANSPORTATION (2.1%)
      (a)900   AMR Corp.........................................      116
    (a)2,400   US Airways Group, Inc............................      150
                                                                  -------
                                                                      266
                                                                  -------
  TOTAL SERVICES................................................    1,235
                                                                  -------
  TECHNOLOGY (11.6%)
    COMPUTERS (0.8%)
         650   Compaq Computer Corp.............................       37
      (a)700   Dell Computer Corp...............................       59
                                                                  -------
                                                                       96
                                                                  -------
    ELECTRONICS (3.2%)
    (a)2,700   Cisco Systems, Inc...............................      151
       1,000   Intel Corp.......................................       70
       1,600   Linear Technology Corp...........................       92
    (a)2,400   Maxim Integrated Products, Inc...................       83
                                                                  -------
                                                                      396
                                                                  -------
    OFFICE EQUIPMENT (2.2%)
         200   Hewlett Packard Co...............................       13
       1,200   International Business Machines Corp.............      125
       1,800   Xerox Corp.......................................      133
                                                                  -------
                                                                      271
                                                                  -------
    SOFTWARE SERVICES (3.0%)
      (a)700   America Online, Inc..............................       62
      (a)600   Compuware Corp...................................       19
    (a)2,400   Ingram Micro, Inc................................       70
    (a)1,500   Microsoft Corp...................................      194
    (a)1,100   Oracle Corp......................................       25
                                                                  -------
                                                                      370
                                                                  -------
    TELECOMMUNICATIONS (2.4%)
      (a)800   ADC Telecommunications, Inc......................       33
    (a)1,100   Associated Group, Inc., Class A..................       33
    (a)1,100   Associated Group, Inc., Class B..................       32
       1,000   AT&T Corp........................................       61
         410   Lucent Technologies, Inc.........................       33
      (a)900   Tellabs, Inc.....................................       48
    (a)2,200   WorldCom, Inc....................................       67
                                                                  -------
                                                                      307
                                                                  -------
  TOTAL TECHNOLOGY..............................................    1,440
                                                                  -------
TOTAL COMMON STOCKS (COST $11,166)..............................   12,102
                                                                  -------

    FACE
   AMOUNT                                                           VALUE
   (000)                                                            (000)
-------------------------------------------------------------------------

SHORT-TERM INVESTMENT (3.1%)
  REPURCHASE AGREEMENT (3.1%)
        $380   Chase Securities, Inc. 5.95%, dated 12/31/97, due
                 1/2/98, to be repurchased at $380,
                 collateralized by U.S. Treasury Notes, 5.875%,
                 due 11/15/05, valued at $390 (COST $380).......  $   380
                                                                  -------
TOTAL INVESTMENTS (100.5%) (COST $11,546).......................   12,482
                                                                  -------

OTHER ASSETS (1.1%)
  Cash...................................................  $   1
  Receivable for Investments Sold........................    123
  Dividends Receivable...................................     10
  Other Assets...........................................      1      135
                                                           -----
LIABILITIES (-1.6%)
  Payable for Investments Purchased......................   (144)
  Investment Advisory Fees Payable.......................    (19)
  Professional Fees Payable..............................    (23)
  Custodian Fees Payable.................................     (7)
  Administrative Fees Payable............................     (3)
  Other Liabilities......................................     (2)    (198)
                                                           -----  -------
NET ASSETS (100%)........................................         $12,419
                                                                  -------
                                                                  -------
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
Applicable to 974,652 outstanding $0.001 par value shares
  (authorized 500,000,000 shares)...............................  $ 12.74
                                                                  -------
                                                                  -------

NET ASSETS CONSIST OF:
Paid in Capital.................................................  $11,307
Undistributed Net Investment Income.............................        1
Accumulated Net Realized Gain...................................      175
Net Unrealized Appreciation on Investments......................      936
                                                                  -------
NET ASSETS......................................................  $12,419
                                                                  -------
                                                                  -------

---------------

(a)   --  Non-income producing security

---------------

At December 31, 1997, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

                                                   NET
  COST     APPRECIATION    (DEPRECIATION)     APPRECIATION
  (000)        (000)            (000)             (000)
---------  -------------  -----------------  ---------------
$  11,581    $     999        $     (98)        $     901

For the year ended December 31, 1997, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $19,322,000 and $8,821,000, respectively. There were no purchases and sales of U.S. Government securities for the year ended December 31, 1997.

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                            MID CAP VALUE PORTFOLIO

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW
CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDENT ACCOUNTANTS APPEARING ELSEWHERE IN THIS REPORT DOES NOT EXTEND TO THIS INFORMATION.
THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1997)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Basic Resources                    1.5%
Consumer Durables                  6.7%
Consumer Services                  5.8%
Energy                             7.7%
Financial Services                23.5%
Food, Tobacco & Other              5.5%
Health Care                        7.0%
Heavy
Industry/Transportation           10.9%
Retail                            11.2%
Technology                        14.2%
Utilities                          3.8%
Other                              2.2%

PERFORMANCE COMPARED TO THE S&P MIDCAP 400 INDEX(1)
------------------------------------

                                TOTAL RETURNS(2)
                                      YTD
                                ----------------
PORTFOLIO(3)..................         40.93%
INDEX.........................         34.05%

1. The S&P MidCap 400 Index is a value weighted index. The companies chosen for the Index generally have market values between $800 million and $3 billion, depending upon current equity market valuations, and represent a broad range of industry segments within the U.S. economy.
2. Total return for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total return would be lower.
3. Commenced operations on January 2, 1997.
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE HOLDINGS
                                                 PERCENT OF
SECURITY                         INDUSTRY        NET ASSETS
---------------------------  ----------------  ---------------
Universal Corp.              Food, Tobacco &              %
                                  Other                2.6
Ross Stores, Inc.                 Retail               1.9%
Franklin Resources, Inc.        Financial              1.7%
                                 Services
TJX Companies, Inc.               Retail               1.5%
Healthdyne Technologies,       Health Care             1.5%
 Inc.

TOP FIVE SECTORS
                                            VALUE     PERCENT OF
INDUSTRY                                    (000)     NET ASSETS
----------------------------------------  ---------  -------------
Financial Services                        $   2,695        23.5%
Technology                                    1,623        14.2%
Retail                                        1,286        11.2%
Heavy Industry/Transportation                 1,252        10.9%
Energy                                          878         7.7%

COMPARISON OF THE CHANGE IN VALUE OF A
$10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                MID CAP VALUE    S&P MIDCAP 400
                                  PORTFOLIO         INDEX 1
1/2/97*                                $10,000           $10,000
12/31/97                                14,093            13,405
*Commencement of operations

The Mid Cap Value Portfolio seeks above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities of issuers with equity capitalizations in the range of the companies represented in the S&P MidCap 400 Index.

For the period from January 2, 1997 (commencement of operations) through December 31, 1997, the Portfolio had a total return of 40.93% as compared to 34.05% for the S&P MidCap 400 Index (the "Index").

Both stock and sector selection played roles in the slight under performance of the Portfolio over the fourth quarter. Asian worries led to unusual market and economic events. Electric utilities, despite high valuations, competitive risk, strict regulation and anemic long-term growth, provided average returns of over 20% in the quarter, due to their credit sensitivity and perceived safety. Meanwhile, long interest rates fell despite surging economic growth. Under normal circumstances the Federal Reserve would likely have tightened rates but could not risk draining liquidity from the market. In general, companies with stable, domestic earnings exposure were rewarded, regardless of valuation or long-term growth prospects. As such, food, beverage, consumer service and utility stocks faired well. Our under weighted positions in utility and beverages stocks hurt performance, while our over weighting in financial stocks and under weighting of energy stocks aided performance. As value investors we continue to search for companies with low valuations and better than average growth prospects.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                            MID CAP VALUE PORTFOLIO

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW   (CONT.)

Individual stocks which boosted performance included, First of America Bank (+44.6%), Nationwide Financial Services (+29.8%) and Storage Technology (+29.0%). Underperforming stocks including Danka Business Systems (-63.9%), Microage (-48.1%), and Teradyne (-40.5%).

Asian turmoil has simultaneously raised the possibility of deflation and inflation. In the event of a worldwide financial crisis/recession commodity prices will fall, demand will slow and interest rates and profits will decline. Conversely, if Asian problems remain localized, the current state of low inflation, low unemployment, falling interest rates and strong economic growth is unsustainable. Inflation and interest rates are likely to rise. This uncertainty has led us to increase holdings in utilities, REITs and food stocks, while reducing Asian-exposed cyclicals and technology stocks.

January 1998

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                            MID CAP VALUE PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS
                               DECEMBER 31, 1997

                                                                VALUE
 SHARES                                                         (000)
---------------------------------------------------------------------

COMMON STOCKS (96.8%)
  BASIC RESOURCES (1.5%)
 (a) 400   NS Group, Inc....................................  $     7
(a)1,700   National Steel Corp., Class B....................       20
  (a)700   Owens-Illinois, Inc..............................       26
   1,100   P.H. Glatfelter Co...............................       20
     200   Rohm & Haas Co...................................       19
   1,100   Schweitzer-Mauduit International, Inc............       41
(a)1,700   Tetra Technologies, Inc..........................       36
                                                              -------
                                                                  169
                                                              -------
  CONSUMER DURABLES (6.7%)
(a)1,500   AMF Bowling, Inc.................................       37
     600   Arvin Industries, Inc............................       20
   2,300   Culp, Inc........................................       46
   1,500   Elbit Systems Ltd................................       21
   1,000   Harley-Davidson, Inc.............................       27
(a)1,300   Lear Corp........................................       62
   1,300   Lone Star Industries, Inc........................       69
   1,600   Lubrizol Corp....................................       59
   4,600   Mascotech, Inc...................................       85
   2,900   Southdown, Inc...................................      171
  (a)500   Tower Automotive, Inc............................       21
   1,300   Trinity Industries, Inc..........................       58
(a)1,900   USG Corp.........................................       93
                                                              -------
                                                                  769
                                                              -------
  CONSUMER SERVICES (5.8%)
     200   Central Newspapers, Inc., Class A................       15
   1,400   Dial Corp........................................       29
  (a)300   EVI, Inc.........................................       15
   1,300   Hertz Corp., Class A.............................       52
   2,000   I. C. Isaacs & Co., Inc..........................       20
   3,700   Journal Register Co..............................       78
(a)1,000   Lexmark International Group, Inc.................       38
  (a)500   MGM Grand, Inc...................................       18
     800   McClatchy Newspapers, Inc., Class A..............       22
     200   New York Times Co., Class A......................       13
(a)1,100   Security Capital Group, Inc., Class B............       36
   4,200   Solutia, Inc.....................................      112
(a)4,600   Valassis Communications, Inc.....................      170
     100   Washington Post Co., Class B.....................       49
                                                              -------
                                                                  667
                                                              -------
  ENERGY (7.7%)
   3,600   Allegheny Energy, Inc............................      117
  (a)400   BJ Services Co...................................       29
   1,300   CMS Energy Corp..................................       57
   1,000   Columbia Gas System, Inc.........................       79
  (a)400   Cooper Cameron Corp..............................       24
   1,600   Diamond Offshore Drilling, Inc...................       77
(a)1,100   Dril-Quip, Inc...................................       39
  (a)700   Grey Wolf, Inc...................................        4
  (a)500   IRI International Corp...........................        7
(a)1,200   Marine Drilling Co., Inc.........................       25
     400   NICOR, Inc.......................................       17
     400   National Fuel Gas Co.............................       19
(a)3,800   Noble Drilling Corp..............................      116
     400   ONEOK, Inc.......................................       16

                                                                VALUE
 SHARES                                                         (000)
---------------------------------------------------------------------
  (a)900   Precision Drilling Corp..........................  $    22
     800   Santa Fe International Corp......................       33
     400   Sun Co., Inc.....................................       17
   1,200   Transocean Offshore, Inc.........................       58
     900   Valero Energy Corp...............................       28
   1,000   Vintage Petroleum, Inc...........................       19
     300   Washington Gas Light Co..........................        9
(a)1,400   Weatherford Enterra, Inc.........................       61
  (a)300   Willbros Group, Inc..............................        5
                                                              -------
                                                                  878
                                                              -------
FINANCIAL SERVICES (22.5%)
  BANKING (12.0%)
     612   Associated Bancorp...............................       34
   1,400   Case Corp........................................       85
   1,600   City National Corp...............................       59
   1,700   Colonial BancGroup, Inc..........................       59
   1,000   Comerica, Inc....................................       90
     900   Community First Bankshares, Inc..................       48
     700   Compass Bancshares, Inc..........................       31
     800   Cullen/Frost Bankers, Inc........................       49
   4,800   Dime Bancorp, Inc................................      145
     850   First of America Bank Corp.......................       66
   1,500   Long Island Bancorp, Inc.........................       74
     800   National Commerce Bancorp........................       28
   4,300   North Fork Bancorp, Inc..........................      144
     700   Northern Trust Corp..............................       49
  (a)900   PFF Bancorp, Inc.................................       18
  (a)600   Silicon Valley Bancshares........................       34
   1,200   Southtrust Corp..................................       76
   1,300   Sovereign Bancorp, Inc...........................       27
   1,302   Summit Bancorp...................................       69
   1,700   Trans Financial, Inc.............................       66
   1,400   Webster Financial Corp...........................       93
     500   Wilmington Trust Corp............................       31
                                                              -------
                                                                1,375
                                                              -------
  CREDIT & FINANCE (3.6%)
     400   AMBAC, Inc.......................................       18
     500   Capital One Financial Corp.......................       27
(a)2,200   CIT Group, Inc., Class A.........................       71
     700   CMAC Investment Corp.............................       42
   1,100   Crestar Financial Corp...........................       63
   2,200   Illinova Corp....................................       59
   1,000   Lehman Brothers Holdings, Inc....................       51
   1,300   Money Store (The), Inc...........................       27
(a)2,100   Stirling Cooke Brown Holdings, Ltd...............       51
                                                              -------
                                                                  409
                                                              -------
  INSURANCE (2.1%)
(a)1,500   ESG Re Ltd.......................................       35
   1,900   Everest Reinsurance Holdings, Inc................       78
     600   Exel Ltd.........................................       38
   1,000   Mercury General Corp.............................       55
   1,100   Reliance Group Holdings, Inc.....................       16
     600   Torchmark Corp...................................       25
                                                              -------
                                                                  247
                                                              -------

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                            MID CAP VALUE PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS   (CONT.)
                               DECEMBER 31, 1997

                                                                VALUE
 SHARES                                                         (000)
---------------------------------------------------------------------
  INVESTMENT RELATED COMPANIES (4.3%)
   2,200   Bear Stearns Co., Inc............................  $   105
(a)1,000   Cadillac Fairview Corp...........................       24
   2,200   Franklin Resources, Inc..........................      191
   3,900   Nationwide Financial Services, Inc., Class A.....      141
     800   Old Republic International Corp..................       30
                                                              -------
                                                                  491
                                                              -------
  REAL ESTATE INVESTMENT TRUSTS (0.5%)
     500   Kilroy Realty Corp. REIT.........................       14
     600   Mack-Cali Realty Corp. REIT......................       25
     800   SL Green Realty Corp. REIT.......................       21
                                                              -------
                                                                   60
                                                              -------
TOTAL FINANCIAL SERVICES....................................    2,582
                                                              -------
  FOOD, TOBACCO & OTHER (5.5%)
(a)1,200   CTB International Corp...........................       17
  (a)300   Consolidated Cigar Holdings, Inc.................        8
   1,100   Dean Foods Co....................................       65
   2,100   Dimon, Inc.......................................       55
   2,000   Interstate Bakeries Corp.........................       75
     900   Lancaster Colony Corp............................       51
   1,400   Michael Foods, Inc...............................       34
     700   NIPSCO Industries, Inc...........................       35
   7,200   Universal Corp...................................      296
                                                              -------
                                                                  636
                                                              -------
  HEALTH CARE (7.0%)
  (a)500   Biogen, Inc......................................       18
  (a)400   Coherent, Inc....................................       14
(a)1,500   Datascope Corp...................................       39
(a)4,700   FPA Medical Management, Inc......................       88
(a)2,100   HEALTHSOUTH Rehabilitation Corp..................       58
  (a)300   Health Care and Retirement Corp..................       12
(a)8,400   Healthdyne Technologies, Inc.....................      171
(a)1,624   Henry Schein, Inc................................       57
   1,100   ICN Pharmaceuticals, Inc.........................       54
  (a)500   Marquette Medical Systems, Inc., Class A.........       13
   1,700   Mylan Labs, Inc..................................       36
  (a)600   Personnel Group of America, Inc..................       20
(a)2,300   Physician Sales & Service, Inc...................       49
  (a)800   Universal Health Services, Inc., Class B.........       40
  (a)700   Vencor, Inc......................................       17
  (a)700   Vivus, Inc.......................................        8
  (a)800   Watson Pharmaceuticals, Inc......................       26
(a)1,600   Wellpoint Health Networks, Inc...................       68
  (a)600   Xomed Surgical Products, Inc.....................       14
                                                              -------
                                                                  802
                                                              -------
  HEAVY INDUSTRY/TRANSPORTATION (10.9%)
(a)4,300   AccuStaff, Inc...................................       99
   1,000   Agco Corp........................................       29
   5,400   Air Express International Corp...................      165
     300   Airborne Freight Corp............................       19
   2,400   Arnold Industries, Inc...........................       41
(a)4,300   Atlas Air, Inc...................................      103
  (a)900   Aviation Sales Co................................       34
(a)2,600   Banner Aerospace, Inc............................       29
                                                                VALUE
 SHARES                                                         (000)
---------------------------------------------------------------------
(a)2,000   CDI Corp.........................................  $    91
   2,900   CNF Transportation, Inc..........................      111
  (a)500   Coltec Industries, Inc...........................       12
  (a)400   DONCASTERS plc ADR...............................        8
(a)2,100   Interim Services, Inc............................       54
     800   Kaydon Corp......................................       26
  (a)300   Midway Airlines Corp.............................        5
   1,500   Miller (Herman), Inc.............................       82
     500   Noble Affliliates, Inc...........................       18
(a)3,400   Philip Services Corp.............................       49
   1,500   Precision Castparts Corp.........................       90
  (a)800   SPS Technologies, Inc............................       35
   1,700   Select Appointments Holdings plc ADR.............       31
  (a)600   Stoneridge, Inc..................................       10
   2,000   Teco Energy, Inc.................................       56
  (a)600   Triumph Group, Inc...............................       20
  (a)500   USA Waste Services, Inc..........................       20
  (a)400   VWR Scientific Products Corp.....................       11
  (a)100   Veritas DGC, Inc.................................        4
                                                              -------
                                                                1,252
                                                              -------
  RETAIL (11.2%)
   1,800   Applebee's International, Inc....................       33
   1,350   Arbor Drugs, Inc.................................       25
(a)2,600   Brylane, Inc.....................................      128
   1,300   CVS Corp.........................................       83
(a)1,900   Dan River, Inc...................................       31
  (a)600   Fred Meyer, Inc..................................       22
   1,800   Hughes Supply, Inc...............................       63
(a)1,600   Neiman Marcus Group (The), Inc...................       48
(a)3,700   Office Depot, Inc................................       88
   3,750   Pier 1 Imports, Inc..............................       85
   2,700   Richfood Holdings, Inc...........................       76
   5,900   Ross Stores, Inc.................................      215
   2,500   Russ Berrie & Co., Inc...........................       66
(a)1,500   ShopKo Stores, Inc...............................       33
   5,100   TJX Companies, Inc...............................      175
   2,500   V.F. Corp........................................      115
                                                              -------
                                                                1,286
                                                              -------
  TECHNOLOGY (14.2%)
(a)1,200   ADC Telecommunications, Inc......................       50
(a)1,200   Altera Corp......................................       40
(a)2,100   Analog Devices, Inc..............................       58
(a)2,100   Avid Technology, Inc.............................       56
(a)1,500   BMC Software, Inc................................       98
  (a)400   Box Hill Systems Corp............................        4
(a)2,400   Cadence Design Systems, Inc......................       59
(a)1,600   Computer Products, Inc...........................       36
   4,800   Danka Business Systems plc ADR...................       77
  (a)800   Electro Scientific Industries, Inc...............       30
(a)2,900   Essex International, Inc.........................       86
(a)1,000   Fiserv, Inc......................................       49
   2,600   General Cable Corp...............................       94
  (a)400   HMT Technology Corp..............................        5
(a)1,200   Inacom Corp......................................       34
(a)1,900   Intevac, Inc.....................................       19
     500   Linear Technology Corp...........................       29

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                            MID CAP VALUE PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS   (CONT.)
                               DECEMBER 31, 1997

                                                                VALUE
 SHARES                                                         (000)
---------------------------------------------------------------------

  TECHNOLOGY (CONT.)

  (a)600   Lattice Semiconductor Corp.......................  $    28
(a)1,600   MicroAge, Inc....................................       24
(a)2,200   SCI Systems, Inc.................................       96
(a)1,800   Storage Technology Corp..........................      111
(a)4,000   Stratus Computer, Inc............................      151
(a)6,100   Symantec Corp....................................      134
(a)1,000   Tech Data Corp...................................       39
(a)1,200   Technology Modeling Association, Inc.............       13
     900   Tektronix, Inc...................................       36
(a)1,800   Teradyne, Inc....................................       58
(a)3,900   U.S. Office Products Co..........................       77
 (a) 600   USCS International, Inc..........................       10
 (a) 800   United Meridian Corp.............................       22
                                                              -------
                                                                1,623
                                                              -------
  UTILITIES (3.8%)
     900   Black Hills Corp.................................       32
   2,900   Florida Progress Corp............................      114
   1,200   IPALCO Enterprises, Inc..........................       50
     900   LG&E Energy Corp.................................       22
     800   New Century Energies, Inc........................       39
(a)4,200   Nextel Communiations, Inc., Class A..............      109
   1,600   Pinnacle West Capital Corp.......................       68
                                                              -------
                                                                  434
                                                              -------
TOTAL COMMON STOCKS (COST $10,072)..........................   11,098
                                                              -------
UNIT TRUST (1.0%)
  FINANCIAL SERVICES (1.0%)
    CREDIT & FINANCE (1.0%)
   1,800   S&P 400 Mid-Cap Depository Receipts (COST $113)..      115
                                                              -------

  FACE
 AMOUNT
 (000)
--------

SHORT-TERM INVESTMENT (3.5%)
  REPURCHASE AGREEMENT (3.5%)
    $398   Chase Securities, Inc. 5.95%, dated 12/31/97, due
             1/2/98, to be repurchased at $398,
             collateralized by U.S. Treasury Notes, 5.875%
             due 11/15/05, valued at $410 (COST $398).......      398
                                                              -------
TOTAL INVESTMENTS (101.3%) (COST $10,583)...................   11,611
                                                              -------

OTHER ASSETS (1.9%)
  Receivable for Investments Sold..................  $ 163
  Receivable for Portfolio Shares Sold.............     34
  Due From Adviser.................................     10
  Dividends Receivable.............................      6
  Other Assets.....................................      1        214
                                                     -----
LIABILITIES (-3.2%)
  Payable for Investments Purchased................   (328)
  Professional Fees Payable........................    (27)
  Custodian Fees Payable...........................     (4)
  Administrative Fees Payable......................     (3)
  Other Liabilities................................     (2)      (364)
                                                     -----    -------
NET ASSETS (100%).........................................    $11,461
                                                              -------
                                                              -------

                                              AMOUNT
                                               (000)
----------------------------------------------------

NET ASSET VALUE, OFFERING AND
  REDEMPTION
  PRICE PER SHARE
Applicable to 860,646 outstanding $0.001 par
  value shares (authorized 500,000,000
  shares)...................................  $13.32
                                              ------
                                              ------
NET ASSETS CONSIST OF:
Paid in Capital.............................  $10,254
Undistributed Net Investment Income.........      1
Accumulated Net Realized Gain...............    178
Net Unrealized Appreciation on
  Investments...............................  1,028
                                              ------
NET ASSETS..................................  $11,461
                                              ------
                                              ------

---------------

(a)   --  Non-income producing security
ADR   --  American Depositary Receipt
REIT  --  Real Estate Investment Trust

---------------

At December 31, 1997, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

                                                            NET
       COST       APPRECIATION      (DEPRECIATION)      APPRECIATION
       (000)         (000)              (000)              (000)
      -------    --------------     --------------     --------------
      $10,598    $    1,434         $     (421)        $    1,013

For the year ended December 31, 1997, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $17,662,000 and $8,255,000 respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 1997.
----------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                           U.S. REAL ESTATE PORTFOLIO

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW
CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDENT ACCOUNTANTS APPEARING ELSEWHERE IN THIS REPORT DOES NOT EXTEND TO THIS INFORMATION.
THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1997)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Apartment                 19.2%
Diversified                1.3%
Health Care                6.3%
Land                       1.6%
Lodging/Leisure           11.8%
Manufactured Home          6.3%
Office and
Industrial                29.2%
Retail                    18.0%
Self Storage               3.1%
Other                      3.2%

PERFORMANCE COMPARED TO THE NATIONAL ASSOCIATION OF REAL ESTATE INVESTMENT TRUSTS (NAREIT) EQUITY INDEX(1)
------------------------------------

                              TOTAL
                           RETURNS(2)
                               YTD
                          -------------
PORTFOLIO(3)............       17.99%
INDEX...................       19.17%

1. The NAREIT Equity Index is an unmanaged market weighted index of tax qualified REITs listed on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System (including dividends).
2. Total return for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total return would be lower.
3. Commenced operations on March 3, 1997.
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE HOLDINGS
                                                             PERCENT OF
SECURITY                                      INDUSTRY       NET ASSETS
----------------------------------------  -----------------  ----------
Taubman Centers, Inc. REIT                     Retail             5.2%
Host Marriott Corp.                        Lodging/Leisure        5.0%
Nationwide Health Properties, Inc. REIT      Health Care          4.9%
                                             Office and
Arden Realty Group, Inc.                     Industrial           4.7%
Chateau Communities, Inc. REIT            Manufactured Home       4.3%

TOP FIVE SECTORS
                                          VALUE   PERCENT OF
INDUSTRY                                  (000)   NET ASSETS
----------------------------------------  ------  ----------
Office and Industrial                     $3,808      29.2%
Apartment                                  2,513      19.2%
Retail                                     2,352      18.0%
Lodging/Leisure                            1,540      11.8%
Healthcare                                   822       6.3%

COMPARISON OF THE CHANGE IN VALUE OF A
$10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                           NATIONAL ASSOCIATION OF
                                                            REAL ESTATE INVESTMENT
                                                                    TRUSTS
                                   U.S. REAL ESTATE
                                      PORTFOLIO            (NAREIT) EQUITY INDEX 1
3/3/97*                                         $10,000                       $10,000
12/31/97                                        $11,799                       $11,917
*Commencement of operations

The U.S. Real Estate Portfolio seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of U.S. and non U.S. companies principally engaged in the U.S. real estate industry, including real estate investment trusts ("REITS").

For the period from March 3, 1997 (commencement of operations) through December 31, 1997, the Portfolio had a total return of 17.99%, compared to a total return of 19.17% for the National Association of Real Estate Investment Trusts (NAREIT) Equity Index (the "Index").

This past year was a very exciting one in the REIT industry and can appropriately be characterized as a year in which REITs became much more widely accepted in the investment community. The largest reasons for this acceptance have been the tremendous growth of the industry, the continued strong performance of the sector, and potentially of equal importance, positive attention from the business media.

Total equity capitalization of the REIT industry grew to $145 billion, which represents a 65% increase over the previous year. The year featured a record level of new equity issuance of approximately $23 billion. This amount of issuance exceeded the past three years combined and was

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                           U.S. REAL ESTATE PORTFOLIO

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW   (CONT.)

double the previous record year of 1993 in which the market had been dominated by IPOs. Although the majority of the issuance was for follow-on offerings by existing REITs, this year featured a reopening of the window for IPOs with approximately $3 billion raised in 12 separate transactions. Noteworthy IPOs included several regional office companies: Boston Properties with a focus in the Northeast, Tower Realty and S.L. Green Realty both with a focus on the Manhattan market and Prime Group focused on Chicago. Potentially of greater interest were the IPOs of Equity Office Properties and AMB Property Corporation, which involved essentially the conversion of a pension fund advisory business to a REIT. (It is noteworthy that the office and industrial sectors accounted for almost one half of the total equity issuance.) We expect equity issuance to continue at a high rate albeit lower than 1997's pace. We believe that given current valuations we will continue to see a modest level of IPOs both from regional operators and from pension fund advisors.

In 1997, we witnessed the continuation of the securitization of real estate assets. At the private real estate companies in general, and specifically for those active in the office and industrial sectors, there appeared to be a bit of a frenzy in which these companies debated proposals to sell their assets, merge into public companies or proceed with their own IPO. The growth described above continues the evolution of properties moving from private ownership into the publicly-listed securities arena. Beyond private real estate companies, the other large owners of institutional real estate in the U.S. are pension funds. This past year a number of significant events occurred to indicate that these pension-controlled assets will also continue to move into the hands of public companies. They include the strategy of swapping properties for shares of a public company as well as pension fund advisors rolling-up their real estate business and converting into public REITs, thus providing their current pension fund clients with shares in a public company as opposed to interests in a commingled fund which owns assets.

Participants in the REIT industry have speculated on the timing of a merger wave as the public real estate market matures beyond its initial proliferation of IPOs. This past year the merger wave appears to have officially commenced. The groundbreaking deal was the friendly and surprising merger between Equity Office Properties (the nation's largest office REIT) with Beacon Properties (Equity's largest national rival). Generally, the majority of the other merger deals involved a process of companies expanding to become super-regional or national players in their sector. The multifamily sector produced the most mergers; representative transactions include the mergers of Equity Residential Properties (the nation's largest multifamily REIT) with Evans Withycombe (regional player in Arizona), Post Properties (Southeast focus) with Columbus Properties (Southwest focused), Camden Property Trust (Sunbelt focus) both with Paragon Group (Sunbelt) and then Oasis Residential (Las Vegas), and Apartment Investment and Management (national) with Ambassador Apartments (Sunbelt).

The largest amount of media attention was generated by the two "paired share" hotel REITs, Starwood Lodging and Patriot American Hospitality (by virtue of being grandfathered by Congress these two REITs are able to both own their hotels as well as the operating company which leases the hotels), with the greatest excitement coming from the bidding war between Starwood and Hilton Hotels to purchase ITT Corporation, a battle won by Starwood. Not wanting to be outdone, Patriot American, which had previously announced a merger with Wyndham Hotels, has entered into an agreement to purchase Interstate Hotels (both are public C-corporation hotel companies).

The battle over ITT had a high profile, featuring daily articles in the Wall Street Journal and other business publications. The maneuvering by Hilton included an apparent dose of heavy campaigning in Washington D.C. to overturn the grandfathered-paired share REIT structure. These events caused significant discussion within the REIT industry and were highlighted at the annual October NAREIT Conference in which experts discussed the potential for Congress to tinker not only with the paired share structure but also with other aspects of the REIT regulations. The current consensus is that there will not be any immediate action from Congress.

This merger activity set off an interesting discussion involving whether it is more favorable to own the consolidators or the targets. Given our approach of selecting securities that offer the best value

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                           U.S. REAL ESTATE PORTFOLIO

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW   (CONT.)

relative to their underlying net property assets it is not surprising that we often own the targets. Although we are not opposed to owning the consolidators, if they are in the Portfolio it will likely be as a result of their underlying relative valuation as opposed to a stated goal to be a large participant in a sector.

This past year also witnessed certain evolutions in the use of the REIT structure. Several REITs have or plan to create a "paper-clipped structure" which attempts to mirror the paired share structure through the creation of an additional C-corporation with similar Boards and management. If investors owned shares in both companies they would theoretically have the same effect as owning a paired share REIT. In addition a number of companies, such as Vornado and Crescent, have broken the basic mold of focusing on primarily one asset class. We have also seen the REIT structure utilized for new asset types including prisons and movie theaters. Finally there were announcements from a multitude of REITs that have determined that they plan to supplement their current business plans by investing in or creating an opportunity fund. Clearly, with healthy investor interest in REITs combined with REITs trading at significant premiums to asset value, a number of companies are attempting to position themselves as growth companies. While this objective may be achievable at this stage of the real estate recovery cycle, it may be far more difficult to implement this type of approach to real estate investing and strategic direction in other phases of the real estate cycle. We expect that as the current recovery in the U.S real estate market continues toward equilibrium we will see a decline in the average premiums to net asset value at which the companies trade.

With regard to the property markets, we are seeing evidence of an emerging recovery in the area of new construction of real estate. Despite the disfavor that real estate development faced in virtually every property sector in the early 1990's, we have witnessed the financial community, once again, opening their doors to finance development. Although the real estate market generally remains in a favorable part of the cycle, this new supply causes us to raise the following issues. In our modeling of companies we have implemented a negative reversionary value calculation (to reflect our anticipation of declines in occupancy caused by oversupply) in calculating the net asset value of companies. This is particularly true in the limited service hotel business as well for companies with a concentration of multifamily properties in the Southeast. In addition we are monitoring a number of industrial markets for oversupply and the potential for a decline in occupancy. Finally, although we have discussed our rationale for overweighting the office and upscale full-service hotel markets for some time, we have begun shifting the portfolio in order to favor those companies with properties in the most supply constrained locations, which include urban markets as well as those in California and the Northeast.

The majority of sell-side analysts had proclaimed that 1997 would be a year for stock-picking as opposed to sector allocation. At the beginning of the year we declared that there was still room for outperformance through sector allocation. The chart below outlines the total return performance of the various sectors in the real estate industry for 1996 and 1997:

                                                                   TOTAL PERFORMANCE
                                                                  --------------------
SECTOR                                                              1997       1996
----------------------------------------------------------------  --------   ---------
Apartments......................................................    16.0%       28.4%
Manufactured Homes..............................................    18.1%       34.9%
Strip Centers...................................................    21.4%       32.8%
Regional Malls..................................................    13.7%       44.6%
Outlet Centers..................................................     0.1%        3.5%
Industrial......................................................    19.0%       37.0%
Office..........................................................    29.0%       51.8%
Self Storage....................................................     3.4%       42.0%
Triple Net Lease................................................    17.7%       30.8%
Hotel...........................................................    30.1%       49.2%
Total...........................................................    20.3%       35.3%

Source: NAREIT

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                           U.S. REAL ESTATE PORTFOLIO

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW   (CONT.)

From a market perspective the office and hotel sectors provided the best performance for the third year in a row. We believe that the increasing supply in both these markets combined with the prevailing prices of the securities in these sectors may cause overall returns in 1998 to be substantially less than in previous years. The self storage and factory outlet sectors drastically underperformed the Index for two very different reasons. The poor returns in the factory outlet sector were the result of a continued deterioration in the fundamentals in the market. Looking forward, we believe this market will continue to trail due to continued weakness in occupancies and rents. The self storage market, by contrast, is in equilibrium from a demand-supply perspective, however share prices had run too far in 1996 and there was not any room for appreciation in 1997. In 1998 we expect this market will likely return to be a market performer. As was the case last year, we were unable to explain the outperformance of the regional mall sector and despite improving occupancies and reduced bankruptcies, this sector trailed the Index in 1997. The other major sectors in the Index provided returns similar to the market.

With respect to the performance of the Portfolio from a top down perspective, we created outperformance through our overweighting of both the office and hotel sectors and through the underweighting of the self storage and factory outlet sectors. From a bottom up perspective we created significant outperformance from our stock-picking in the apartment, manufactured home, industrial, and regional mall sectors.

From an investment perspective we will continue to pursue a strategy of overweighting those sectors that offer the best underlying real estate fundamentals. We believe that in 1998 our overall sector weightings will probably come closer to approximating market weightings. This is due to two factors, the first and most relevant is that the relative weightings in the Index have changed materially and are now more in line with our Portfolio. For example, we have maintained a hotel weighting ranging from 8 to 15% during the last several years; in this time the Index weighting has progressed from 4% to a likely weighting of 13 to 15% after the Starwood and Patriot transactions are closed and incorporated into the Index. The other factor is that the underlying valuations have generally adjusted to reflect the relative attractiveness of each sector. We will continue to provide basic sector weighting guidelines but it is important to note that we focus in great detail on sub-sectors within those sectors. As outlined below, we describe which sub-sectors we intend to overweight and underweight in the coming year:

UNDERPERFORM                      MARKET PERFORMER             OUTPERFORM
------------------------------    -------------------------    -------------------------
CLASS A APARTMENTS                CLASS B APARTMENTS           CBD OFFICE
Sunbelt                           Self Storage                 Upscale Hotels
Economy Lodging                   Suburban Office              Northeast/Pacific Coast
Factory Outlets                   Industrial
Class B Regional Malls            Class A Regional Malls
                                  Midwest
                                  Manufactured Housing
                                  Strip Shopping Centers

Within this framework, we will, as discussed above, continue to select those securities that we believe offer the best value relative to our estimate of their intrinsic asset value.

January 1998

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                           U.S. REAL ESTATE PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS
                               DECEMBER 31, 1997

                                                                   VALUE
  SHARES                                                           (000)
------------------------------------------------------------------------

COMMON STOCKS (96.1%)
  APARTMENT (19.2%)
      1,300   Amli Residential Properties Trust REIT...........  $    29
     12,500   Avalon Properties, Inc. REIT.....................      387
     14,400   Bay Apartment Communities, Inc. REIT.............      562
     15,100   Essex Property Trust, Inc. REIT..................      529
      1,900   Irvine Apartment Communities, Inc. REIT..........       60
     12,500   Oasis Residential, Inc. REIT.....................      279
     16,383   Security Capital Atlantic, Inc. REIT.............      346
     12,600   Walden Residential Properties, Inc. REIT.........      321
                                                                 -------
                                                                   2,513
                                                                 -------
  DIVERSIFIED (1.3%)
  (a)11,007   Wellsford Real Properties, Inc...................      172
                                                                 -------
  HEALTH CARE (6.3%)
     25,100   Nationwide Health Properties, Inc. REIT..........      640
      4,700   Omega Healthcare Investors, Inc. REIT............      182
                                                                 -------
                                                                     822
                                                                 -------
  LAND (1.2%)
  (a)10,948   Atlantic Gulf Communities Corp...................       49
   (a)5,400   Catellus Development Corp........................      108
                                                                 -------
                                                                     157
                                                                 -------
  LODGING/LEISURE (11.8%)
      6,200   American General Hospitality Corp. REIT..........      166
  (a)13,200   CapStar Hotel Co.................................      453
  (a)11,200   Extended Stay America, Inc.......................      139
  (a)33,000   Host Marriott Corp...............................      648
     (a)100   ITT Corp.........................................        8
   (a)4,800   Suburban Lodges of America, Inc..................       64
   (a)2,400   Vail Resorts, Inc................................       62
                                                                 -------
                                                                   1,540
                                                                 -------
  MANUFACTURED HOME (6.3%)
     18,000   Chateau Communities, Inc. REIT...................      567
      9,400   Manufactured Home Communities, Inc. REIT.........      254
                                                                 -------
                                                                     821
                                                                 -------
  OFFICE AND INDUSTRIAL (29.2%)
    INDUSTRIAL (6.3%)
     13,800   Bedford Property Investors, Inc. REIT............      302
     21,600   Pacific Gulf Properties, Inc. REIT...............      513
                                                                 -------
                                                                     815
                                                                 -------
    OFFICE (22.9%)
     19,800   Arden Realty Group, Inc..........................      609
     17,700   Brandywine Realty Trust REIT.....................      445
     25,400   Brookfield Properties Corp.......................      424
      4,800   Brookfield Properties Corp. (Installment
                Receipts-second installment: CAD 6.50/Share due
                on 2/13/98)....................................       57
     13,700   CarrAmerica Realty Corp. REIT....................      434
      6,188   Equity Office Properties Trust REIT..............      195
     10,200   Great Lakes, Inc. REIT...........................      198
     15,700   Prime Group Realty Trust REIT....................      318
                                                                   VALUE
  SHARES                                                           (000)
------------------------------------------------------------------------
      4,200   Reckson Associates Realty Corp. REIT.............  $   107
      8,900   Trizec Hahn Corp. REIT...........................      206
                                                                 -------
                                                                   2,993
                                                                 -------
  TOTAL OFFICE AND INDUSTRIAL..................................    3,808
                                                                 -------
  RETAIL (17.7%)
    REGIONAL MALL (10.2%)
     13,500   CBL & Associates Properties, Inc. REIT...........      333
      6,100   First Union Real Estate REIT.....................       99
     51,800   Taubman Centers, Inc. REIT.......................      673
      6,500   Urban Shopping Centers, Inc. REIT................      227
                                                                 -------
                                                                   1,332
                                                                 -------
    SHOPPING CENTER (7.5%)
     14,000   Burnham Pacific Property Trust REIT..............      214
     17,700   Federal Realty Investment Trust REIT.............      456
      6,800   Pan Pacific Retail Properties, Inc. REIT.........      145
      3,800   Pennsylvania Real Estate Investment Trust REIT...       93
        100   Ramco-Gershenson Properties Trust REIT...........        2
      5,300   Western Investment Real Estate Trust REIT........       73
                                                                 -------
                                                                     983
                                                                 -------
  TOTAL RETAIL.................................................    2,315
                                                                 -------
  SELF STORAGE (3.1%)
      3,500   Public Storage, Inc. REIT........................      103
     10,400   Shurgard Storage Centers, Inc., Series A, REIT...      302
                                                                 -------
                                                                     405
                                                                 -------
TOTAL COMMON STOCKS (COST $11,718).............................   12,553
                                                                 -------
PREFERRED STOCKS (0.4%)
  LAND (0.1%)
   (a)1,401   Atlantic Gulf Communities Corp...................       15
                                                                 -------
  RETAIL (0.3%)
    SHOPPING CENTER (0.3%)
      1,100   First Washington Realty Trust, Series A, REIT....       37
                                                                 -------
TOTAL PREFERRED STOCKS (COST $48)..............................       52
                                                                 -------
CONVERTIBLE PREFERRED STOCK (0.2%)
  LAND (0.2%)
 (a,d)2,003   Atlantic Gulf Communities Corp. (COST $20).......       22
                                                                 -------

  NO. OF
 WARRANTS
-----------

WARRANTS (0.1%)
  LAND (0.1%)
 (a,d)2,812   Atlantic Gulf Communities Corp., Class A,
                expiring 6/24/04...............................        4
 (a,d)2,812   Atlantic Gulf Communities Corp., Class B,
                expiring 6/24/04...............................        4
 (a,d)2,812   Atlantic Gulf Communities Corp., Class C,
                expiring 6/24/04...............................        4
                                                                 -------
TOTAL WARRANTS (COST $0).......................................       12
                                                                 -------

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                           U.S. REAL ESTATE PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS   (CONT.)
                               DECEMBER 31, 1997

   FACE
  AMOUNT                                                           VALUE
   (000)                                                           (000)
------------------------------------------------------------------------

SHORT-TERM INVESTMENT (6.5%)
  REPURCHASE AGREEMENT (6.5%)
       $849   Chase Securities, Inc. 5.95%, dated 12/31/97, due
                1/2/98, to be repurchased at $849,
                collateralized by U.S. Treasury Notes, 5.875%,
                due 11/15/05, valued at $871 (COST $849).......  $   849
                                                                 -------
TOTAL INVESTMENTS (103.3%) (COST $12,635)......................    13,488
                                                                  --------
OTHER ASSETS (1.1%)
  Dividends Receivable................................  $    81
  Receivable for Investments Sold.....................       33
  Receivable for Portfolio Shares Sold................       25       139
                                                        -------
LIABILITIES (-4.4%)
  Payable for Investments Purchased...................     (518)
  Professional Fees Payable...........................      (27)
  Investment Advisory Fees Payable....................       (7)
  Payable for Portfolio Shares Redeemed...............       (7)
  Custodian Fees Payable..............................       (5)
  Administrative Fees Payable.........................       (3)
  Bank Overdraft......................................       (2)
  Other Liabilities...................................       (3)     (572)
                                                        -------   --------
NET ASSETS (100%).....................................            $13,055
                                                                  --------
                                                                  --------
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
Applicable to 1,144,611 outstanding $0.001 par value shares
  (authorized 500,000,000 shares)..............................   $ 11.41
                                                                  --------
                                                                  --------
NET ASSETS CONSIST OF:
Paid in Capital................................................   $12,107
Undistributed Net Investment Income............................         4
Accumulated Net Realized Gain..................................        91
Unrealized Appreciation on Investments.........................       853
                                                                  --------
NET ASSETS.....................................................   $13,055
                                                                  --------
                                                                  --------

---------------

(a)   --  Non-income producing security
(d)   --  Security valued at fair value -- See note A-1 to financial statements.
CAD   --  Canadian Dollar
REIT  --  Real Estate Investment Trust

----------------------------------------------------------------

----------------------------------------------------------------

At December 31, 1997, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

  COST      APPRECIATION     (DEPRECIATION)    NET APPRECIATION
  (000)         (000)             (000)              (000)
---------  ---------------  -----------------  -----------------
$  12,651     $     913         $     (75)         $     838

For the year ended December 31, 1997, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $18,992,000 and $7,405,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 1997.

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                                VALUE PORTFOLIO

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW
CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDENT ACCOUNTANTS APPEARNING ELSEWHERE IN THIS REPORT DOES NOT EXTEND TO THIS INFORMATION.
THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1997)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Basic Resources                     5.9%
Consumer Durables                   9.5%
Consumer Services                   0.4%
Energy                              8.5%
Financial Services                 18.4%
Food, Tobacco & Other               5.5%
Health Care                         5.7%
Heavy
Industry--Transportation           20.1%
Retail                              6.2%
Technology                          6.0%
Utilities                           2.3%
Other                              11.5%

TOP FIVE HOLDINGS
                                                            PERCENT OF
SECURITY                                      INDUSTRY      NET ASSETS
----------------------------------------  ----------------  ----------
Ford Motor Co.                                Consumer
                                              Durables           3.3%
International Business Machines Corp.        Technology          2.7%
Aeroquip-Vickers, Inc.                    Heavy Industry-
                                           Transportation        2.2%
Philip Morris Co., Inc.                   Food, Tobacco &
                                               Other             2.2%
Case Corp.                                Heavy Industry-
                                           Transportation        2.1%

  TOP FIVE SECTORS
                                            VALUE   PERCENT OF
  INDUSTRY                                  (000)   NET ASSETS
  ----------------------------------------  ------  ----------
  Heavy Industry-Transportation             $2,946      20.1%
  Financial Services                         2,698      18.4%
  Consumer Durables                          1,393       9.5%
  Energy                                     1,245       8.5%
  Retail                                       909       6.2%

PERFORMANCE COMPARED TO THE S&P 500 INDEX(1)
------------------------------------

                                TOTAL RETURNS(2)
                                      YTD
                                ----------------
PORTFOLIO(3)..................         20.98%
INDEX.........................         34.02%

1. The S&P 500 Index is an unmanaged index of common stocks.
2. Total return for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total return would be lower.
3. Commenced operations on January 2, 1997.
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
COMPARISON OF THE CHANGE IN VALUE OF A
$10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                   VALUE
                                 PORTFOLIO     S&P 500 INDEX 1
1/2/97*                               $10,000           $10,000
12/31/97                              $12,098           $13,402
*Commencement of operations

The Value Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified Portfolio of common stocks and other equity securities that are deemed by Miller Anderson & Sherrerd, LLP to be relatively undervalued based on various measures such as price/earnings ratios and price/book ratios.

For the period from January 2, 1997 (commencement of operations) through December 31, 1997, the Portfolio had a total return of 20.98% as compared to 34.02% for the S&P 500 Index (the "Index").

The fourth quarter of 1997 was a difficult one for the Portfolio. Both sector allocation and stock selection contributed to a performance shortfall. Our significant underweightings in traditionally defensive sectors of the stock market such as health care, beverages and personal care products, telephone and consumer services, penalized relative returns while fear of a global economic slowdown caused by the crisis in Asian financial markets generated a strong interest in defensive stocks and an equally strong aversion to economically sensitive sectors of the market. Poor stock selection in the financial services, heavy industry, health care and retail sectors also negatively impacted our performance.

Poor performance in the fourth quarter contributed the bulk of the underperformance for this disappointing year. Most active managers likewise struggled again in 1997 with about 90% of all

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                                VALUE PORTFOLIO

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW   (CONT.)

equity mutual funds falling behind the index. The past year also represented the third consecutive year (and the only consecutive three year period since 1958) in which the market-weighted S&P 500 significantly outperformed an equal-weighted version of the same index. Because of valuation considerations, our Portfolio remains somewhat smaller and more economically sensitive than the Index. Nearly 46% of our Portfolio falls in the under $5 billion market cap range versus only about 8% for the S&P 500. We had thought 1997 might well be the year when the market would at last rectify the valuation imbalances in non-megacap stocks. But, instead, many of the same themes of the past few years prevailed. Nevertheless, in an increasingly expensive equity market, we continue to believe that our Portfolio represents not only compelling relative value but attractive absolute value as well.

During 1997 all of our major decisions including sector allocation, stock selection, and cash allocation, contributed to the Portfolio's underperformance. An increasingly expensive equity market with limited new purchase opportunities supported our case for a cash position in the midpoint of our 0-20% range. Unfortunately, this decision subtracted about 300 basis points from relative performance. Sector allocation, primarily a residual of our low price-earnings restriction, also contributed about 200 basis points of relative underperformance. Significant overweightings in the cyclical sectors of the market such as consumer durables, heavy industry, and raw materials penalized returns. Our decisions to underweight many defensive sectors of the equity market such as telephones (voluntary), and health care, consumer services, foods, and personal care sectors (all involuntary due to valuation considerations) also hurt relative performance. Poor stock selection contributed to the remaining underperformance. The disappointing performance of individual holdings in the food and tobacco, health care, heavy industry, and retail sectors more than overcame positive selection in the technology, raw material, and consumer durable sectors. Some of our more notable laggards included Harnischfeger Industries, Tecumseh Products, Seagate Technology, Western Digital, Talbots, Foundation Health, and Mallinckrodt. Our best performing individual positions included Ford Motor, Compaq Computer, Delta Airlines, Kennametal, Stratus Computer, and Great Western Financial.

Strategically, the Portfolio exited 1997 in a fashion substantially similar to how it began the year, with an overweight in economic sensitivity issues and underweight in typical growth names. Our largest single sector commitment remains heavy industry or industrial franchise companies, as we believe our holdings in Cummins Engine, Parker-Hannifin, Aeroquip-Vickers, Case Corporation, and Harnischfeger Industries represent excellent industrial franchises at compelling valuations. Because of investors' perceptions of peak profitability, this sector of the market currently trades at price-earnings ratio discounts of 25-50% when compared to the S&P 500. We believe current profit levels of our industrial franchise companies are normal and sustainable. But even if profits should suffer due to an economic slowdown, this sector's NON-EARNINGS based valuations such as relative price/sales ratio and dividend yield also offer healthy support. Another economically sensitive sector, consumer durables, has become the Portfolio's second largest overweighting. Domestic auto stocks, for example, represent some of the cheapest businesses in the world today. And the companies' low price-earnings ratios tell only part of the story. Shares in General Motors have never been cheaper relative to the S&P 500 Index and the company itself repurchased $4 billion of stock in 1997. Also noteworthy is Ford, which, after adjusting for the planned spin-off of the Associates, yields 5.6% or nearly 3.5 times that of the S&P 500. We believe that under most economic conditions, our consumer durables holdings represent exceptional value.

The raw material sector represents the Portfolio's third largest overweighting. Our positions here stress restructuring candidates generating free cash flow and managements demonstrating a desire to enhance shareholder value. Names that fit this theme include Dow Chemical, Rohm & Haas, Great Lakes Chemical, and DuPont. Apart from a minor position in the steel stocks, we are avoiding many commodity metals, papers, and petrochemical companies. Increased global supply, especially from Asian producers, should keep commodity prices under pressure during 1998. Despite another exceptional year of relative performance, financial service stocks complete our sector overweightings. Banks stocks have been sold down to a market weight but our appetite for low price-

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                                VALUE PORTFOLIO

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW   (CONT.)

earnings insurance stocks remains healthy. Our largest positions in this undervalued sector are CIGNA Corp., Allstate Corp., Hartford Financial, Everest Reinsurance, and ReliaStar Financial. We expect further consolidation in the insurance industry as internal growth becomes more difficult to achieve at this point in the cycle.

The Portfolio's largest underweightings are concentrated in the typical growth and non-economically sensitive sectors of the market. Most companies within the food and tobacco, beverage, personal care, health care and consumer services sectors are currently just too expensive for our valuation discipline, and positions that we did hold in the HMOs, commodity food processors, and tobacco stocks generally penalized relative performance during the year. We well understand investors' desire to own high quality consumer franchise companies, but we feel that the market is ignoring excessively high valuations, declining revenue growth rates, and the impact of the Asian meltdown on these companies' income statements. The products of Avon Products, Coca-Cola, Gillette Co., and Procter & Gamble might be staples here, but they probably represent luxuries in most Asian economies. Economic malaise in these economies will surely slow demand for many global consumer products, and we do not believe that the market will long tolerate more growth rate reductions in these companies.

Despite significant underperformance in 1997, the Portfolio retains it modest weighting in technology stocks. While still holding a few companies such as IBM, Stratus Computer, Tektronix and Arrow Electronics, we have found it difficult to find fundamentally sound low price-earnings technology stocks. Technology stocks have added value over the years but additions to this sector require further price-earnings contraction.

The most controversial sector weighting for our Portfolio, especially for a low price-earnings, value manager, remains our underweighting in utilities. Electric utilities lagged the Index in 1997 while telephone companies outperformed. We remain concerned about deregulation issues in both sectors. The electric utility stocks have compelling valuations if the industry retains current profitability through deregulation, but we doubt that it will. The telephone sector, a second quintile sector for most of 1997, had a terrific fourth quarter, and with its recent outperformance it no longer qualifies for our low price-earnings discipline.

Our current Portfolio characteristics reflect the commitment to value investing in low price/earnings ratio stocks. Our Portfolio's projected price-earnings ratio for the next 12 months is 12.5 versus 18.1 for the S&P 500. Our price/sales ratio, another important valuation parameter in our process, is 76% against 151% for the Index. Price/cash flow and price/book value ratios are also at significant discounts to the market. Typically, our Portfolio maintains growth and profitability characteristics which approach the Index. Unfortunately, growth has generally now become too expensive for us to own and still adhere to our valuation restrictions. Because of the current global economic uncertainty, growth and/or defensive characteristics have become richly priced. Our Portfolio maintains a projected secular growth rate of 11% versus
13.4 % for the Index and a current return on equity of 17.4% against 22.4% for the benchmark. While we would prefer to have more low price-earnings, so-called "broken" growth companies in the Portfolio, we cannot violate our valuation discipline to accommodate this. We continue to research candidates which would boost the growth content of the Portfolio but we require disappointments and resulting valuation contractions to increase positions in these type of companies.

Our stock market outlook for 1998 remains a cautious one. We entered 1997 with a similar position only to watch in amazement as the market delivered a third consecutive year of exceptional returns. Cumulative three-year returns of 125% for the S&P, which the market delivered from 1995-1997, have occurred only two other times since 1945 and both from considerably lower starting valuation levels. However, there did exist some fundamental reasons supporting the current bull run including lower than expected inflation, exceptional cash flows into equities, healthy merger and acquisition activity, reasonable profit growth, and a strong bond market. Many of these factors may persist through 1998. However, since we enter the new year with very high price-earnings ratios and

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                                VALUE PORTFOLIO

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW   (CONT.)

unprecedented price/sales, price/book value and price/dividend ratios, much if not all of these fundamental improvements appear to be priced into current market levels. Should these ideal conditions change, equity prices would almost certainly come under some pressure.

Our fundamental top-down outlook forecasts continued low inflation and low interest rates through 1998. Our concerns revolve around corporate profitability and asset allocation issues. With moderating demand, rising labor costs, and a rising dollar, many large multinational companies, which dominate the S&P 500, may find it difficult to increase their already historically high levels of profitability. Revenue growth for the average company has slowed to the mid single digit range and appears to be decelerating into the new year. Expectations of 10-12% secular profit growth are built into current valuations, and 1998 could be the first year in quite some time that profitability is disappointing. Regarding asset allocation, both household and institutional equity ownership as a percentage of financial assets is approaching historically peak levels. Maybe in this new era investors will continue to buy each dip, believing that every correction represents a new opportunity to increase equity exposure and, therefore, historical asset allocation guidelines are obsolete. But if not, stock market valuations cannot well tolerate significant liquidations from retail or institutional investors. If something "breaks the spell," it is quite a long way down to historical mean valuations from today's market levels.

While the market in general appears quite pricey to us, valuations in our low price-earnings universe appear quite reasonable. Our Portfolio's 12.5 price-earnings ratio includes many high quality industrial franchise companies selling for less than 10 times 1998 estimated earnings. On either a relative or absolute basis these valuations are very cheap, and valuation divergences between many economically sensitive companies and the broad market have never been wider. We do not know what type of economy 1998 will deliver and we can't predict with certainty what kind of scenario will generate interest in economically sensitive stocks. However, we DO know that, fundamentally, many of our companies have never been better positioned to profit, grow and create shareholder value. The stock market may continue for some time to ignore the type of businesses that dominate our Portfolio, but in the long run we believe that our commitment to value could potentially reward our patience handsomely.

January 1998

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                                VALUE PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS
                               DECEMBER 31, 1997

                                                                VALUE
 SHARES                                                         (000)
---------------------------------------------------------------------

COMMON STOCKS (88.5%)
  BASIC RESOURCES (5.9%)
   3,000   Cabot Oil & Gas Corp., Class A...................  $    83
   1,500   Dow Chemical Co..................................      152
   2,000   E.I. DuPont de Nemours & Co......................      120
   4,100   Great Lakes Chemical Corp........................      184
   4,000   Inland Steel Industries, Inc.....................       69
(a)3,400   National Steel Corp., Class B....................       39
   1,600   Rohm & Haas Co...................................      153
   2,000   Westvaco Corp....................................       63
                                                              -------
                                                                  863
                                                              -------
  CONSUMER DURABLES (9.5%)
   2,800   Dana Corp........................................      133
  10,000   Ford Motor Co....................................      487
   4,200   General Motors Corp..............................      254
   4,800   Goodyear Tire & Rubber Co........................      305
   3,800   Owens Corning....................................      130
   3,000   Tupperware Corp..................................       84
                                                              -------
                                                                1,393
                                                              -------
  CONSUMER SERVICES (0.4%)
   1,600   Standard Register Co.............................       56
                                                              -------
  ENERGY (8.5%)
   1,700   Amoco Corp.......................................      145
   2,000   Atlantic Richfield Co............................      160
   1,900   British Petroleum plc ADR........................      151
   1,317   Duke Energy Corp.................................       73
   3,800   IMC Global, Inc..................................      125
   3,500   Phillips Petroleum Co............................      170
   3,100   Repsol ADR.......................................      132
   3,800   Ultramar Diamond Shamrock Corp...................      121
   4,900   YPF ADR..........................................      168
                                                              -------
                                                                1,245
                                                              -------
  FINANCIAL SERVICES (18.4%)
    BANKING (7.7%)
   1,100   Bank of New York Co..............................       64
   2,400   Chase Manhattan Corp.............................      263
   1,200   Citicorp.........................................      151
   1,400   Crestar Financial Corp...........................       80
   5,550   First Union Corp.................................      284
   2,500   Mellon Bank Corp.................................      152
   1,200   Republic New York Corp...........................      137
                                                              -------
                                                                1,131
                                                              -------
  CREDIT & FINANCE (0.6%)
   1,600   Federal National Mortgage Association............       91
                                                              -------
  INSURANCE (10.1%)
   2,300   Allstate Corp....................................      209
   2,300   American General Corp............................      124
   1,400   Chubb Corp.......................................      106
   1,200   CIGNA Corp.......................................      208
   3,900   Everest Reinsurance Holdings, Inc................      161
   1,700   Hartford Financial Services Group, Inc...........      159
   3,600   Old Republic International Corp..................      134
   3,600   ReliaStar Financial Corp.........................      148

                                                                VALUE
 SHARES                                                         (000)
---------------------------------------------------------------------
   3,400   TIG Holdings, Inc................................  $   113
   1,600   Transatlantic Holdings, Inc......................      114
                                                              -------
                                                                1,476
                                                              -------
  TOTAL FINANCIAL SERVICES..................................    2,698
                                                              -------
  FOOD, TOBACCO & OTHER (5.5%)
   3,900   IBP, Inc.........................................       82
   7,200   Philip Morris Co., Inc...........................      326
   6,900   RJR Nabisco Holdings Corp........................      259
   3,500   Universal Foods Corp.............................      148
                                                              -------
                                                                  815
                                                              -------
  HEALTH CARE (5.7%)
   4,100   Beckman Instruments, Inc.........................      164
   2,000   Bergen Brunswig Corp., Class A...................       84
   5,700   Columbia/HCA Healthcare Corp.....................      169
(a)5,570   Foundation Health Corp...........................      125
   3,400   Mallinckrodt, Inc................................      129
(a)3,000   Maxicare Health Plans, Inc.......................       32
(a)2,500   Vencor, Inc......................................       61
(a)1,700   Wellpoint Health Networks, Inc...................       72
                                                              -------
                                                                  836
                                                              -------
  HEAVY INDUSTRY/TRANSPORTATION (20.1%)
(a)1,300   AMR Corp.........................................      167
   6,700   Aeroquip-Vickers, Inc............................      329
(a)3,800   Arrow Electronics, Inc...........................      123
   2,200   CSX Corp.........................................      119
   5,200   Case Corp........................................      314
   1,800   Caterpillar, Inc.................................       87
   3,800   Cummins Engine Co., Inc..........................      225
     600   Deere & Co.......................................       35
   2,200   Delta Air Lines, Inc.............................      262
   1,500   Eaton Corp.......................................      134
(a)1,600   FMC Corp.........................................      108
   6,000   Harnischfeger Industries, Inc....................      212
   3,400   Kennametal, Inc..................................      176
   8,800   Olsten Corp......................................      132
   3,650   Parker Hannifin Corp.............................      168
     268   Raytheon Corp....................................       13
   3,100   Russell Corp.....................................       82
   2,500   TRW, Inc.........................................      133
   2,600   Tecumseh Products Co., Class A...................      127
                                                              -------
                                                                2,946
                                                              -------
  RETAIL (6.2%)
   3,000   Dillard's, Inc., Class A.........................      106
(a)3,700   Federated Department Stores, Inc.................      159
   4,300   Sears, Roebuck & Co..............................      194
   2,400   Springs Industries, Inc., Class A................      125
(a)4,200   Toys 'R' Us, Inc.................................      132
   4,200   V.F. Corp........................................      193
                                                              -------
                                                                  909
                                                              -------
  TECHNOLOGY (6.0%)
   3,800   International Business Machines Corp.............      397
(a)3,500   Quantum Corp.....................................       70
(a)3,800   Seagate Technology, Inc..........................       73

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                                VALUE PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS   (CONT.)
                               DECEMBER 31, 1997

                                                                VALUE
 SHARES                                                         (000)
---------------------------------------------------------------------

  TECHNOLOGY (CONT.)

(a)5,300   Stratus Computer, Inc............................  $   201
   3,450   Tektronix, Inc...................................      137
                                                              -------
                                                                  878
                                                              -------
  UTILITIES (2.3%)
   1,600   Cinergy Corp.....................................       61
     100   Central Maine Power Co...........................        1
   2,700   DTE Energy Co....................................       94
   2,700   Entergy Corp.....................................       81
   2,300   GPU, Inc.........................................       97
                                                              -------
                                                                  334
                                                              -------
TOTAL COMMON STOCKS (COST $12,466)..........................   12,973
                                                              -------

  FACE
 AMOUNT
 (000)
--------

SHORT-TERM INVESTMENT (11.2%)
  REPURCHASE AGREEMENT (11.2%)
  $1,646   Chase Securities, Inc. 5.95%, dated 12/31/97, due
             1/2/98, to be repurchased at $1,647,
             collateralized by U.S. Treasury Notes, 5.875%,
             due 11/15/05, valued at $1,681 (COST $1,646)...    1,646
                                                              -------
TOTAL INVESTMENTS (99.7%) (COST $14,112)....................   14,619
                                                              -------

OTHER ASSETS (0.7%)
  Receivable for Investments Sold......................  $ 50
  Dividends Receivable.................................    18
  Receivable for Portfolio Shares Sold.................    17
  Due from Adviser.....................................    16       101
                                                         ----
LIABILITIES (-0.4%)
  Professional Fees Payable............................   (27)
  Payable for Investments Purchased....................   (17)
  Custodian Fees Payable...............................    (5)
  Administrative Fees Payable..........................    (3)
  Bank Overdraft.......................................    (1)
  Other Liabilities....................................    (3)      (56)
                                                         ----  --------
NET ASSETS (100%)............................................  $ 14,664
                                                               --------
                                                               --------
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
Applicable to 1,245,254 outstanding $0.001 par value
  shares (authorized 500,000,000 shares).....................  $  11.78
                                                               --------
                                                               --------
NET ASSETS CONSIST OF:
  Paid in Capital............................................  $ 14,159
  Accumulated Net Realized Loss..............................        (2)
  Unrealized Appreciation on Investments.....................       507
                                                               --------
NET ASSETS...................................................  $ 14,664
                                                               --------
                                                               --------

---------------

(a)   --  Non-income producing security
ADR   --  American Depositary Receipt

---------------
At December 31, 1997, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

                                                   NET
  COST      APPRECIATION    (DEPRECIATION)    APPRECIATION
  (000)         (000)            (000)            (000)
---------  ---------------  ---------------  ---------------
$  14,113     $     888        $    (382)       $     506

For the year ended December 31, 1997, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $14,100,000 and $1,882,000 respectively. There were no purchases and sales of U.S. Government securities for the year ended December 31, 1997.

Net capital and net currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the period from November 1, 1997 to December 31, 1997, the Portfolio incurred and elected to defer until January 1, 1998, for U.S. Federal income tax purposes, net capital losses of approximately $1,000.

----------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                        EMERGING MARKETS DEBT PORTFOLIO

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW
CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDENT ACCOUNTANTS APPEARING ELSEWHERE IN THIS REPORT DOES NOT EXTEND TO THIS INFORMATION.
THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1997)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Argentina             14.8%
Brazil                19.0%
Bulgaria               5.7%
Cayman Islands         3.0%
Ecuador                0.6%
Ivory Coast            1.8%
Jamaica                0.7%
Mauritius              0.6%
Mexico                10.4%
Morocco                1.5%
Netherlands            4.4%
Nigeria                0.5%
Panama                 1.3%
Peru                   2.5%
Russia                14.0%
United Kingdom         0.7%
Venezuela             11.1%
Other                  7.4%

TOP FIVE HOLDINGS
                                                    PERCENT OF
SECURITY                                  COUNTRY   NET ASSETS
----------------------------------------  --------  ----------
Federative Republic of Brazil              Brazil       16.6%
Republic of Venezuela                     Venezuela     11.1%
Russia Principal Loans                     Russia        8.7%
United Mexican States                      Mexico        8.5%
Republic of Argentina                     Argentina      8.5%

TOP FIVE COUNTRIES
                                                  PERCENT
                                                     OF
                                          VALUE     NET
COUNTRY                                   (000)    ASSETS
----------------------------------------  ------  --------
Brazil                                    $5,016    19.0%
Argentina                                 3,891     14.8%
Russia                                    3,689     14.0%
Venezuela                                 2,936     11.1%
Mexico                                    2,752     10.4%

PERFORMANCE COMPARED TO THE J.P. MORGAN EMERGING MARKETS BOND PLUS INDEX(1)
------------------------------------

                              TOTAL
                           RETURNS(2)
                               YTD
                          -------------
PORTFOLIO(3)............        0.76%
INDEX...................        1.82%

1. The J.P. Morgan Emerging Markets Bond Plus Index is a market weighted index composed of Brady bonds, loans and Eurobonds, as well as U.S. dollar local market instruments outstanding and includes Argentina, Brazil, Bulgaria, Mexico, Nigeria, the Philippines, Poland, Russia, South Africa and Venezuela.
2. Total return for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total return would be lower.
3. Commenced operations on June 16, 1997.
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
COMPARISON OF THE CHANGE IN VALUE OF A
$10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                                   J.P. MORGAN EMERGING
                               EMERGING MARKETS DEBT PORTFOLIO  MARKETS BOND PLUS INDEX 1
6/16/97*                                               $10,000                     $10,000
12/31/97                                               $10,076                     $10,182
*Commencement of operations

The Emerging Markets Debt Portfolio seeks high total return by investing primarily in fixed income securities of government and government related issuers located in emerging market countries.

For the period from June 16, 1997 (commencement of operations) through December 31, 1997, the Portfolio had a total return of 0.76% as compared to 1.82% for the J.P. Morgan Emerging Markets Bond Plus Index (the "Index"). As of December 31, 1997, the Portfolio had a 30-day SEC yield of 10.01%.

1997 was another remarkable year for the emerging debt markets, in several ways. While the asset class matured, and credit improvements in the broad emerging world were the order for most of the year, the Asian financial crisis unfolding at mid-year abruptly changed the risk profile for nearly all emerging countries, changing investor perceptions as to the proper risk premium for emerging markets. The weakness across Asia reached full pitch at the end of the fourth quarter, with sharp sell-offs in the Hong Kong and Korean markets. It continues into January with serious fears over the

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                        EMERGING MARKETS DEBT PORTFOLIO

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW   (CONT.)

solvency of Indonesia. The spill-over effects into emerging debt have been devastating, and in the last quarter of the year the EMD markets experienced their first significant down quarter for the first time since early 1995.

Broad gains in the monetary, foreign exchange and fiscal areas characterized many emerging countries for the better part of 1997. The result was a pick-up in real growth, accompanied by significant declines in inflation, along with reasonable fiscal and current account balances. In Brazil, inflation came solidly into annualized single-digit range, as tight monetary policy and fiscal reform continued. In Russia, progress on the privatization front and sound money policy also brought inflation close to G10 levels, and allowed interest rates to fall to real rates of 8-10%, alongside a steady ruble. Venezuelan reforms and buoyant crude oil process improved that country's debt profile, and Mexico continued along the path of accelerating growth and improved trade accounts.

A significant theme in 1997 was active external debt management by several large sovereigns, including Argentina, Brazil, Venezuela and Panama. A declining U.S. interest rate environment and ample global liquidity allowed these countries to achieve real present value savings through re-financing relatively expensive "Brady" (restructured) debt, by issuing new "global" bonds. This trend significantly improved these borrowers' debt profiles going forward.

For much of the period our Portfolio maintained healthy exposure to the large Latin and Eastern European markets, while avoiding exposure to Asian borrowers. As spreads on the benchmark emerging bond index tightened into 375 basis points over the U.S. yield curve, the Portfolio switched positions out of higher-risk, higher-yielding markets into better quality credits. By the end of the third quarter the emerging markets bond index spread had reached a "full value" level of 350 basis points over Treasuries, and we reduced duration in the Portfolio accordingly.

The final quarter of the year brought a crisis atmosphere in Asia, and severe downturns in Hong Kong, Korea and Indonesia hammered prices and pushed up volatility in the debt markets. Spreads widened out to as far as 800 basis points over the U.S. yield curve, before ending the year at roughly 500 basis points over the curve.

The Portfolio's weak performance versus its benchmark during the fourth quarter came as a result of an overweight position in Venezuela, as well as an underweight position against U.S. interest rates.

The Asian financial crisis will continue to impact all emerging markets into 1998. Severe dislocations in Asia have created several areas of value for our Portfolio, and for the first time since the inception of the Portfolio we are (gradually) building exposure in Asia to what we consider solid sovereign and corporate issuers with good medium-term prospects. The ripple effects of Asia will likely keep the overall risk spreads in the broad emerging debt universe high, as fair value may be deemed to be 400-500 basis points of spread, rather than 300-400 basis points. More yield is in the market today, and importantly several non-Asian countries, e.g. Brazil, Mexico, Russia, have been forced by the Asian crisis to address more forcefully and accelerate long overdue structural reform. While the stabilization and recovery process in Asia will take many quarters to materialize, the re-pricing of the overall debt market over the past four months, along with a re-commitment to a proper policy mix in many countries, makes the 1998 outlook attractive from a total return standpoint.

January 1998

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                        EMERGING MARKETS DEBT PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS
                               DECEMBER 31, 1997

     FACE
    AMOUNT                                                             VALUE
     (000)                                                             (000)
----------------------------------------------------------------------------

DEBT INSTRUMENTS (92.6%)
  ARGENTINA (14.8%)
    BONDS (14.8%)
U.S.$    (e)450   Acindar Industries, (Floating Rate), 11.656%,
                    11/12/98.......................................  $   452
   ARP   (e)970   CIA International Telecommunications, 10.375%,
                    8/1/04.........................................      786
            200   CIA International Telecommunications, 10.375%,
                    8/1/04.........................................      162
U.S.$       250   IMPSA, 11.75%, 3/27/98...........................      251
   ARP      500   Republic of Argentina, 'Euro', 8.75%, 7/10/02....      435
         (e)270   Republic of Argentina, 'Euro', 11.75%,
                    2/12/07........................................      257
U.S.$       450   Republic of Argentina Global Bond, 9.75%,
                    9/19/27........................................      431
          1,248   Republic of Argentina, (Floating Rate), 6.688%,
                    3/31/05........................................    1,117
                                                                     -------
                                                                       3,891
                                                                     -------
  BRAZIL (19.0%)
    BONDS (19.0%)
         (e)250   CSN Iron, 9.125%, 6/1/07.........................      216
            500   CSN Iron, 9.125%, 6/1/07.........................      432
          1,802   Federative Republic of Brazil, C Bond, (Floating
                    Rate), (Bearer) PIK, 8.00%, 4/15/14............    1,417
         (n)600   Federative Republic of Brazil Front Loaded
                    Interest Reduction Bond, Series L, 4.50%,
                    4/15/09........................................      444
          1,398   Federative Republic of Brazil Global Bond,
                    10.125%, 5/15/27...............................    1,312
            471   Federative Republic of Brazil, Series A,
                    (Floating Rate), 6.813%, 1/1/01................      450
            228   Federative Republic of Brazil, Series C,
                    (Floating Rate), (Registered) PIK, 8.00%,
                    4/15/14........................................      179
            700   Federative Republic of Brazil, Series L,
                    (Floating Rate), 6.75%, 4/15/09................      566
                                                                     -------
                                                                       5,016
                                                                     -------
  BULGARIA (5.7%)
    BONDS (5.7%)
            450   Republic of Bulgaria Discount Bond, Series A,
                    'Euro', (Floating Rate), 6.688%, 7/28/24.......      348
         (n)825   Republic of Bulgaria Front Loaded Interest
                    Reduction Bond, Series A, 2.25%, 7/28/12.......      502
            900   Republic of Bulgaria Interest Arrears PDI Bond,
                    (Floating Rate), 6.688%, 7/28/11...............      660
                                                                     -------
                                                                       1,510
                                                                     -------
  CAYMAN ISLANDS (3.0%)
    BOND (3.0%)
         (e)850   Pera Financial Services Co., 9.375%, 10/15/02....      799
                                                                     -------

     FACE
    AMOUNT                                                             VALUE
     (000)                                                             (000)
----------------------------------------------------------------------------
  ECUADOR (0.6%)
    BOND (0.6%)
U.S.$    (e)100   Conecel, 14.00%, 5/1/02..........................  $   100
             87   Republic of Ecuador PDI Bond, (Floating Rate),
                    (Registered) PIK 6.688%, 2/27/15...............       57
                                                                     -------
                                                                         157
                                                                     -------
  IVORY COAST (1.8%)
    BOND (1.8%)
   (b,e,u)1,350   Republic of Ivory Coast Front Loaded Interest
                    Reduction Bond, Zero Coupon, 12/29/49..........      466
                                                                     -------
  JAMAICA (0.7%)
    BOND (0.7%)
            200   Government of Jamaica, 9.625%, 7/2/02............      190
                                                                     -------
  MAURITIUS (0.6%)
    BONDS (0.6%)
         (e)150   Pindo Deli Financial Mauritius, 10.75%, 10/1/07..      122
             50   Pindo Deli Financial Mauritius, 'Euro', 10.75%,
                    10/1/07........................................       41
                                                                     -------
                                                                         163
                                                                     -------
  MEXICO (10.4%)
    BONDS (10.4%)
            220   Bancomex Global Bond, 7.25%, 2/2/04..............      203
            300   CEMEX, 'Euro', 9.50%, 9/20/01....................      307
            700   United Mexican States Discount Bond, Series A,
                    (Floating Rate), 6.693%, 12/31/19..............      649
            250   United Mexican States Discount Bond, Series B,
                    (Floating Rate), 6.617%, 12/31/19..............      232
            750   United Mexican States Global Bond, 11.50%,
                    5/15/26........................................      891
            300   United Mexican States Global Bond, 11.375%,
                    9/15/16........................................      344
             50   United Mexican States Par Bond,
                    Series W-A, 6.25%, 12/31/19....................       42
            100   United Mexican States Par Bond,
                    Series W-B, 6.25%, 12/31/19....................       84
                                                                     -------
                                                                       2,752
                                                                     -------
  MOROCCO (1.5%)
    LOAN AGREEMENTS (1.5%)
         (l)450   Kingdom of Morocco Restructuring & Consolidation
                    Agreement, Tranche A, (Floating Rate), 6.656%,
                    1/1/09 (Participation: J.P. Morgan)............      391
                                                                     -------
  NETHERLANDS (4.4%)
    NOTE (0.8%)
            250   APP International Finance, 'Euro', (Floating
                    Rate), 8.68%, 6/28/99..........................      204
                                                                     -------

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                        EMERGING MARKETS DEBT PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS   (CONT.)
                               DECEMBER 31, 1997

     FACE
    AMOUNT                                                             VALUE
     (000)                                                             (000)
----------------------------------------------------------------------------
    BONDS (3.6%)
            100   SBS Agro Finance, 'Euro', 10.25%, 7/21/00........  $    85
       (e)1,000   UnExim International Finance BV, 9.875%,
                    8/1/00.........................................      885
                                                                     -------
                                                                         970
                                                                     -------
                                                                       1,174
                                                                     -------
  NIGERIA (0.5%)
    NOTE (0.5%)
U.S.$    (n)250   Central Bank of Nigeria Promissory Note, 5.092%,
                    1/5/10.........................................      122
                                                                     -------
  PANAMA (1.3%)
    BONDS (1.3%)
            150   Republic of Panama, 'Euro', 7.875%, 2/13/02......      146
            200   Republic of Panama Global Bond, 8.875%,
                    9/30/27........................................      188
                                                                     -------
                                                                         334
                                                                     -------
  PERU (2.5%)
    BOND (2.5%)
       (n)1,100   Republic of Peru Front Loaded Interest Reduction
                    Bond, 3.25%, 3/7/17............................      654
                                                                     -------
  RUSSIA (14.0%)
    BONDS (0.6%)
            220   Ministry of Finance Tranche IV, GDR, 3.00%,
                    5/14/03........................................      147
                                                                     -------
    LOAN AGREEMENTS (9.7%)
       (b,l)300   International Bank for Economic Cooperation
                    (Participation: Salomon Brothers)..............      176
          3,700   Russia Principal Loans (Floating Rate) 6.719%,
                    12/15/20.......................................    2,299
       (b,l)150   International Investment Bank 10/28/01
                    (Participation: Salomon Brothers)..............       91
                                                                     -------
                                                                       2,566
                                                                     -------
    NOTES (3.7%)
          1,375   Russia Interest Arrears Note, (Floating Rate)
                    6.719%, 12/2/15................................      976
                                                                     -------
                                                                       3,689
                                                                     -------
  VENEZUELA (11.1%)
    BONDS (11.1%)
          1,429   Republic of Venezuela Debt Conversion Bond,
                    Series DL, (Floating Rate), 6.813%, 12/18/07...    1,282
         (n)452   Republic of Venezuela Front Loaded Interest
                    Reduction Bonds, Series A, 6.75%, 3/31/07......      407
          1,387   Republic of Venezuela Debt Conversion Bond,
                    9.25%, 9/15/27.................................    1,247
                                                                     -------
                                                                       2,936
                                                                     -------
STRUCTURED INVESTMENT (0.7%)
  UNITED KINGDOM (0.7%)
    BONDS (0.7%)
U.S.$    (e)200   ING Bank N.V. Libor or T-Bill Linked Note,
                    8/14/98........................................      195
                                                                     -------
     FACE
    AMOUNT                                                             VALUE
     (000)                                                             (000)
----------------------------------------------------------------------------
TOTAL FOREIGN DEBT INSTRUMENTS (COST $24,905)......................  $24,439
                                                                     -------

    SHARES
---------------

COMMON STOCK (0.0%)
  UNITED KINGDOM (0.0%)
         (a)309   Nextel Communications, Inc.,
                    Class A (COST $8)..............................        8
                                                                     -------

    NO. OF
    RIGHTS
---------------

RIGHTS (0.0%)
  MEXICO (0.0%)
          1,461   United Mexican States Value Recovery Rights,
                    expiring 6/30/03 (COST $0).....................       --
                                                                     -------

     FACE
    AMOUNT
     (000)
---------------

SHORT-TERM INVESTMENT (9.6%)
  REPURCHASE AGREEMENT (9.6%)
         $2,519   Chase Securities, Inc. 5.95%, dated 12/31/97, due
                    1/2/98, to be repurchased at $2,520,
                    collateralized by U.S. Treasury Notes, 5.875%,
                    due 11/15/05, valued at $2,572 (COST $2,519)...    2,519
                                                                     -------

TOTAL INVESTMENTS (102.2%) (COST $27,432)......................   $ 26,966
                                                                  ---------
OTHER ASSETS (3.8%)
  Cash..............................................  $      16
  Interest Receivable...............................        503
  Receivable for Portfolio Shares Sold..............        327
  Receivable for Investments Sold...................        157
  Other.............................................          6      1,009
                                                      ---------
LIABILITIES (-6.0%)
  Payable for Investments Purchased.................     (1,222)
  Payable for Portfolio Shares Redeemed.............       (312)
  Professional Fees Payable.........................        (45)
  Investment Advisory Fees Payable..................         (5)
  Custodian Fees Payable............................         (5)
  Administrative Fees Payable.......................         (4)
  Other Liabilities.................................         (4)    (1,597)
                                                      ---------   ---------
NET ASSETS (100%)..............................................   $ 26,378
                                                                  ---------
                                                                  ---------
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
Applicable to 2,727,325 outstanding $0.001 par value shares
  (authorized 500,000,000 shares)..............................   $   9.67
                                                                  ---------
                                                                  ---------
NET ASSETS CONSIST OF:
Paid in Capital................................................   $ 27,106
Accumulated Net Realized Loss..................................       (256)
Unrealized Depreciation on Investments and Foreign Currency
  Translations.................................................       (472)
                                                                  ---------
NET ASSETS.....................................................   $ 26,378
                                                                  ---------
                                                                  ---------

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                        EMERGING MARKETS DEBT PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS   (CONT.)
                               DECEMBER 31, 1997

---------------

(a)   --  Non-income producing security
(b)   --  Non-income producing security-in default
(e)   --  144A Security-certain conditions for public sale may exist.
(l) -- Participation interests were acquired through the financial institutions listed parenthetically.
(n) -- Step Bond - coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 1997. Maturity date disclosed is the ultimate maturity date.
(u) -- Security is subject to delayed delivery -- See note A-6 to Financial Statement.
GDR   --  Global Depositary Receipt
PDI   --  Past Due Interest
PIK   --  Payment-in-Kind. Income may be paid in additional securities or cash at the discretion of the issuer.

Floating Rate Security -- Interest rate changes on these instruments are based upon a designated base rate. The rates shown are those in effect at December 31, 1997.
---------------

At December 31, 1997, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

                                                   NET
  COST      APPRECIATION    (DEPRECIATION)   (DEPRECIATION)
  (000)         (000)            (000)            (000)
---------  ---------------  ---------------  ---------------
$  27,624     $     324        $    (982)       $    (658)

For the year ended December 31, 1997, purchases and sales of investment securities for the Portfolio other than long-term U.S. Government securities and short-term investments, were $47,682,000 and $23,284,000, respectively. There were no purchases and sales of long-term U.S. Government securities during the year ended December 31, 1997.

Net capital and net currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the period from November 1, 1997 to December 31, 1997 the Portfolio incurred and elected to defer until January 1, 1998 for U.S. Federal income tax purposes net capital losses of approximately $64,000 and net currency losses of approximately $5,000.
----------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                             FIXED INCOME PORTFOLIO

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW
CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDENT ACCOUNTANTS APPEARING ELSEWHERE IN THIS REPORT DOES NOT EXTEND TO THIS INFORMATION.
THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1997)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Adjustable Rate Mortgages                                          7.6%
Agency Fixed Rate Mortgages                                       19.1%
Asset Backed Corporates                                           11.1%
Collateralized Mortgage Obligations--Agency Collateral
Series                                                             1.2%
Collateralized Mortgage Obligations--Non-Agency Collateral
Series                                                             3.6%
Commercial Mortgage                                                4.8%
Finance                                                            3.1%
Foreign Governments                                                2.8%
Industrials                                                        2.3%
Stripped Mortgage Backed Securities--Agency Collateral
Series                                                             0.7%
Telephones                                                         1.0%
U.S. Treasury Securities                                          37.9%
Utilities                                                          0.4%
Yankee Bonds                                                       2.1%
Other                                                              2.3%

TOP FIVE HOLDINGS
                                                                     PERCENT OF
SECURITY                                          INDUSTRY           NET ASSETS
----------------------------------------  -------------------------  ----------
U.S. Treasury Securities                  U.S. Treasury Securities       37.9%
                                           U.S. Government Agency
Government National Mortgage Association         Obligations             14.7%
                                           U.S. Government Agency
Federal National Mortgage Association            Obligations              9.2%
                                           U.S. Government Agency
Federal Home Loan Mortgage Corporation           Obligations              4.7%
Government of Germany                        Foreign Governments          2.8%

TOP FIVE SECTORS
                                          VALUE   PERCENT OF
INDUSTRY                                  (000)   NET ASSETS
----------------------------------------  ------  ----------
U.S. Treasury Securities                  $4,835      37.9%
Agency Fixed Rate Mortgages                2,431      19.1%
Asset Backed Corporates                    1,412      11.1%
Adjustable Rate Mortgages                    964       7.6%
Commercial Mortgage                          618       4.8%

PERFORMANCE COMPARED TO THE SALOMON BROAD INVESTMENT GRADE INDEX(1)
------------------------------------

                                TOTAL RETURNS(2)
                                      YTD
                                ----------------
PORTFOLIO(3)..................          9.93%
INDEX.........................         10.14%

1. The Salomon Broad Investment Grade Index is a fixed income market capitalization-weighted index, including U.S. Treasury, agency, mortgage and investment grade (BBB or better) corporate securities with maturities of one year or longer and with amounts outstanding of at least $25 million.
2. Total return for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total return would be lower.
3. Commenced operations on January 2, 1997.
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
COMPARISON OF THE CHANGE IN VALUE OF A
$10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                               FIXED INCOME PORTFOLIO  SALOMON BROAD INVESTMENT GRADE INDEX 1
1/2/97*                                       $10,000                                  $10,000
12/31/97                                      $10,993                                  $11,014
*Commencement of operations

The Fixed Income Portfolio seeks an above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of U.S. Government and Agencies securities, corporate bonds, mortgage-backed securities, foreign bonds and other fixed income securities and derivatives. The Portfolio's average weighted maturity will ordinarily exceed five years and will usually be between five and fifteen years.
For the period from January 2, 1997 (commencement of operations) through December 31, 1997, the Portfolio had a total return of 9.93%, compared to 10.14% for the Salomon Broad Investment Grade Index (the "Index"). As of December 31, 1997, the Portfolio had a SEC 30-day yield of 5.88%.
U.S. economic activity during 1997 was far stronger than most forecasters expected, yet inflation was quite low. These conflicting surprises produced a sharp flattening of the yield-curve. Short-term yields were supported by strong growth, which led the Federal Reserve to tighten monetary policy in March. Longer-term rates were pulled down by favorable inflation data, so that by year-end the yield-curve had become almost completely flat. The trend to a flatter curve gained momentum in the fourth quarter when the Asian financial crisis and increased equity market volatility precipitated "flight-to-quality" support for U.S. Treasury securities prices.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                             FIXED INCOME PORTFOLIO

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW   (CONT.)

The outcome of these conflicts was a year without major interest-rate sensitivity and yield-curve positions. Real interest rates and yield differentials between short- and long-term maturities were attractive enough during the first half of the year to prompt us to establish a modest long position, along with a small "barbell" yield-curve strategy designed to benefit from a flattening of the yield-curve. These decisions had a small but favorable impact on relative returns as interest rates declined and the yield-curve flattened. We seldom believed, however, that the yield-curve contained enough protection against risks of higher inflation to significantly lengthen the Portfolio or pursue a more aggressive yield-curve strategy. The interest-rate sensitivity and yield-curve positions have been neutral since mid-year.
The combination of attractive real rates and an optimistic market assessment of inflation risk led us to establish a position in Treasury inflation-indexed bonds (TIPS). Real yields on TIPS were 3.5 percent or higher throughout 1997, well above the 2.5 percent to 3 percent range we judge as neutral value. By replacing some nominal Treasuries with TIPS, we focused Portfolio exposures on real returns, where we see genuine value, in place of exposure to inflation risk.
Corporates, which had helped performance through the first three quarters of the year, eventually detracted from relative returns due to widening yield spreads precipitated exclusively by the fourth quarter Asian financial crisis. We took advantage of wider spreads to increase corporate holdings near year-end, especially in the finance and asset-backed sectors, and are overweighted in corporates at this time. Yankee bond spreads widened significantly as a result of the Asian crisis. We are carefully monitoring developments in Asia and in the Yankee bond market, and have taken advantage of selected opportunities while maintaining a high level of both country and issuer diversification.
Sector and security selection decisions in the mortgage area added the most relative value during 1997. We eliminated our entire fixed-rate current-coupon position by mid-year because option-adjusted spreads were no longer high enough to represent compelling value, but increased holdings of seasoned, high-coupon fixed-rate mortgages, commercial mortgages, and ARMs, all of which possessed more attractive spreads. The mortgage position remained structured so as to have less prepayment sensitivity than the mortgage portion of the Index. We enter the new year with an overweighted position in mortgages, due largely to our ability to identify mortgages that are more attractive than those found within the Index.
Investments in non-dollar bonds were modest during 1997, as few major countries offered significant real interest rate advantages over U.S. Treasuries. We took small positions in currency-hedged Canadian and European bonds at times to gain exposure to their steep yield-curves and high running yields. This exposure started the year near 5% of the Portfolio and was reduced to 1% during the third quarter in response to their outperformance. The subsequent increase in foreign holdings to 3% in the fourth quarter was accompanied by a shift from the 10-year to the 3-year sector, and did not represent an increase in duration-adjusted exposure to non-dollar interest rates.
January 1998

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                             FIXED INCOME PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS
                               DECEMBER 31, 1997

 FACE
AMOUNT                                                        VALUE
(000)                                                         (000)
-------------------------------------------------------------------

FIXED INCOME SECURITIES (97.7%)
  ADJUSTABLE RATE MORTGAGES (7.6%)
  Government National Mortgage Association
    Various Pools
$  421   6.00%, 8/20/27-11/20/27..........................  $   425
   153   7.00%, 3/20/25...................................      157
   373   7.375%, 4/20/25-6/20/25..........................      382
                                                            -------
                                                                964
                                                            -------
AGENCY FIXED RATE MORTGAGES (19.1%)
  Federal Home Loan Mortgage Corporation
    Conventional Pools:
   500   7.125%, 7/21/99..................................      509
    59   10.50%, 2/1/15-9/1/16............................       66
                                                            -------
                                                                575
                                                            -------
  Federal National Mortgage Association
    Conventional Pools:
   350   6.02%, 9/20/99...................................      351
   449   7.00%, 2/1/27....................................      453
    16   10.00%, 9/1/10...................................       18
    44   11.50%, 7/1/13...................................       50
    60   12.00%, 11/1/11-9/1/12...........................       69
                                                            -------
                                                                941
                                                            -------
  Government National Mortgage Association
    Various Pools:
   398   10.00%, 11/15/09-5/15/19.........................      444
   101   10.50%, 1/15/18-8/15/20..........................      115
   230   11.00%, 1/15/10-4/15/20..........................      263
    38   11.50%, 8/15/13-9/15/15..........................       43
    43   12.00%, 1/15/14-12/15/14.........................       50
                                                            -------
                                                                915
                                                            -------
                                                              2,431
                                                            -------
ASSET BACKED CORPORATES (11.1%)
    75   Advanta Mortgage Loan Trust, Series 97-4 A2
           6.53%, 9/25/12.................................       75
         Arcadia Auto, Series:
    50   97-C A4 6.375%, 1/15/03..........................       50
    75   97-D A3 6.20%, 5/15/03...........................       75
    75   Banc One Auto Grantor Trust, Series 97-B A 6.29%,
           7/20/04........................................       75
    50   CIT Group Home Equity Loan Trust, Series 97-1 A3
           6.25%, 9/15/01.................................       50
    75   Chevy Chase, Series 97-4 A 6.25%, 6/15/04........       75
    46   Daimler Benz, Series 97-A 6.05%, 3/31/05.........       46
         Empire Funding Home Loan Owner Trust, Series:
    50   97-4 A2 7.16%, 5/25/12...........................       51
    75   97-5 A2 6.59%, 5/25/14...........................       75
   100   First Plus Home Loan Trust, Series 97-4 A2 6.30%,
           8/10/09........................................      100
    95   First Security Auto Grantor Trust, Series 97-B A
           6.10%, 4/15/03.................................       95
   100   Ford Credit Auto Owner Trust, Series 97-B A3
           6.05%, 4/15/01.................................      100
    50   Green Tree Financial Corporation, Series 97-7 A3
           6.18%, 9/15/09.................................       50
         Honda Auto Receivables Grantor Trust, Series:
    92   97-A 5.95%, 5/15/03..............................       92
    83   97-A A 5.85%, 2/15/03............................       83
    75   Key Auto Finance, Series 97-2 AP 6.15%,
           10/15/03.......................................       75

 FACE
AMOUNT                                                        VALUE
(000)                                                         (000)
-------------------------------------------------------------------
$   70   Nissan Auto Receivables Grantor Trust, Series
           97-A A 6.15%, 2/15/03..........................  $    70
    50   UCFC Home Equity Loan, Series 97-D A2 6.475%,
           6/15/12........................................       50
    50   WFS Financial Owner Trust, Series 97-C A3 6.01%,
           3/20/02........................................       50
    75   World Omni Automobile Lease Securitization,
           Series 97-B A2 6.08%, 11/25/03.................       75
                                                            -------
                                                              1,412
                                                            -------
COLLATERALIZED MORTGAGE OBLIGATIONS--
  AGENCY COLLATERAL SERIES (1.2%)
  Federal Home Loan Mortgage Corporation, Series:
     5   1709 H PO REMIC 1/15/24..........................        3
     8   1750 C PO REMIC 3/15/24..........................        7
     5   1813 K PO 2/15/24................................        4
    10   1844 PC PO 3/15/24...............................        7
     5   1887 I PO 10/15/22...............................        4
                                                            -------
                                                                 25
                                                            -------
  Federal National Mortgage Association, Series:
    13   93-149 O PO REMIC 8/25/23........................        9
    50   96-5 NH PO 4/25/24...............................       32
    10   96-14 PC PO REMIC 12/25/23.......................        6
    10   96-46 PB PO REMIC 9/25/23........................        7
     5   96-54 N PO REMIC 7/25/23.........................        4
    10   96-54 O PO 11/25/23..............................        7
    50   97-3 E PO 12/25/23...............................       36
    49   287 1 PO 12/17/07................................       33
                                                            -------
                                                                134
                                                            -------
                                                                159
                                                            -------
COLLATERALIZED MORTGAGE OBLIGATIONS--
  NON-AGENCY COLLATERAL SERIES (3.6%)
    75   Commercial Mortgage Acceptance Corp., Series
           97-ML1 A2 6.53%, 12/15/30......................       77
    50   J. P. Morgan Commercial Mortgage Finance Corp.,
           Series 97-C5 A2 7.069%, 9/15/29................       52
    50   Lehman Large Loan, Series 97-LLI A2 6.84%,
           9/12/06........................................       51
         Residential Accredit Loans, Inc., Series:
    50   97-QS12 A7 REMIC 7.25%, 11/25/27.................       51
   100   97-QS13 A7 REMIC 7.25%, 12/25/27.................      101
   125   98-1 A8 REMIC 7.00%, 1/15/28.....................      125
                                                            -------
                                                                457
                                                            -------
COMMERCIAL MORTGAGE (4.8%)
    50   CS First Boston Mortgage Securities Corp., Series
           97-C1 A1C 7.24%, 6/20/29.......................       52
         First Union-Lehman Brothers Commercial Mortgage,
           Series:
    75   97-C1 A2 7.30%, 12/18/06.........................       78
    75   97-C2 A3 6.65%, 6/18/08..........................       76
    50   GMAC Commercial Mortgage Securities, Inc.,
           Series:
           97-C1 A2 6.853%, 9/15/06.......................       51
    75   97 C2 A3 6.566%, 4/15/29.........................       76
    50   Merrill Lynch Mortgage Investors, Inc., Series
           96-C2 A2 6.82%, 11/21/28.......................       51
    75   Midland Realty Acceptance Corp., Series 96-C2 A2
           7.233%, 1/25/27................................       78
         Mortgage Capital Funding, Inc., Series:
    50   97-MC1 A3 7.288%, 7/20/27........................       53

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                             FIXED INCOME PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS   (CONT.)
                               DECEMBER 31, 1997

 FACE
AMOUNT                                                        VALUE
(000)                                                         (000)
-------------------------------------------------------------------
$   75   97-MC2 A2 6.664%, 9/20/07........................  $    76
   250   Nomura Asset Securities Corp., Series 97-D5 PS
           (Floating Rate) 11.3671%, 10/14/17.............       27
                                                            -------
                                                                618
                                                            -------
  FINANCE (3.1%)
    50   BankAmerica Capital Corp., Series 2
           8.00%, 12/15/26................................       54
    70   BT Preferred Capital Trust, Series II
           7.875%, 2/25/27................................       73
   100   First Union Institutional Capital, Series I
           8.04%, 12/1/26.................................      107
    40   NB Capital Trust 8.25%, 4/15/27..................       44
    35   Washington Mutual Capital 8.375%, 6/1/27.........       38
    70   Wells Fargo Capital, Series I 7.96%, 12/15/26....       74
                                                            -------
                                                                390
                                                            -------
  FOREIGN GOVERNMENT (2.8%)
   630   Republic of Germany, Series 116, 5.75%
           08/22/00.......................................      362
                                                            -------
  INDUSTRIALS (2.3%)
    22   DR Securitized Lease Trust, Series 93-K1 A1
           6.66%, 8/15/10.................................       20
    10   DR Structured Finance, Series 94-K2 9.35%,
           8/15/19........................................       10
    40   HMH Properties, Inc., Series B 8.875%, 7/15/07...       42
    50   Kmart Corp. 7.75%, 10/1/12.......................       49
         News America Holdings
    40   8.875%, 4/26/23..................................       47
    20   7.75%, 1/20/24...................................       21
    65   Paramount Communications, Inc. 8.25%, 8/1/22.....       66
    45   Southland Corp. 5.00%, 12/15/03..................       39
                                                            -------
                                                                294
                                                            -------
  STRIPPED MORTGAGE BACKED SECURITIES--
    AGENCY COLLATERAL SERIES (0.7%)
         Federal National Mortgage Association, Series:
    39   249 1 PO 10/25/23................................       27
    94   282 1 PO 5/15/24.................................       68
                                                            -------
                                                                 95
                                                            -------
  TELEPHONES (1.0%)
    45   Cablevision Systems Corp. 7.875%, 12/15/07.......       46
 (n)95   Teleport Communications Group, Inc.
           0.00%, 7/1/07..................................       78
                                                            -------
                                                                124
                                                            -------
  U.S. TREASURY SECURITIES (37.9%)
 1,175   U.S. Treasury Bond 8.75%, 8/15/20................    1,568
                                                            -------
         U.S. Treasury Notes
   331   3.375%, 1/15/07 (Inflation Indexed)..............      323
   252   3.625%, 7/15/02 (Inflation Indexed)..............      251
   200   6.875%, 7/31/99..................................      204
   550   7.125%, 9/30/99..................................      562
 1,200   7.125%, 2/29/00..................................    1,235
   150   7.25%, 8/15/04...................................      162
   100   7.50%, 2/15/05...................................      110
   250   7.75%, 11/30/99..................................      259
                                                            -------
                                                              3,106
                                                            -------
   575   U.S. Treasury Strip PO 2/15/19...................      161
                                                            -------
                                                              4,835
                                                            -------
 FACE
AMOUNT                                                        VALUE
(000)                                                         (000)
-------------------------------------------------------------------

  UTILITIES (0.4%)
$   50   CalEnergy Co., Inc. 7.63%, 10/15/07..............  $    50
                                                            -------
  YANKEE BONDS (2.1%)
    50   Korea Development Bank 7.375%, 9/17/04...........       40
         National Power Corp.
    25   7.875%, 12/15/06.................................       22
    25   8.40%, 12/15/16..................................       21
    45   Poland Past Due Interest Bond 4.00%, 10/27/14....       39
    80   Republic of Argentina (Floating Rate) 5.50%,
           3/31/23........................................       59
    60   Republic of Colombia 8.70%, 2/15/16..............       58
    35   Republic of Venezuela 9.25%, 9/15/27.............       31
                                                            -------
                                                                270
                                                            -------
TOTAL FIXED INCOME SECURITIES (COST $12,326)..............   12,461
                                                            -------
SHORT-TERM INVESTMENT (2.9%)
  REPURCHASE AGREEMENT (2.9%)
   375   Chase Securities, Inc. 5.95%, dated 12/31/97, due
           1/2/98, to be repurchased at $375,
           collateralized by U.S. Treasury Notes, 5.875%,
           due 11/15/05, valued at $385 (COST $375).......      375
                                                            -------
TOTAL INVESTMENTS (100.6%) (COST $12,701).................   12,836
                                                            -------

OTHER ASSETS (3.0%)
  Interest Receivable.............................  $  175
  Receivable for Investments Sold.................     157
  Due from Adviser................................      38
  Net Unrealized Gain on Foreign Currency Exchange
   Contracts......................................      13
  Receivable for Daily Variation on Futures
   Contracts......................................       2      385
                                                    ------
LIABILITIES (-3.6%)
  Payable for Investments Purchased...............    (330)
  Bank Overdraft..................................     (89)
  Professional Fees Payable.......................     (32)
  Administrative Fees Payable.....................      (3)
  Custodian Fees Payable..........................      (2)
  Other Liabilities...............................      (5)    (461)
                                                    ------  -------
NET ASSETS (100%).........................................  $12,760
                                                            -------
                                                            -------
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
Applicable to 1,225,240 outstanding $0.001 par
  value shares (authorized 500,000,000 shares)....          $ 10.41
                                                            -------
                                                            -------
NET ASSETS CONSIST OF:
Paid in Capital...........................................  $12,530
Undistributed Net Investment Income.......................        2
Accumulated Net Realized Gain.............................       78
Unrealized Appreciation on Investments, Foreign Currency
  Translations and Futures Contracts......................      150
                                                            -------
NET ASSETS................................................  $12,760
                                                            -------
                                                            -------

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                             FIXED INCOME PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS   (CONT.)
                               DECEMBER 31, 1997

----------------------------------------------------------------

FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:

Under the terms of foreign currency exchange contracts open at December 31, 1997, the Portfolio is obligated to deliver foreign currency in exchange for U.S. dollars as indicated below:

                                                                          NET
  CURRENCY                               IN EXCHANGE                  UNREALIZED
 TO DELIVER       VALUE     SETTLEMENT       FOR          VALUE          GAIN
    (000)         (000)        DATE         (000)         (000)          (000)
-------------     -----     -----------  ------------     -----     ---------------
   DEM    660   $     368      1/30/98   U.S.$    381   $     381      $      13
   DEM      5           3      1/30/98   U.S.$      3           3             --
                    -----                                   -----            ---
                $     371                               $     384      $      13
                    -----                                   -----            ---
                    -----                                   -----            ---

---------------------------------------------------

FUTURES CONTRACTS:

At December 31, 1997 the following futures contracts were open:

                              NUMBER     AGGREGATE
                                OF       FACE VALUE  EXPIRATION   UNREALIZED
                            CONTRACTS      (000)        DATE     APPRECIATION
                           ------------  ----------  ----------  ------------
Purchases:
U.S. Treasury 2 Year Note          6     U.S.$ 1,246    Mar-98    U.S.$   2
U.S. Treasury Long Bond            1     U.S.$ 120      Mar-98            1
                                                                 ------------
                                                                          3
                                                                 ------------
                                                                 ------------

----------------------------------------------------------------

(n) -- Step Bond-coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 1997. Maturity date disclosed is the ultimate maturity date.
DEM   --  German Mark
PO    --  Principal Only
REMIC  -- Real Estate Mortgage Investment Conduit
Floating Rate Security -- Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on December 31, 1997.
Inflation Indexed Security -- Security includes principal adjustment feature in which par amount adjusts with the Consumer Price Index to insulate bonds from the effects of inflation. The face amount shown is that in effect on December 31, 1997.

---------------
At December 31, 1997, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

                                            NET
 COST   APPRECIATION   (DEPRECIATION)   APPRECIATION
(000)      (000)           (000)           (000)
------  ------------   --------------   ------------
$12,701     $169            $(34)           $135

For the year ended December 31, 1997, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $6,327,000 and $923,000, respectively. Long-term U.S. Government securities purchases and sales were approximately $20,906,000 and $14,135,000, respectively.

At December 31, 1997, a significant portion of the Portfolios' assets were invested in mortgage and other asset backed investments. These investments are often traded by one market maker who may also be utilized by the Fund to provide pricing information used to value such securities. The amounts which will be realized upon disposition of these securities may differ from the value reflected on the Statement of Net Assets and the differences could be material.
----------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                              HIGH YIELD PORTFOLIO

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW
CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDENT ACCOUNTANTS APPEARING ELSEWHERE IN THIS REPORT DOES NOT EXTEND TO THIS INFORMATION.
THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1997)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Asset Backed Corporates       0.7%
Cable                        10.2%
Energy                        4.0%
Finance                       2.4%
Industrials                  43.7%
Supermarkets                  3.4%
Telephones                   13.5%
U.S. Treasury
Securities                    6.7%
Utilities                     3.9%
Yankee                        5.7%
Other                         5.8%

TOP FIVE HOLDINGS
                                                                  PERCENT OF
SECURITY                                         INDUSTRY         NET ASSETS
----------------------------------------  ----------------------  ----------
U.S. Treasury Note                        U.S. Treasury Security       6.7%
DR Securitized Lease Trust                     Industrials             4.3%
Viacom, Inc.                                   Industrials             3.6%
Norcal Waste Systems, Inc.                     Industrials             3.6%
Nextel Communications, Inc.                     Telephones             3.6%

TOP FIVE SECTORS
                                          VALUE   PERCENT OF
INDUSTRY                                  (000)   NET ASSETS
----------------------------------------  ------  ----------
Industrials                               $5,458      43.7%
Telephones                                 1,681      13.5%
Cable                                      1,278      10.2%
U.S. Treasury Securites                      838       6.7%
Yankee                                       708       5.7%

PERFORMANCE COMPARED TO THE SALOMON HIGH-YIELD MARKET INDEX(1)
------------------------------------

                                TOTAL RETURNS(2)
                                      YTD
                                ----------------
PORTFOLIO(3)..................         13.53%
INDEX.........................         13.54%

1. The Salomon High-Yield Market Index includes public, non convertible corporate bond issues with at least one year remaining to maturity and $50 million in par amount outstanding which carry a below investment grade quality rating from either Standard & Poor's or Moody's rating services.
2. Total return for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total return would be lower.
3. Commenced operations on January 2, 1997.
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
COMPARISON OF THE CHANGE IN VALUE OF A
$10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                   HIGH YIELD
                                    PORTFOLIO       SALOMON HIGH-YIELD MARKET INDEX 1
1/2/97*                                    $10,000                            $10,000
12/31/97                                   $11,353                            $11,354
*Commencement of operations

The objective of the High Yield Portfolio is to achieve above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of high yield securities, including corporate bonds and other fixed income securities and derivatives. High yield securities are rated below investment grade and are commonly referred to as "junk bonds." The Portfolio's average weighted maturity will ordinarily exceed five years and will usually be between five and fifteen years.
For the period from January 2, 1997 (commencement of operations) through December 31, 1997, the Portfolio had a total return of 13.53% compared to 13.54% for the Salomon High-Yield Market (the "Index"). As of December 31, 1997, the Portfolio had a SEC 30-day yield of 8.19%.
The high yield bond market had another good year in 1997. The Salomon High-Yield Market Index returned 13.54% compared to the 10.14% return registered by the Salomon Brothers Broad Investment Grade Index. Declining long term interest rates and a strong stock market provided a favorable backdrop to high yield market.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                              HIGH YIELD PORTFOLIO

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW   (CONT.)

Ten-year Treasury rates declined 67 basis points and thirty-year rates declined 72 basis points from the beginning to the end of the year. However short-term interest rates rose resulting in a relatively flat yield curve. The Federal Reserve boosted short-term rates in March because of the fear of future inflation given the strong economy and tight labor market. These fears have not materialized so far however and the market retreat in March was short lived. Inflation reports continue to be excellent and the problems in Asia will only help keep inflation down.
The strong stock market also supported the high yield market. The S&P 500's 33% rise increased investors' confidence that earnings will continue upwards and that companies will have ready access to capital. Portfolio holdings such as Outdoor Systems benefited from IPOs and equity issuance.
The merger and acquisition activity also continued at a high pace. Stock for stock transactions and mergers into high grade companies effectively delivered many high yield companies and boosted bond prices. Portfolio holdings Brooks Fiber and recently Teleport were beneficiaries in this category.
The telecommunications sector was by far the best performer during 1997. The sector benefited from acquisition activity and from the fact that many of the securities in the industry tend to have a high duration, so declining rates helped performance also. This was by far our most heavily weighted sector.
We also did a good job avoiding many landmines in 1997. The supermarket industry, generally a popular one in the market, had several high profile credit problems which we avoided. Subprime finance companies and auto suppliers were also sectors that experienced problems that we successfully avoided.
Emerging markets is another area of importance to our Portfolio. We started the year with nearly a twenty percent weighting in emerging markets debt. This area performed spectacularly and as spreads narrowed dramatically we cut our position by approximately a third. Our timing was fortunate in that this was accomplished shortly before the Asian crisis. Although we had little exposure to Asia at the time, Latin credits were also hammered during the rout. Latin bonds rebounded fairly quickly as opposed to the Asians, but volatility still is evident in these markets. We have increased our exposure to the Asians as we believe the International Monetary Fund bailouts will enable the sovereigns and some of the major corporates to avoid default.
We are well positioned for 1998. We currently have little exposure to cyclical credits. We maintain a high allocation to the telecommunications sector where fundamentals continue to appear very positive. The emerging markets sector is where we hope for more aggressive returns, but we acknowledge the potential risks. We attempt to mitigate this risk by investing primarily in what we consider world class companies or those that have very strong sponsorship and in sovereign issues where we believe there is significant value.
January 1998

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                              HIGH YIELD PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS
                               DECEMBER 31, 1997

   FACE
  AMOUNT                                                           VALUE
   (000)                                                           (000)
------------------------------------------------------------------------

FIXED INCOME SECURITIES (90.6%)
  ASSET BACKED CORPORATES (0.7%)
$        75   Aircraft Lease Portfolio Securitization Ltd.,
                Series 96-1 D
                12.75%, 6/15/06................................  $    81
                                                                 -------
  CABLE (6.8%)
              Cablevision Systems Corp.
         70   7.875%, 12/15/07.................................       71
        150   9.875%, 5/15/06..................................      165
        100   Comcast Corp.
                1.125%, 4/15/07................................       66
        250   Paramount Communications, Inc.
                8.25%, 8/1/22..................................      252
              Rogers Cablesystems Ltd.
        220   10.00%, 3/15/05 Series B.........................      243
         50   10.125%, 9/1/12..................................       55
                                                                 -------
                                                                     852
                                                                 -------
  ENERGY (4.0%)
        150   Nuevo Energy Co.
                9.50%, 4/15/06.................................      160
        335   Snyder Oil Corp.
                8.75%, 6/15/07.................................      341
                                                                 -------
                                                                     501
                                                                 -------
  FINANCE (2.4%)
        300   Western Financial Bank
                8.875%, 8/1/07.................................      298
                                                                 -------
  INDUSTRIALS (43.7%)
        300   Advanced Micro Devices, Inc.
                11.00%, 8/1/03.................................      323
        175   Asia Pulp & Paper, Series A
                12.00%, 2/15/04................................      147
        250   Comcast Cellular Holdings, Series B
                9.50%, 5/1/07..................................      261
              DR Securitized Lease Trust, Series:
        243   93-K1 A1, 6.66%, 8/15/10.........................      225
         84   94-K1 A1, 7.60%, 8/15/07.........................       83
        230   94-K1 A2, 8.375%, 8/15/15........................      226
         35   DR Structured Finance,
                Series 94-K2 9.35%, 8/15/19....................       36
        125   Grand Casinos, Inc.
                10.125%, 12/1/03...............................      135
        250   Horseshoe Gaming
                9.375%, 6/15/07................................      261
        375   Host Marriott Travel Plaza
                9.50%, 5/15/05.................................      397
        395   ISP Holdings, Inc., Series B
                9.00%, 10/15/03................................      410
     (n)300   Intermedia Communications, Inc., Series B
                0.00%, 7/15/07.................................      212
        105   Kmart Corp.
                7.75%, 10/1/12.................................      102
         45   Korea Development Bank
                7.375%, 9/17/04................................       36
        200   Multicanal
                10.50%, 2/1/07.................................      198

   FACE
  AMOUNT                                                           VALUE
   (000)                                                           (000)
------------------------------------------------------------------------
$    (n)385   Norcal Waste Systems, Inc., Series B
                13.50%, 11/15/05...............................  $   448
        265   Outdoor Systems, Inc.
                8.875%, 6/15/07................................      276
        200   Revlon Worldwide, Series B
                Zero Coupon, 3/15/01...........................      138
        100   SD Warren Co.
                12.00%, 12/15/04...............................      112
        130   Sinclair Broadcast Group, Inc.
                9.00%, 7/15/07.................................      133
        250   Station Casinos, Inc.
                10.125%, 3/15/06...............................      263
        200   TV Azteca, Series B
                10.50%, 2/15/07................................      207
        245   Tenet Healthcare Corp.
                8.625%, 1/15/07................................      253
        125   Vencor Inc.
                8.625%, 7/15/07................................      125
        450   Viacom, Inc.
                8.00%, 7/7/06..................................      451
                                                                 -------
                                                                   5,458
                                                                 -------
  SUPERMARKETS (3.4%)
        489   Southland Corp.
                5.00%, 12/15/03................................      428
                                                                 -------
  TELEPHONES (13.3%)
              Brooks Fiber Properties, Inc.
     (n)250     0.00%, 3/1/06..................................      207
     (n)110     0.00%, 11/1/06.................................       88
      (n)50   Dial Call Communications, Inc.
                0.00%, 12/15/05................................       46
        165   IXC Communications Inc., Series B
                12.50%, 10/1/05................................      190
        235   Lenfest Communications, Inc.
                8.375%, 11/1/05................................      242
     (n)480   Nextel Communications, Inc.
                0.00%, 8/15/04.................................      426
         75   Rogers Cantel Inc.
                8.30%, 10/1/07.................................       75
     (n)475   Teleport Communications Group, Inc.
                0.00%, 7/1/07..................................      388
                                                                 -------
                                                                   1,662
                                                                 -------
  U.S. TREASURY SECURITY (6.7%)
        800   U.S. Treasury Note
                6.50%, 10/15/06................................      838
                                                                 -------
  UTILITIES (3.9%)
        160   Cleveland Electric Illuminating Co., Series B
                8.375%, 12/1/11................................      163
        145   Midland Funding Corp. I, Series C-94
                10.33%, 7/23/02................................      156
        200   Quezon Power Ltd.
                8.86%, 6/15/17.................................      171
                                                                 -------
                                                                     490
                                                                 -------

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                              HIGH YIELD PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS   (CONT.)
                               DECEMBER 31, 1997

   FACE
  AMOUNT                                                           VALUE
   (000)                                                           (000)
------------------------------------------------------------------------
  YANKEE BONDS (5.7%)
$       150   National Power Corp.
                7.875%, 12/15/06...............................  $   132
     (n)235   Republic of Argentina Par, Series L, 'Euro'
                5.50%, 3/31/23.................................      172
        120   Republic of Colombia
                8.70%, 2/15/16.................................      116
         89   Republic of Venezuela
                9.25%, 9/15/27.................................       80
        250   United Mexican States, Series B
                6.25%, 12/31/19................................      208
                                                                 -------
                                                                     708
                                                                 -------
TOTAL FIXED INCOME SECURITIES (COST $11,026)...................   11,316
                                                                 -------

  SHARES
-----------

COMMON STOCK (0.2%)
  TELEPHONES (0.2%)
     (a)743   Nextel Communications, Inc., Class A (COST $12)..       19
                                                                 -------
PREFERRED STOCK (3.4%)
  CABLE (3.4%)
        378   Time Warner, Inc., Series M 10.25%, 7/1/16 (COST
                $391)..........................................      426
                                                                 -------

  NO. OF
  RIGHTS
-----------

RIGHTS (0.0%)
  YANKEE BONDS (0.0%)
    250,000   United Mexican States Recovery Rights,
                expiring 6/30/03 (COST $0).....................       --
                                                                 -------

   FACE
  AMOUNT
   (000)
-----------

SHORT-TERM INVESTMENT (4.0%)
  REPURCHASE AGREEMENT (4.0%)
       $502   Chase Securities, Inc. 5.95%, dated 12/31/97, due
                1/2/98, to be repurchased at $502,
                collateralized by U.S. Treasury Notes, 5.875%,
                due 11/15/05, valued at $517 (COST $502).......      502
                                                                 -------

TOTAL INVESTMENTS (98.2%) (COST $11,931)....................      12,263
                                                               ---------
OTHER ASSETS (2.2%)
  Interest Receivable............................  $     222
  Due from Adviser...............................         37
  Receivable for Portfolio Shares Sold...........          3
  Other..........................................          8         270
                                                   ---------
LIABILITIES (-0.4%)
  Professional Fees Payable......................        (34)
  Administrative Fees Payable....................         (3)
  Custodian Fees Payable.........................         (2)
  Other Liabilities..............................         (4)        (43)
                                                   ---------   ---------
NET ASSETS (100%)...........................................   $  12,490
                                                               ---------
                                                               ---------

                                                                AMOUNT
                                                                 (000)
----------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 1,179,515 outstanding $0.001 par value
   shares
     (authorized 500,000,000 shares)........................   $   10.59
                                                               ---------
                                                               ---------
NET ASSETS CONSIST OF:
Paid in Capital.............................................   $  12,113
Undistributed Net Investment Income.........................           2
Accumulated Net Realized Gain...............................          43
Unrealized Appreciation on Investments......................         332
                                                               ---------
NET ASSETS..................................................   $  12,490
                                                               ---------
                                                               ---------

---------------

(a)   --  Non-income producing security
(n) -- Step Bond-coupon rate increases in increments to maturity. Rate disclosed if as of December 31, 1997. Maturity date disclosed is the ultimate maturity date.

---------------

At December 31, 1997, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

                                                   NET
  COST      APPRECIATION    (DEPRECIATION)    APPRECIATION
  (000)         (000)            (000)            (000)
---------  ---------------  ---------------  ---------------
$  11,931     $     446        $    (114)       $     332

For the year ended December 31, 1997, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $14,618,000 and $4,322,000 respectively. U.S. Government securities purchases and sales were approximately $2,822,000 and $1,997,000, respectively.

At December 31, 1997, a significant portion of the Portfolios' assets were invested in high yield debt. These investments are often traded by one market maker who may also be utilized by the Fund to provide pricing information used to value such securities. The amounts which will be realized upon disposition of these securities may differ from the value reflected on the Statement of Net Assets and the differences could be material.
----------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                             ASIAN EQUITY PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF OPERATIONS

                                                                         PERIOD FROM MARCH 3, 1997*
                                                                               TO DECEMBER 31, 1997
                                                                                              (000)
---------------------------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends                                                                           $   107
  Interest                                                                                 44
  Less: Foreign Taxes Withheld                                                             (9)
                                                                                      -------
    Total Income                                                                          142
                                                                                      -------
EXPENSES:
  Investment Advisory Fees                                                                 68
  Less: Fees Waived                                                                       (68)
                                                                                      -------
  Net Investment Advisory Fees                                                             --
  Custodian Fees                                                                           67
  Professional Fees                                                                        61
  Administrative Fees                                                                      24
  Shareholder Reports                                                                      24
  Foreign Tax Expense                                                                       3
  Directors' Fees and Expenses                                                              1
  Other                                                                                    16
  Expenses Reimbursed by Adviser                                                          (81)
                                                                                      -------
    Net Expenses                                                                          115
                                                                                      -------
Net Investment Income                                                                      27
                                                                                      -------
NET REALIZED GAIN (LOSS) ON:
  Investments Sold                                                                     (2,431)
  Foreign Currency Transactions                                                            39
                                                                                      -------
    Net Realized Loss                                                                  (2,392)
                                                                                      -------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
  Investments (Net of foreign taxes of $4 on unrealized appreciation)                  (2,843)
  Foreign Currency Translations                                                             7
                                                                                      -------
    Change in Unrealized Appreciation/Depreciation                                     (2,836)
                                                                                      -------
Net Realized Loss and Change in Unrealized Appreciation/Depreciation                   (5,228)
                                                                                      -------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                  $(5,201)
                                                                                      -------
                                                                                      -------

---------------

  *  Commencement of operations

--------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                         PERIOD FROM MARCH 3, 1997*
                                                                               TO DECEMBER 31, 1997
                                                                                              (000)
---------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                                               $    27
  Net Realized Loss                                                                    (2,392)
  Change in Unrealized Appreciation/Depreciation                                       (2,836)
                                                                                      -------
  Net Decrease in Net Assets Resulting from Operations                                 (5,201)
                                                                                      -------
DISTRIBUTIONS
  Net Investment Income                                                                   (16)
                                                                                      -------
  Total Distributions                                                                     (16)
                                                                                      -------
CAPITAL SHARE TRANSACTIONS (1):
 Subscribed                                                                            18,447
 Distributions Reinvested                                                                   9
 Redeemed                                                                                (668)
                                                                                      -------
 Net Increase in Net Assets Resulting from Capital Share Transactions                  17,788
                                                                                      -------
 Total Increase in Net Assets                                                          12,571
NET ASSETS:
  Beginning of Period                                                                      --
                                                                                      -------
  End of Period (Including undistributed net investment income of $73)                $12,571
                                                                                      -------
                                                                                      -------
---------------------------------------------------------------------------------------------------
(1) Capital Share Transactions:
      Shares Subscribed                                                                 2,333
      Shares Issued on Distributions Reinvested                                             2
      Shares Redeemed                                                                    (105)
                                                                                      -------
    Net Increase in Capital Shares Outstanding                                          2,230
                                                                                      -------
                                                                                      -------
---------------------------------------------------------------------------------------------------

* Commencement of operations

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                       EMERGING MARKETS EQUITY PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF OPERATIONS

                                                                               YEAR ENDED
                                                                        DECEMBER 31, 1997
                                                                                    (000)
-----------------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends                                                             $      362
  Interest                                                                     165
  Less: Foreign Taxes Withheld                                                 (18)
                                                                           -------
    Total Income                                                               509
                                                                           -------
EXPENSES:
  Investment Advisory Fees                                                     279
  Less: Fees Waived                                                           (279)
                                                                           -------
  Net Investment Advisory Fees                                                  --
  Custodian Fees                                                               195
  Professional Fees                                                            161
  Shareholder Reports                                                          115
  Amortization of Organizational Costs                                          92
  Administrative Fees                                                           52
  Foreign Tax Expense                                                            8
  Directors' Fees and Expenses                                                   5
  Other                                                                         15
  Expenses Reimbursed by Adviser                                              (240)
                                                                           -------
    Net Expenses                                                               403
                                                                           -------
Net Investment Income                                                          106
                                                                           -------
NET REALIZED GAIN ON:
  Investments Sold (includes realized losses from affiliates of
    $14,000)                                                                   131
  Foreign Currency Transactions                                                 64
                                                                           -------
    Net Realized Gain                                                          195
                                                                           -------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
  Investments (Net of foreign taxes of $3 on unrealized depreciation)       (3,481)
  Foreign Currency Translations                                               (118)
  Swap Agreements                                                             (102)
                                                                           -------
    Change in Unrealized Appreciation/Depreciation                          (3,701)
                                                                           -------
Net Realized Gain and Change in Unrealized Appreciation/Depreciation        (3,506)
                                                                           -------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                    $   (3,400)
                                                                           -------
                                                                           -------

--------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                                       PERIOD FROM
                                                                                YEAR ENDED        OCTOBER 1, 1996*
                                                                         DECEMBER 31, 1997    TO DECEMBER 31, 1996
                                                                                     (000)                   (000)
------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                                           $   106                $     8
  Net Realized Gain (Loss)                                                            195                    (60)
  Change in Unrealized Appreciation/Depreciation                                   (3,701)                  (135)
                                                                               ----------               --------
  Net Decrease in Net Assets Resulting from Operations                             (3,400)                  (187)
                                                                               ----------               --------
DISTRIBUTIONS:
  Net Investment Income                                                              (226)                   (20)
  Net Realized Gain                                                                   (76)                    --
  In Excess of Net Realized Gain                                                     (924)                    --
                                                                               ----------               --------
  Total Distributions                                                              (1,226)                   (20)
                                                                               ----------               --------
CAPITAL SHARE TRANSACTIONS (1):
 Subscribed                                                                        39,684                 11,993
 Distributions Reinvested                                                           1,223                      3
 Redeemed                                                                         (13,972)                    --
                                                                               ----------               --------
 Net Increase in Net Assets Resulting from Capital Share Transactions              26,935                 11,996
                                                                               ----------               --------
 Total Increase in Net Assets                                                      22,309                 11,789
NET ASSETS:
  Beginning of Period                                                              11,789                     --
                                                                               ----------               --------
  End of Period (Including undistributed net investment income of $14
    and $3, respectively)                                                         $34,098                $11,789
                                                                               ----------               --------
                                                                               ----------               --------
------------------------------------------------------------------------------------------------------------------
(1) Capital Share Transactions:
      Shares Subscribed                                                             3,551                  1,205
      Shares Issued on Distributions Reinvested                                       135                      1
      Shares Redeemed                                                              (1,282)                    --
                                                                               ----------               --------
    Net Increase in Capital Shares Outstanding                                      2,404                  1,206
                                                                               ----------               --------
                                                                               ----------               --------
------------------------------------------------------------------------------------------------------------------
* Commencement of operations

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                            GLOBAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF OPERATIONS

                                                                             PERIOD FROM JANUARY 2,
                                                                                              1997*
                                                                               TO DECEMBER 31, 1997
                                                                                              (000)
---------------------------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends                                                                           $   141
  Interest                                                                                 55
  Less: Foreign Taxes Withheld                                                            (11)
                                                                                       ------
    Total Income                                                                          185
                                                                                       ------
EXPENSES:
  Investment Advisory Fees                                                                 62
  Less: Fees Waived                                                                       (62)
                                                                                       ------
  Net Investment Advisory Fees                                                             --
  Professional Fees                                                                        58
  Administrative Fees                                                                      24
  Shareholder Reports                                                                      20
  Custodian Fees                                                                           20
  Directors' Fees and Expenses                                                              1
  Other                                                                                     3
  Expenses Reimbursed by Adviser                                                          (37)
                                                                                       ------
    Net Expenses                                                                           89
                                                                                       ------
Net Investment Income                                                                      96
                                                                                       ------
NET REALIZED GAIN (LOSS) ON:
  Investments Sold                                                                        334
  Foreign Currency Transactions                                                            (2)
                                                                                       ------
    Net Realized Gain                                                                     332
                                                                                       ------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
  Investments                                                                             821
  Foreign Currency Translations                                                            13
                                                                                       ------
    Change in Unrealized Appreciation/Depreciation                                        834
                                                                                       ------
Net Realized Gain and Change in Unrealized Appreciation/Depreciation                    1,166
                                                                                       ------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                  $ 1,262
                                                                                       ------
                                                                                       ------

---------------

  *  Commencement of operations

--------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                             PERIOD FROM JANUARY 2,
                                                                                              1997*
                                                                               TO DECEMBER 31, 1997
                                                                                              (000)
---------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                                               $    96
  Net Realized Gain                                                                       332
  Change in Unrealized Appreciation/Depreciation                                          834
                                                                                      -------
  Net Increase in Net Assets Resulting from Operations                                  1,262
                                                                                      -------
DISTRIBUTIONS
  Net Investment Income                                                                   (96)
  Net Realized Gain                                                                      (205)
                                                                                      -------
  Total Distributions                                                                    (301)
                                                                                      -------
CAPITAL SHARE TRANSACTIONS (1):
 Subscribed                                                                            14,602
 Distributions Reinvested                                                                 172
 Redeemed                                                                              (1,028)
                                                                                      -------
 Net Increase in Net Assets Resulting from Capital Share Transactions                  13,746
                                                                                      -------
 Total Increase in Net Assets                                                          14,707
NET ASSETS:
  Beginning of Period                                                                      --
                                                                                      -------
  End of Period (Including overdistributed net investment income of
    $2)                                                                               $14,707
                                                                                      -------
                                                                                      -------
---------------------------------------------------------------------------------------------------
(1) Capital Share Transactions:
      Shares Subscribed                                                                 1,324
      Shares Issued on Distributions Reinvested                                            15
      Shares Redeemed                                                                     (87)
                                                                                      -------
    Net Increase in Capital Shares Outstanding                                          1,252
                                                                                      -------
                                                                                      -------
---------------------------------------------------------------------------------------------------

* Commencement of operations

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                         INTERNATIONAL MAGNUM PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF OPERATIONS

                                                                             PERIOD FROM JANUARY 2,
                                                                                              1997*
                                                                               TO DECEMBER 31, 1997
                                                                                              (000)
---------------------------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends                                                                           $   309
  Interest                                                                                105
  Less: Foreign Taxes Withheld                                                            (40)
                                                                                       ------
    Total Income                                                                          374
                                                                                       ------
EXPENSES:
  Investment Advisory Fees                                                                116
  Less: Fees Waived                                                                      (116)
                                                                                       ------
  Net Investment Advisory Fees                                                             --
  Custodian Fees                                                                           97
  Professional Fees                                                                        89
  Administrative Fees                                                                      52
  Shareholder Reports                                                                      40
  Directors' Fees and Expenses                                                              1
  Other                                                                                     7
  Expenses Reimbursed by Adviser                                                         (119)
                                                                                       ------
    Net Expenses                                                                          167
                                                                                       ------
Net Investment Income                                                                     207
                                                                                       ------
NET REALIZED GAIN (LOSS) ON:
  Investments Sold                                                                         (8)
  Foreign Currency Transactions                                                           337
                                                                                       ------
    Net Realized Gain                                                                     329
                                                                                       ------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
  Investments                                                                            (398)
  Foreign Currency Translations                                                           159
                                                                                       ------
    Change in Unrealized Appreciation/Depreciation                                       (239)
                                                                                       ------
Net Realized Gain and Change in Unrealized Appreciation/Depreciation                       90
                                                                                       ------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                  $   297
                                                                                       ------
                                                                                       ------

---------------

  *  Commencement of operations

--------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                             PERIOD FROM JANUARY 2,
                                                                                              1997*
                                                                               TO DECEMBER 31, 1997
                                                                                              (000)
---------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                                               $   207
  Net Realized Gain                                                                       329
  Change in Unrealized Appreciation/Depreciation                                         (239)
                                                                                      -------
  Net Increase in Net Assets Resulting from Operations                                    297
                                                                                      -------
DISTRIBUTIONS
  Net Investment Income                                                                  (544)
  In Excess of Net Investment Income                                                      (16)
  Net Realized Gain                                                                       (37)
                                                                                      -------
  Total Distributions                                                                    (597)
                                                                                      -------
CAPITAL SHARE TRANSACTIONS (1):
 Subscribed                                                                            28,522
 Distributions Reinvested                                                                 546
 Redeemed                                                                              (9,913)
                                                                                      -------
 Net Increase in Net Assets Resulting from Capital Share Transactions                  19,155
                                                                                      -------
 Total Increase in Net Assets                                                          18,855
NET ASSETS:
  Beginning of Period                                                                      --
                                                                                      -------
  End of Period (Including overdistributed net investment income of
    $16)                                                                              $18,855
                                                                                      -------
                                                                                      -------
---------------------------------------------------------------------------------------------------
(1) Capital Share Transactions:
      Shares Subscribed                                                                 2,663
      Shares Issued on Distributions Reinvested                                            54
      Shares Redeemed                                                                    (900)
                                                                                      -------
    Net Increase in Capital Shares Outstanding                                          1,817
                                                                                      -------
                                                                                      -------
---------------------------------------------------------------------------------------------------
* Commencement of operations

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                            EQUITY GROWTH PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF OPERATIONS

                                                                             PERIOD FROM JANUARY 2,
                                                                                              1997*
                                                                               TO DECEMBER 31, 1997
                                                                                              (000)
---------------------------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends                                                                           $    55
  Interest                                                                                 14
                                                                                       ------
    Total Income                                                                           69
                                                                                       ------
EXPENSES:
  Investment Advisory Fees                                                                 30
  Less: Fees Waived                                                                       (30)
                                                                                       ------
  Net Investment Advisory Fees                                                             --
  Professional Fees                                                                        32
  Custodian Fees                                                                           22
  Administrative Fees                                                                      18
  Shareholder Reports                                                                       9
  Other                                                                                     2
  Expenses Reimbursed by Adviser                                                          (36)
                                                                                       ------
    Net Expenses                                                                           47
                                                                                       ------
Net Investment Income                                                                      22
                                                                                       ------
NET REALIZED GAIN ON:
  Investments Sold                                                                        665
                                                                                       ------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
  Investments                                                                             936
                                                                                       ------
Net Realized Gain and Change in Unrealized Appreciation/Depreciation                    1,601
                                                                                       ------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                  $ 1,623
                                                                                       ------
                                                                                       ------

---------------

  *  Commencement of operations

--------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                             PERIOD FROM JANUARY 2,
                                                                                              1997*
                                                                               TO DECEMBER 31, 1997
                                                                                              (000)
---------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                                               $    22
  Net Realized Gain                                                                       665
  Change in Unrealized Appreciation/Depreciation                                          936
                                                                                      -------
  Net Increase in Net Assets Resulting from Operations                                  1,623
                                                                                      -------
DISTRIBUTIONS
  Net Investment Income                                                                   (21)
  Net Realized Gain                                                                      (490)
                                                                                      -------
  Total Distributions                                                                    (511)
                                                                                      -------
CAPITAL SHARE TRANSACTIONS (1):
 Subscribed                                                                            11,079
 Distributions Reinvested                                                                 374
 Redeemed                                                                                (146)
                                                                                      -------
 Net Increase in Net Assets Resulting from Capital Share Transactions                  11,307
                                                                                      -------
 Total Increase in Net Assets                                                          12,419
NET ASSETS:
  Beginning of Period                                                                      --
                                                                                      -------
  End of Period (Including undistributed net investment income of $1)                 $12,419
                                                                                      -------
                                                                                      -------
---------------------------------------------------------------------------------------------------
(1) Capital Share Transactions:
      Shares Subscribed                                                                   956
      Shares Issued on Distributions Reinvested                                            30
      Shares Redeemed                                                                     (11)
                                                                                      -------
    Net Increase in Capital Shares Outstanding                                            975
                                                                                      -------
                                                                                      -------
---------------------------------------------------------------------------------------------------
* Commencement of operations

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                            MID CAP VALUE PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF OPERATIONS

                                                                             PERIOD FROM JANUARY 2,
                                                                                              1997*
                                                                               TO DECEMBER 31, 1997
                                                                                              (000)
---------------------------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends                                                                           $    55
  Interest                                                                                 24
                                                                                       ------
    Total Income                                                                           79
                                                                                       ------
EXPENSES:
  Investment Advisory Fees                                                                 47
  Less: Fees Waived                                                                       (47)
                                                                                       ------
  Net Investment Advisory Fees                                                             --
  Professional Fees                                                                        36
  Administrative Fees                                                                      16
  Custodian Fees                                                                           15
  Shareholder Reports                                                                      12
  Directors' Fees and Expenses                                                              1
  Other                                                                                     8
  Expenses Reimbursed by Adviser                                                          (22)
                                                                                       ------
    Net Expenses                                                                           66
                                                                                       ------
Net Investment Income                                                                      13
                                                                                       ------
NET REALIZED GAIN ON:
  Investments Sold                                                                        778
                                                                                       ------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
  Investments                                                                           1,028
                                                                                       ------
Net Realized Gain and Change in Unrealized Appreciation/Depreciation                    1,806
                                                                                       ------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                  $ 1,819
                                                                                       ------
                                                                                       ------

---------------

  *  Commencement of operations

--------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                             PERIOD FROM JANUARY 2,
                                                                                              1997*
                                                                               TO DECEMBER 31, 1997
                                                                                              (000)
---------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                                               $    13
  Net Realized Gain                                                                       778
  Change in Unrealized Appreciation/Depreciation                                        1,028
                                                                                      -------
  Net Increase in Net Assets Resulting from Operations                                  1,819
                                                                                      -------
DISTRIBUTIONS
  Net Investment Income                                                                   (12)
  Net Realized Gain                                                                      (600)
                                                                                      -------
  Total Distributions                                                                    (612)
                                                                                      -------
CAPITAL SHARE TRANSACTIONS (1):
 Subscribed                                                                             9,968
 Distributions Reinvested                                                                 388
 Redeemed                                                                                (102)
                                                                                      -------
 Net Increase in Net Assets Resulting from Capital Share Transactions                  10,254
                                                                                      -------
 Total Increase in Net Assets                                                          11,461
NET ASSETS:
  Beginning of Period                                                                      --
                                                                                      -------
  End of Period (Including undistributed net investment income of $1)                 $11,461
                                                                                      -------
                                                                                      -------
---------------------------------------------------------------------------------------------------
(1) Capital Share Transactions:
      Shares Subscribed                                                                   838
      Shares Issued on Distributions Reinvested                                            30
      Shares Redeemed                                                                      (7)
                                                                                      -------
    Net Increase in Capital Shares Outstanding                                            861
                                                                                      -------
                                                                                      -------
---------------------------------------------------------------------------------------------------
* Commencement of operations

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                           U.S. REAL ESTATE PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF OPERATIONS

                                                                         PERIOD FROM MARCH 3, 1997*
                                                                               TO DECEMBER 31, 1997
                                                                                              (000)
---------------------------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends                                                                           $   222
  Interest                                                                                 39
                                                                                       ------
    Total Income                                                                          261
                                                                                       ------
EXPENSES:
  Investment Advisory Fees                                                                 49
  Less: Fees Waived                                                                       (49)
                                                                                       ------
  Net Investment Advisory Fees                                                             --
  Professional Fees                                                                        36
  Custodian Fees                                                                           19
  Shareholder Reports                                                                      18
  Administrative Fees                                                                      17
  Directors' Fees and Expenses                                                              1
  Other                                                                                     3
  Expenses Reimbursed by Adviser                                                          (26)
                                                                                       ------
    Net Expenses                                                                           68
                                                                                       ------
Net Investment Income                                                                     193
                                                                                       ------
NET REALIZED GAIN ON:
  Investments Sold                                                                        318
                                                                                       ------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
  Investments                                                                             853
                                                                                       ------
Net Realized Gain and Change in Unrealized Appreciation/Depreciation                    1,171
                                                                                       ------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                  $ 1,364
                                                                                       ------
                                                                                       ------

---------------

  *  Commencement of operations

--------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                         PERIOD FROM MARCH 3, 1997*
                                                                               TO DECEMBER 31, 1997
                                                                                              (000)
---------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                                               $   193
  Net Realized Gain                                                                       318
  Change in Unrealized Appreciation/Depreciation                                          853
                                                                                      -------
  Net Increase in Net Assets Resulting from Operations                                  1,364
                                                                                      -------
DISTRIBUTIONS
  Net Investment Income                                                                  (189)
  Net Realized Gain                                                                      (227)
                                                                                      -------
  Total Distributions                                                                    (416)
                                                                                      -------
CAPITAL SHARE TRANSACTIONS (1):
 Subscribed                                                                            13,434
 Distributions Reinvested                                                                 228
 Redeemed                                                                              (1,555)
                                                                                      -------
 Net Increase in Net Assets Resulting from Capital Share Transactions                  12,107
                                                                                      -------
 Total Increase in Net Assets                                                          13,055
NET ASSETS:
  Beginning of Period                                                                      --
                                                                                      -------
  End of Period (Including undistributed net investment income of $4)                 $13,055
                                                                                      -------
                                                                                      -------
---------------------------------------------------------------------------------------------------
(1) Capital Share Transactions:
      Shares Subscribed                                                                 1,259
      Shares Issued on Distributions Reinvested                                            21
      Shares Redeemed                                                                    (135)
                                                                                      -------
    Net Increase in Capital Shares Outstanding                                          1,145
                                                                                      -------
                                                                                      -------
---------------------------------------------------------------------------------------------------
* Commencement of operations

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                                VALUE PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF OPERATIONS

                                                                             PERIOD FROM JANUARY 2,
                                                                                              1997*
                                                                               TO DECEMBER 31, 1997
                                                                                              (000)
---------------------------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends                                                                           $   112
  Interest                                                                                 62
                                                                                        -----
    Total Income                                                                          174
                                                                                        -----
EXPENSES:
  Investment Advisory Fees                                                                 38
  Less: Fees Waived                                                                       (38)
                                                                                        -----
  Net Investment Advisory Fees                                                             --
  Professional Fees                                                                        37
  Custodian Fees                                                                           18
  Administrative Fees                                                                      17
  Shareholder Reports                                                                      12
  Other                                                                                     6
  Expenses Reimbursed by Adviser                                                          (32)
                                                                                        -----
    Net Expenses                                                                           58
                                                                                        -----
Net Investment Income                                                                     116
                                                                                        -----
NET REALIZED GAIN ON:
  Investments Sold                                                                        249
                                                                                        -----
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
  Investments                                                                             507
                                                                                        -----
Net Realized Gain and Change in Unrealized Appreciation/Depreciation                      756
                                                                                        -----
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                  $   872
                                                                                        -----
                                                                                        -----

---------------

  *  Commencement of operations

--------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                             PERIOD FROM JANUARY 2,
                                                                                              1997*
                                                                               TO DECEMBER 31, 1997
                                                                                              (000)
---------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                                               $   116
  Net Realized Gain                                                                       249
  Change in Unrealized Appreciation/Depreciation                                          507
                                                                                      -------
  Net Increase in Net Assets Resulting from Operations                                    872
                                                                                      -------
DISTRIBUTIONS
  Net Investment Income                                                                  (116)
  In Excess of Net Investment Income                                                       (3)
  Net Realized Gain                                                                      (249)
  In Excess of Net Realized Gain                                                           (2)
                                                                                      -------
  Total Distributions                                                                    (370)
                                                                                      -------
CAPITAL SHARE TRANSACTIONS (1):
 Subscribed                                                                            13,979
 Distributions Reinvested                                                                 276
 Redeemed                                                                                 (93)
                                                                                      -------
 Net Increase in Net Assets Resulting from Capital Share Transactions                  14,162
                                                                                      -------
 Total Increase in Net Assets                                                          14,664
NET ASSETS:
  Beginning of Period                                                                      --
                                                                                      -------
  End of Period (Including undistributed net investment income of $0)                 $14,664
                                                                                      -------
                                                                                      -------
---------------------------------------------------------------------------------------------------
(1) Capital Share Transactions:
      Shares Subscribed                                                                 1,229
      Shares Issued on Distributions Reinvested                                            24
      Shares Redeemed                                                                      (8)
                                                                                      -------
    Net Increase in Capital Shares Outstanding                                          1,245
                                                                                      -------
                                                                                      -------
---------------------------------------------------------------------------------------------------
* Commencement of operations

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                         EMERGING MARKET DEBT PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF OPERATIONS

                                                                             PERIOD FROM JUNE 16, 1997*
                                                                                   TO DECEMBER 31, 1997
                                                                                                  (000)
-------------------------------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends                                                                               $     1
  Interest                                                                                    839
  Less: Foreign Taxes Withheld                                                                 (1)
                                                                                            -----
    Total Income                                                                              839
                                                                                            -----
EXPENSES:
  Investment Advisory Fees                                                                     71
  Less: Fees Waived                                                                           (63)
                                                                                            -----
  Net Investment Advisory Fees                                                                  8
  Professional Fees                                                                            48
  Administrative Fees                                                                          22
  Shareholder Reports                                                                          19
  Custodian Fees                                                                               15
  Directors' Fees and Expenses                                                                  2
  Other                                                                                         6
                                                                                            -----
    Net Expenses                                                                              120
                                                                                            -----
Net Investment Income                                                                         719
                                                                                            -----
NET REALIZED GAIN (LOSS) ON:
  Investments Sold                                                                             24
  Foreign Currency Transactions                                                                (4)
                                                                                            -----
    Net Realized Gain                                                                          20
                                                                                            -----
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
  Investments                                                                                (466)
  Foreign Currency Translations                                                                (6)
                                                                                            -----
    Change in Unrealized Appreciation/Depreciation                                           (472)
                                                                                            -----
Net Realized Gain and Change in Unrealized Appreciation/Depreciation                         (452)
                                                                                            -----
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                      $   267
                                                                                            -----
                                                                                            -----

---------------

  *  Commencement of operations

--------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                             PERIOD FROM JUNE 16, 1997*
                                                                                   TO DECEMBER 31, 1997
                                                                                                  (000)
-------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                                                   $   719
  Net Realized Gain                                                                            20
  Change in Unrealized Appreciation/Depreciation                                             (472)
                                                                                          -------
  Net Increase in Net Assets Resulting from Operations                                        267
                                                                                          -------
DISTRIBUTIONS
  Net Investment Income                                                                      (694)
  Realized Gain                                                                               (46)
  In Excess of Net Realized Gain                                                             (255)
                                                                                          -------
  Total Distributions                                                                        (995)
                                                                                          -------
CAPITAL SHARE TRANSACTIONS (1):
 Subscribed                                                                                41,254
 Distributions Reinvested                                                                     731
 Redeemed                                                                                 (14,879)
                                                                                          -------
 Net Increase in Net Assets Resulting from Capital Share Transactions                      27,106
                                                                                          -------
 Total Increase in Net Assets                                                              26,378
NET ASSETS:
  Beginning of Period                                                                          --
                                                                                          -------
  End of Period (Including undistributed net investment income of $0)                     $26,378
                                                                                          -------
                                                                                          -------
-------------------------------------------------------------------------------------------------------
(1) Capital Share Transactions:
      Shares Subscribed                                                                     4,155
      Shares Issued on Distributions Reinvested                                                79
      Shares Redeemed                                                                      (1,507)
                                                                                          -------
    Net Increase in Capital Shares Outstanding                                              2,727
                                                                                          -------
                                                                                          -------
-------------------------------------------------------------------------------------------------------
* Commencement of operations

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                             FIXED INCOME PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF OPERATIONS

                                                                             PERIOD FROM JANUARY 2,
                                                                                              1997*
                                                                               TO DECEMBER 31, 1997
                                                                                              (000)
---------------------------------------------------------------------------------------------------

INVESTMENT INCOME:
  Interest                                                                            $   600
                                                                                        -----
EXPENSES:
  Investment Advisory Fees                                                                 38
  Less: Fees Waived                                                                       (38)
                                                                                        -----
  Net Investment Advisory Fees                                                             --
  Professional Fees                                                                        52
  Shareholder Reports                                                                      37
  Administrative Fees                                                                      24
  Custodian Fees                                                                            8
  Directors' Fees and Expenses                                                              1
  Other                                                                                     2
  Expenses Reimbursed by Adviser                                                          (58)
                                                                                        -----
    Net Expenses                                                                           66
                                                                                        -----
Net Investment Income                                                                     534
                                                                                        -----
NET REALIZED GAIN (LOSS) ON:
  Investments Sold                                                                        202
  Foreign Currency Transactions                                                            22
  Futures Contracts                                                                        (2)
                                                                                        -----
    Net Realized Gain                                                                     222
                                                                                        -----
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
  Investments                                                                             135
  Foreign Currency Translations                                                            12
  Futures Contracts                                                                         3
                                                                                        -----
    Change in Unrealized Appreciation/Depreciation                                        150
                                                                                        -----
Net Realized Gain and Change in Unrealized Appreciation/Depreciation                      372
                                                                                        -----
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                  $   906
                                                                                        -----
                                                                                        -----

---------------

  *  Commencement of operations

---------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                             PERIOD FROM JANUARY 2,
                                                                                              1997*
                                                                               TO DECEMBER 31, 1997
                                                                                              (000)
---------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                                               $   534
  Net Realized Gain                                                                       222
  Change in Unrealized Appreciation/Depreciation                                          150
                                                                                      -------
  Net Increase in Net Assets Resulting from Operations                                    906
                                                                                      -------
DISTRIBUTIONS:
  Net Investment Income                                                                  (526)
  Net Realized Gain                                                                      (150)
                                                                                      -------
  Total Distributions                                                                    (676)
                                                                                      -------
CAPITAL SHARE TRANSACTIONS (1):
 Subscribed                                                                            20,590
 Distributions Reinvested                                                                 676
 Redeemed                                                                              (8,736)
                                                                                      -------
 Net Increase in Net Assets Resulting from Capital Share Transactions                  12,530
                                                                                      -------
 Total Increase in Net Assets                                                          12,760
NET ASSETS:
  Beginning of Period                                                                      --
                                                                                      -------
  End of Period (Including undistributed net investment income of $2)                 $12,760
                                                                                      -------
                                                                                      -------
---------------------------------------------------------------------------------------------------
(1) Capital Share Transactions:
      Shares Subscribed                                                                 1,970
      Shares Issued on Distributions Reinvested                                            65
      Shares Redeemed                                                                    (810)
                                                                                      -------
    Net Increase in Capital Shares Outstanding                                          1,225
                                                                                      -------
                                                                                      -------
---------------------------------------------------------------------------------------------------
* Commencement of operations

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                              HIGH YIELD PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF OPERATIONS

                                                                           PERIOD FROM JANUARY 2, 1997*
                                                                                   TO DECEMBER 31, 1997
                                                                                                  (000)
-------------------------------------------------------------------------------------------------------

INVESTMENT INCOME:
  Interest                                                                                $   778
  Dividends                                                                                    21
                                                                                           ------
    Total Income                                                                              799
                                                                                           ------
EXPENSES:
  Investment Advisory Fees                                                                     49
  Less: Fees Waived                                                                           (49)
                                                                                           ------
  Net Investment Advisory Fees                                                                 --
  Professional Fees                                                                            53
  Administrative Fees                                                                          24
  Shareholder Reports                                                                          22
  Custodian Fees                                                                                7
  Directors' Fees and Expenses                                                                  1
  Other                                                                                         8
  Expenses Reimbursed by Adviser                                                              (36)
                                                                                           ------
    Net Expenses                                                                               79
                                                                                           ------
Net Investment Income                                                                         720
                                                                                           ------
NET REALIZED GAIN ON:
  Investments Sold                                                                            191
                                                                                           ------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
  Investments                                                                                 332
                                                                                           ------
Net Realized Gain and Change in Unrealized Appreciation/Depreciation                          523
                                                                                           ------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                      $ 1,243
                                                                                           ------
                                                                                           ------

---------------

  *  Commencement of operations

---------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                           PERIOD FROM JANUARY 2, 1997*
                                                                                   TO DECEMBER 31, 1997
                                                                                                  (000)
-------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                                                   $   720
  Net Realized Gain                                                                           191
  Change in Unrealized Appreciation/Depreciation                                              332
                                                                                          -------
  Net Increase in Net Assets Resulting from Operations                                      1,243
                                                                                          -------
DISTRIBUTIONS
  Net Investment Income                                                                      (719)
  Net Realized Gain                                                                          (147)
                                                                                          -------
  Total Distributions                                                                        (866)
                                                                                          -------
CAPITAL SHARE TRANSACTIONS (1):
 Subscribed                                                                                11,950
 Distributions Reinvested                                                                     257
 Redeemed                                                                                     (94)
                                                                                          -------
 Net Increase in Net Assets Resulting from Capital Share Transactions                      12,113
                                                                                          -------
 Total Increase in Net Assets                                                              12,490
NET ASSETS:
  Beginning of Period                                                                          --
                                                                                          -------
  End of Period (Including undistributed net investment income of $2)                     $12,490
                                                                                          -------
                                                                                          -------
-------------------------------------------------------------------------------------------------------
(1) Capital Share Transactions:
      Shares Subscribed                                                                     1,164
      Shares Issued on Distributions Reinvested                                                24
      Shares Redeemed                                                                          (9)
                                                                                          -------
    Net Increase in Capital Shares Outstanding                                              1,179
                                                                                          -------
                                                                                          -------
-------------------------------------------------------------------------------------------------------
* Commencement of operations

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                             ASIAN EQUITY PORTFOLIO

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS

                                                                                  PERIOD FROM
                                                                               MARCH 3, 1997*
SELECTED PER SHARE DATA AND RATIOS                                       TO DECEMBER 31, 1997
---------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                             $ 10.00
                                                                                 -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                                             0.01
  Net Realized and Unrealized Loss                                                 (4.36)
                                                                                 -------
  Total From Investment Operations                                                 (4.35)
                                                                                 -------
DISTRIBUTIONS
  Net Investment Income                                                            (0.01)
                                                                                 -------
  Total Distributions                                                              (0.01)
                                                                                 -------
NET ASSET VALUE, END OF PERIOD                                                   $  5.64
                                                                                 -------
                                                                                 -------
TOTAL RETURN                                                                      (43.52)%
                                                                                 -------
                                                                                 -------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                                                $12,571
Ratio of Expenses to Average Net Assets                                             1.35%**
Ratio of Expenses to Average Net Assets Excluding
  Interest Expense and Foreign Tax Expense                                          1.20%**
Ratio of Net Investment Income to Average Net Assets                                0.32%**
Portfolio Turnover Rate                                                              130%
Average Commission Rate:
  Per Share                                                                      $0.0134
  As a Percentage of Trade Amount                                                   0.50%
---------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation During the Period:
  Per Share Benefit to Net Investment Income                                     $  0.07
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                                                    3.10%**
  Net Investment Loss to Average Net Assets                                        (1.43)%**

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Annualized

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                       EMERGING MARKETS EQUITY PORTFOLIO

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS

                                                                                              PERIOD FROM
                                                                       YEAR ENDED        OCTOBER 1, 1996*
SELECTED PER SHARE DATA AND RATIOS                             DECEMBER 31, 1997*    TO DECEMBER 31, 1996
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $  9.78               $ 10.00
                                                                       -------               -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                                   0.04                  0.01
  Net Realized and Unrealized Loss                                          --                 (0.21)
                                                                       -------               -------
  Total From Investment Operations                                        0.04                 (0.20)
                                                                       -------               -------
DISTRIBUTIONS
  Net Investment Income                                                  (0.07)                (0.02)
  Net Realized Gain                                                      (0.02)                   --
  In Excess of Net Realized Gain                                         (0.28)                   --
                                                                       -------               -------
  Total Distributions                                                    (0.37)                (0.02)
                                                                       -------               -------
NET ASSET VALUE, END OF PERIOD                                         $  9.45               $  9.78
                                                                       -------               -------
                                                                       -------               -------
TOTAL RETURN                                                              0.52%                (2.03)%
                                                                       -------               -------
                                                                       -------               -------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                                      $34,098               $11,789
Ratio of Expenses to Average Net Assets                                   1.80%                 1.79%**
Ratio of Expenses to Average Net Assets
  Excluding Interest Expense and Foreign Tax Expense                      1.75%                 1.75%**
Ratio of Net Investment Income to Average Net Assets                      0.47%                 0.32%**
Portfolio Turnover Rate                                                     87%                    9%
Average Commission Rate
  Per Share                                                            $0.0018               $0.0013
  As a Percentage of Trade Amount                                         0.40%                 0.45%
---------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation During the Period
  Per Share Benefit to Net Investment Income                           $  0.17               $  0.08
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                                          4.12%                 6.17%**
  Net Investment Loss to Average Net Assets                              (1.84)%               (4.06)%**

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Annualized

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                            GLOBAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS

                                                                                PERIOD FROM
                                                                           JANUARY 2, 1997*
                                                                            TO DECEMBER 31,
SELECTED PER SHARE DATA AND RATIOS                                                     1997
-------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                             $ 10.00
                                                                                 -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                                             0.08
  Net Realized and Unrealized Gain                                                  1.92
                                                                                 -------
  Total From Investment Operations                                                  2.00
                                                                                 -------
DISTRIBUTIONS
  Net Investment Income                                                            (0.08)
  Net Realized Gain                                                                (0.18)
                                                                                 -------
  Total Distributions                                                              (0.26)
                                                                                 -------
NET ASSET VALUE, END OF PERIOD                                                   $ 11.74
                                                                                 -------
                                                                                 -------
TOTAL RETURN                                                                       20.04%
                                                                                 -------
                                                                                 -------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                                                $14,707
Ratio of Expenses to Average Net Assets                                             1.15%**
Ratio of Net Investment Income to Average Net Assets                                1.24%**
Portfolio Turnover Rate                                                               20%
Average Commission Rate:
  Per Share                                                                      $0.0350
  As a Percentage of Trade Amount                                                   0.25%
-------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation During the Period:
  Per Share Benefit to Net Investment Income                                     $  0.09
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                                                    2.43%**
  Net Investment Loss to Average Net Assets                                        (0.04)%**

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Annualized

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                         INTERNATIONAL MAGNUM PORTFOLIO

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS

                                                                                PERIOD FROM
                                                                           JANUARY 2, 1997*
                                                                            TO DECEMBER 31,
SELECTED PER SHARE DATA AND RATIOS                                                     1997
-------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                             $ 10.00
                                                                                 -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                                             0.13
  Net Realized and Unrealized Gain                                                  0.59
                                                                                 -------
  Total From Investment Operations                                                  0.72
                                                                                 -------
DISTRIBUTIONS
  Net Investment Income                                                            (0.32)
  Net Realized Gain                                                                (0.02)
                                                                                 -------
  Total Distributions                                                              (0.34)
                                                                                 -------
NET ASSET VALUE, END OF PERIOD                                                   $ 10.38
                                                                                 -------
                                                                                 -------
TOTAL RETURN                                                                        7.31%
                                                                                 -------
                                                                                 -------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                                                $18,855
Ratio of Expenses to Average Net Assets                                             1.16%**
Ratio of Expenses to Average Net Assets
  Excluding Interest Expense                                                        1.15%**
Ratio of Net Investment Income to Average Net Assets                                1.43%**
Portfolio Turnover Rate                                                               41%
Average Commission Rate:
  Per Share                                                                      $0.0181
  As a Percentage of Trade Amount                                                   0.20%
-------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation During the Period:
  Per Share Benefit to Net Investment Income                                     $  0.15
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                                                    2.78%**
  Net Investment Loss to Average Net Assets                                        (0.19)%**

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Annualized

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                            EQUITY GROWTH PORTFOLIO

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS

                                                                                  PERIOD FROM
                                                                             JANUARY 2, 1997*
SELECTED PER SHARE DATA AND RATIOS                                       TO DECEMBER 31, 1997
---------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                             $ 10.00
                                                                                 -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                                             0.02
  Net Realized and Unrealized Gain                                                  3.27
                                                                                 -------
  Total From Investment Operations                                                  3.29
                                                                                 -------
DISTRIBUTIONS
  Net Investment Income                                                            (0.02)
  Net Realized Gain                                                                (0.53)
                                                                                 -------
  Total Distributions                                                              (0.55)
                                                                                 -------
NET ASSET VALUE, END OF PERIOD                                                   $ 12.74
                                                                                 -------
                                                                                 -------
TOTAL RETURN                                                                       33.05%
                                                                                 -------
                                                                                 -------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                                                $12,419
Ratio of Expenses to Average Net Assets                                             0.85%**
Ratio of Net Investment Income to Average Net Assets                                0.41%**
Portfolio Turnover Rate                                                              172%
Average Commission Rate Per Share                                                $0.0542
---------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation During the Period:
  Per Share Benefit to Net Investment Income                                     $  0.07
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                                                    2.05%**
  Net Investment Loss to Average Net Assets                                        (0.80)%**

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Annualized

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                            MID CAP VALUE PORTFOLIO

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS

                                                                                  PERIOD FROM
                                                                             JANUARY 2, 1997*
SELECTED PER SHARE DATA AND RATIOS                                       TO DECEMBER 31, 1997
---------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                             $ 10.00
                                                                                 -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                                             0.02
  Net Realized and Unrealized Gain                                                  4.05
                                                                                 -------
  Total From Investment Operations                                                  4.07
                                                                                 -------
DISTRIBUTIONS
  Net Investment Income                                                            (0.02)
  Net Realized Gain                                                                (0.73)
                                                                                 -------
  Total Distributions                                                              (0.75)
                                                                                 -------
                                                                                 -------
NET ASSET VALUE, END OF PERIOD                                                   $ 13.32
                                                                                 -------
                                                                                 -------
TOTAL RETURN                                                                       40.93%
                                                                                 -------
                                                                                 -------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                                                $11,461
Ratio of Expenses to Average Net Assets                                             1.05%**
Ratio of Net Investment Income to Average Net Assets                                0.19%**
Portfolio Turnover Rate                                                              141%
Average Commission Rate Per Share                                                $0.0490
---------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation During the Period:
  Per Share Benefit to Net Investment Income                                     $  0.08
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                                                    2.13%**
  Net Investment Loss to Average Net Assets                                        (0.89)%**

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Annualized

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                           U.S. REAL ESTATE PORTFOLIO

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS

                                                                                  PERIOD FROM
                                                                               MARCH 3, 1997*
                                                                              TO DECEMBER 31,
SELECTED PER SHARE DATA AND RATIOS                                                       1997
---------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                             $ 10.00
                                                                                 -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                                             0.17
  Net Realized and Unrealized Gain                                                  1.61
                                                                                 -------
  Total From Investment Operations                                                  1.78
                                                                                 -------
DISTRIBUTIONS
  Net Investment Income                                                            (0.17)
  Net Realized Gain                                                                (0.20)
                                                                                 -------
  Total Distributions                                                              (0.37)
                                                                                 -------
NET ASSET VALUE, END OF PERIOD                                                   $ 11.41
                                                                                 -------
                                                                                 -------
TOTAL RETURN                                                                       17.99%
                                                                                 -------
                                                                                 -------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                                                $13,055
Ratio of Expenses to Average Net Assets                                             1.10%**
Ratio of Net Investment Income to Average Net Assets                                3.14%**
Portfolio Turnover Rate                                                              114%
Average Commission Rate Per Share                                                $0.0542
---------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation During the Period:
  Per Share Benefit to Net Investment Income                                     $  0.07
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                                                    2.32%**
  Net Investment Income to Average Net Assets                                       1.92%**

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Annualized

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                                VALUE PORTFOLIO

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS

                                                                                  PERIOD FROM
                                                                             JANUARY 2, 1997*
SELECTED PER SHARE DATA AND RATIOS                                       TO DECEMBER 31, 1997
---------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                             $ 10.00
                                                                                 -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                                             0.10
  Net Realized and Unrealized Gain                                                  1.99
                                                                                 -------
  Total From Investment Operations                                                  2.09
                                                                                 -------
DISTRIBUTIONS
  Net Investment Income                                                            (0.10)
  In Excess of Net Investment Income                                                0.00+
  Net Realized Gain                                                                (0.21)
  In Excess of Net Realized Gain                                                    0.00+
                                                                                 -------
  Total Distributions                                                              (0.31)
                                                                                 -------
NET ASSET VALUE, END OF PERIOD                                                   $ 11.78
                                                                                 -------
                                                                                 -------
TOTAL RETURN                                                                       20.98%
                                                                                 -------
                                                                                 -------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                                                $14,664
Ratio of Expenses to Average Net Assets                                             0.85%**
Ratio of Net Investment Income to Average Net Assets                                1.70%**
Portfolio Turnover Rate                                                               34%
Average Commission Rate Per Share                                                $0.0585
---------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation During the Period:
  Per Share Benefit to Net Investment Income                                     $  0.06
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                                                    1.87%**
  Net Investment Income to Average Net Assets                                       0.68%**

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Annualized
  +  Amount is less than $0.01 per share.

    The accompanying notes are an integral part of the financial statement.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                        EMERGING MARKETS DEBT PORTFOLIO

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS

                                                                                  PERIOD FROM
                                                                               JUNE 16, 1997*
SELECTED PER SHARE DATA AND RATIOS                                       TO DECEMBER 31, 1997
---------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                             $ 10.00
                                                                                 -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                                             0.28
  Net Realized and Unrealized Loss                                                 (0.22)
                                                                                 -------
  Total From Investment Operations                                                  0.06
                                                                                 -------
DISTRIBUTIONS
  Net Investment Income                                                            (0.27)
  Net Realized Gain                                                                (0.02)
  In Excess of Net Realized Gain                                                   (0.10)
                                                                                 -------
  Total Distributions                                                              (0.39)
                                                                                 -------
NET ASSET VALUE, END OF PERIOD                                                   $  9.67
                                                                                 -------
                                                                                 -------
TOTAL RETURN                                                                        0.76%
                                                                                 -------
                                                                                 -------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                                                $26,378
Ratio of Expenses to Average Net Assets                                             1.35%**
Ratio of Expenses to Average Net Assets
  Excluding Interest Expense                                                        1.30%**
Ratio of Net Investment Income to Average Net Assets                                8.10%**
Portfolio Turnover Rate                                                              173%
---------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation During the Period:
  Per Share Benefit to Net Investment Income                                     $  0.02
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                                                    2.06%**
  Net Investment Income to Average Net Assets                                       7.39%**

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Annualized

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                             FIXED INCOME PORTFOLIO

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS

                                                                                  PERIOD FROM
                                                                             JANUARY 2, 1997*
SELECTED PER SHARE DATA AND RATIOS                                       TO DECEMBER 31, 1997
---------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                             $ 10.00
                                                                                 -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                                             0.46
  Net Realized and Unrealized Gain                                                  0.53
                                                                                 -------
  Total From Investment Operations                                                  0.99
                                                                                 -------
DISTRIBUTIONS
  Net Investment Income                                                            (0.45)
  Net Realized Gain                                                                (0.13)
                                                                                 -------
  Total Distributions                                                              (0.58)
                                                                                 -------
NET ASSET VALUE, END OF PERIOD                                                   $ 10.41
                                                                                 -------
                                                                                 -------
TOTAL RETURN                                                                        9.93%
                                                                                 -------
                                                                                 -------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                                                $12,760
Ratio of Expenses to Average Net Assets                                             0.70%**
Ratio of Net Investment Income to Average Net Assets                                5.66%**
Portfolio Turnover Rate                                                              185%
---------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation During the Period:
  Per Share Benefit to Net Investment Income                                     $  0.08
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                                                    1.71%**
  Net Investment Income to Average Net Assets                                       4.65%**

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Annualized

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                              HIGH YIELD PORTFOLIO

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS

                                                                                  PERIOD FROM
                                                                             JANUARY 2, 1997*
                                                                              TO DECEMBER 31,
SELECTED PER SHARE DATA AND RATIOS                                                       1997
---------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                             $ 10.00
                                                                                 -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                                             0.63
  Net Realized and Unrealized Gain                                                  0.72
                                                                                 -------
  Total From Investment Operations                                                  1.35
                                                                                 -------
DISTRIBUTIONS
  Net Investment Income                                                            (0.63)
  Net Realized Gain                                                                (0.13)
                                                                                 -------
  Total Distributions                                                              (0.76)
                                                                                 -------
NET ASSET VALUE, END OF PERIOD                                                   $ 10.59
                                                                                 -------
                                                                                 -------
TOTAL RETURN                                                                       13.53%
                                                                                 -------
                                                                                 -------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                                                $12,490
Ratio of Expenses to Average Net Assets                                             0.81%**
Ratio of Expenses to Average Net Assets
  Excluding Interest Expense                                                        0.80%**
Ratio of Net Investment Income to Average Net Assets                                7.41%**
Portfolio Turnover Rate                                                               78%
---------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation During the Period:
  Per Share Benefit to Net Investment Income                                     $  0.08
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                                                    1.68%**
  Net Investment Income to Average Net Assets                                       6.53%**

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Annualized

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1997

--------------------------------------------------------------------------------

Morgan Stanley Universal Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of December 31, 1997, the Fund was comprised of eleven separate active portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Emerging Markets Equity Portfolio commenced operations on October 1, 1996. The Global Equity, International Magnum, Equity Growth, Mid Cap Value, Value, Fixed Income and High Yield Portfolios each commenced operations on January 2, 1997. The Asian Equity and U.S. Real Estate Portfolios each commenced operations on March 3, 1997 and the Emerging Markets Debt Portfolio commenced operations on June 16, 1997.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date, for which market quotations are readily available, are valued at the mean between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service which are based primarily on institutional size trading in similar groups of securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

A Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on the movement of foreign currency and are accrued based on the value of investments denominated in such currency.

3. REPURCHASE AGREEMENTS: Each Portfolio may enter into repurchase agreements under which a Portfolio lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

    - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

    - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                               DECEMBER 31, 1997

--------------------------------------------------------------------------------

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Prior governmental approval for foreign investments may be required under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Statement of Net Assets) may be created and offered for investment. The "local" and "foreign" shares' market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolios value the foreign shares at the closing exchange price of the local shares. Such securities are identified as fair valued in the Statement of Net Assets.

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: The Portfolios may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolios as unrealized gain or loss. The Portfolios record realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time is was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: Each Portfolio may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not to exceed 120 days) after the date of the transaction. Additionally, each Portfolio may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Portfolio on such securities prior to delivery. When the Portfolio enters into a purchase transaction on a when-issued or delayed delivery basis, it establishes either a segregated account in which it maintains liquid assets in an amount at least equal in value to the Portfolio's commitments to purchase such securities or designates such assets as segregated on the custodian's records for the Portfolio's regular custody account. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

7. LOAN AGREEMENTS: The Portfolios may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders") deemed to be creditworthy by the investment adviser. A Portfolio's investments in Loans may be in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans ("Assignments") from third parties. A Portfolio's investment in Participations typically results in the Portfolio having a contractual relationship with only the Lender and not with the borrower. The Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only upon receipt by the Lender of the payments from the borrower. The Portfolio generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Portfolio may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. When a Portfolio purchases Assignments from Lenders, it acquires direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

8. ORGANIZATIONAL COSTS: The organizational costs of the Fund are being amortized on a straight line basis over a period of five years beginning with the Emerging Markets Equity Portfolio's commencement of operations. Morgan Stanley Asset Management Inc. has agreed that in the event any of its initial shares which comprised the Fund at inception are redeemed, the proceeds on redemption will be

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                               DECEMBER 31, 1997

--------------------------------------------------------------------------------
reduced by the pro-rata portion of any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the initial shares held at time of redemption.

9. STRUCTURED SECURITIES: Certain Portfolios may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Portfolio to credit risks of the underlying instruments as well as of the issuer of the structured security. Structured securities are typically sold in private placement transactions with no active trading market. Investments in Structured Securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

10. FUTURES: Certain Portfolios may purchase and sell futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specified security index, instrument or basket of instruments. Futures contracts (secured by cash or government securities deposited with brokers or custodians as "initial margin") are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gains or losses in the Statement of Operations.

Certain Portfolios may use futures contracts in order to manage its exposure to the stock and bond markets, to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contracts involve market risk in excess of the amounts recognized in the Statement of Net Assets. Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

11. SWAP AGREEMENTS: The Portfolios may enter into swap agreements to exchange one return or cash flow for another return or cash flow in order to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. The following summarizes swaps which may be entered into by the Portfolios:

INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Portfolio terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

12. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased (other than mortgage-backed securities) are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Distributions from the Portfolios are recorded on the ex-distribution date.

The U.S. Real Estate Portfolio owns shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually. A portion of

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                               DECEMBER 31, 1997

--------------------------------------------------------------------------------
distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for the character and timing of the recognition of gains or losses on securities and foreign currency exchange contracts, the timing of the deductibility of certain foreign taxes and dividends received from real estate investment trusts.

Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed net investment income
(loss), accumulated net realized gain (loss) and paid in capital.

Permanent book and tax differences, if any, are not included in ending undistributed (distributions in excess of) net investment income/accumulated net investment loss for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, including Russia, ownership of shares is defined according to entries in the issuer's share register. In Russia, there currently exists no central registration system and the share registrars may not be subject to effective state supervision. It is possible the Portfolio could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

B. ADVISERS: Morgan Stanley Asset Management Inc. ("MSAM"), a wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co., provides the following Portfolios with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

                                                  FROM            MORE
                                 FIRST        $500 MILLION        THAN
PORTFOLIO                    $500 MILLION     TO $1 BILLION    $1 BILLION
--------------------------  ---------------  ---------------  -------------
Asian Equity..............         0.80%            0.75%           0.70%
Emerging Markets Equity...         1.25             1.20            1.15
Global Equity.............         0.80             0.75            0.70
International Magnum......         0.80             0.75            0.70
Equity Growth.............         0.55             0.50            0.45
U.S. Real Estate..........         0.80             0.75            0.70
Emerging Markets Debt.....         0.80             0.75            0.70

Miller Anderson & Sherrerd, LLP ("MAS"), a wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co., provides the following Portfolios with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

                                                  FROM            MORE
                                 FIRST        $500 MILLION        THAN
PORTFOLIO                    $500 MILLION     TO $1 BILLION    $1 BILLION
--------------------------  ---------------  ---------------  -------------
Mid Cap Value.............         0.75%            0.70%           0.65%
Value.....................         0.55             0.50            0.45
Fixed Income..............         0.40             0.35            0.30
High Yield................         0.50             0.45            0.40

MSAM and MAS have agreed to reduce fees payable to them and to reimburse the Portfolios, if necessary, to the extent that the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

PORTFOLIO                                      MAXIMUM EXPENSE RATIO
---------------------------------------------  ---------------------
Asian Equity.................................            1.20%
Emerging Markets Equity......................            1.75
Global Equity................................            1.15
International Magnum.........................            1.15
Equity Growth................................            0.85
Mid Cap Value................................            1.05
U.S. Real Estate.............................            1.10
Value........................................            0.85
Emerging Markets Debt........................            1.30
Fixed Income.................................            0.70
High Yield...................................            0.80

C. ADMINISTRATORS: MSAM and MAS (the "Administrators") also provide their respective Portfolios with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of each Portfolio, plus reimbursement of out-of-pocket expenses. Under agreements between the Administrators and Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank ("Chase"), CGFSC provides certain administrative services to the Fund. For such services, each Administrator pays CGFSC a portion of the fee the Administrators receive from the Fund. Certain employees of CGFSC are officers of the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D. CUSTODIANS: Morgan Stanley Trust Company ("MSTC"), a wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co., acts as custodian for the Fund's assets held outside the United States in accordance with a custodian agreement. Chase serves as custodian for the Fund's domestic assets in accordance with a separate custodian agreement. Custodian fees are computed and payable monthly based on assets held, investment purchases and sales activity, an account maintenance fee, plus reimbursement for certain out-of-pocket expenses. For the year ended

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                               DECEMBER 31, 1997

--------------------------------------------------------------------------------
December 31, 1997, the following Portfolios incurred custody fees with and had amounts payable to MSTC at December 31, 1997:

                                  MSTC CUSTODY         CUSTODY FEES
                                  FEES INCURRED       PAYABLE TO MSTC
PORTFOLIO                             (000)                (000)
------------------------------  -----------------  ---------------------
Asian Equity..................      $      64            $      15
Emerging Markets Equity.......            190                   40
Global Equity.................             16                    4
International Magnum..........             92                   20
Emerging Markets Debt.........             12                    4

In addition, for the year ended December 31, 1997, the following Portfolios have earned interest income and incurred interest expense on balances with MSTC as follows:

                                                INTEREST
                                                 INCOME       INTEREST
PORTFOLIO                                         (000)     EXPENSE (000)
---------------------------------------------  -----------  -------------
Asian Equity.................................   $      --     $      10
Emerging Markets Equity......................           3             3
Emerging Markets Debt........................           1             4

E. DIRECTORS' FEES: The Fund and other funds managed by MSAM (the "Fund Complex") pays each Director, who is not an officer or affiliated person, an aggregate annual fee of $65,000, plus out-of-pocket expenses. Such fees are allocated among the funds in the Fund Complex in proportion to their respective average net assets.

F. OTHER: During the year ended December 31, 1997, the following Portfolios paid brokerage commissions to Morgan Stanley & Co. Incorporated, an affiliated broker/dealer, as follows:

                                                       BROKERAGE
                                                      COMMISSIONS
PORTFOLIO                                                (000)
------------------------------------------------  -------------------
Asian Equity....................................       $       2
Emerging Markets Equity.........................               7
Global Equity...................................               2

At December 31, 1997, the net assets of certain Portfolios were substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities.

From time to time, certain Portfolios of the Fund have shareholders that hold a significant portion of a Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on those Portfolios.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                       REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Morgan Stanley Universal Funds, Inc.

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios constituting Morgan Stanley Universal Funds, Inc. (hereafter referred to as the "Fund") at December 31, 1997, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodians and brokers, and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
February 12, 1998

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                      FEDERAL TAX INFORMATION (UNAUDITED)

--------------------------------------------------------------------------------

For the year ended December 31, 1997, the percentages of distributions taxable as ordinary income, as reported on Form 1099-DIV, that qualify for the dividends received deduction for corporations for the Global Equity, Equity Growth, Mid Cap Value, Value and High Yield Portfolios are 10.7%, 7.2%, 6.4%, 30.5% and 2.3%, respectively.

For the year ended December 31, 1997, the Emerging Markets Equity Portfolio has designated a 28% long-term capital gain of approximately $117,000.

For the year ended December 31, 1997, the International Magnum Portfolio intends to pass through to shareholders foreign tax credits of approximately $40,000 and has derived gross income from sources within foreign countries in the amount of approximately $310,000.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.

--------------------------------------------------------------------------------

DIRECTORS

Barton M. Biggs
CHAIRMAN OF THE BOARD
 Chairman and Director, Morgan Stanley Asset Management Inc.
 and Morgan Stanley Asset Management Limited;
 Managing Director, Morgan Stanley & Co. Incorporated

Michael F. Klein
DIRECTOR AND PRESIDENT
 Principal, Morgan Stanley Asset Management Inc. and
 Morgan Stanley & Co. Incorporated

John D. Barrett II
Chairman and Director,
Barrett Associates, Inc.

Gerard E. Jones
Partner, Richards & O'Neil LLP

Andrew McNally IV
River Road Partners

Samuel T. Reeves
Chairman of the Board and CEO,
Pinacle L.L.C.

Fergus Reid
Chairman and Chief Executive Officer,
LumeLite Plastics Corporation

Frederick O. Robertshaw
Of Counsel, Copple, Chamberlin & Boehm, P.C.

INVESTMENT ADVISERS AND ADMINISTRATORS

Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020

Miller Anderson & Sherrerd, LLP
One Tower Bridge
West Conshohocken, PA 19428-2899

DISTRIBUTOR

Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, NY 10020

CUSTODIANS

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11210

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, NY 11245

OFFICERS

Harold J. Schaaff, Jr.
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Lorraine Truten
VICE PRESIDENT

Stefanie V. Chang
VICE PRESIDENT

Valerie Y. Lewis
SECRETARY

Joanna M. Haigney
TREASURER

Rene J. Feuerman
ASSISTANT TREASURER

Karl O. Hartmann
ASSISTANT SECRETARY

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP
2000 One Logan Square
Philadelphia, Pennsylvania 19103

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF THE MORGAN STANLEY UNIVERSAL FUNDS, INC. WHICH DESCRIBES IN DETAIL EACH INVESTMENT PORTFOLIO'S INVESTMENT POLICIES, FEES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
--------------------------------------------------------------------------------